                                              File Numbers 33-80752 and 811-8586

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                      Form N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /X/

                          Pre-Effective Amendment Number ___

                          Post-Effective Amendment Number 12

                                        and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

                                  Amendment Number 13

                           ADVANTUS CORNERSTONE FUND, INC.
                  (Exact Name of Registrant as Specified in Charter)


                 400 ROBERT STREET NORTH, ST. PAUL, MINNESOTA  55101
                       (Address of Principal Executive Offices)
          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (651) 665-3826


         ERIC J. BENTLEY, 400 ROBERT STREET NORTH, ST. PAUL, MINNESOTA 55101
                      (Name and Address of Agent for Service)

                                       Copy to:
                              Michael J. Radmer, Esquire
                                 Dorsey & Whitney LLP
                                 50 South Sixth Street
                             Minneapolis, Minnesota  55402

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (check appropriate box)
     / /  immediately upon filing pursuant to paragraph (b)
     / /  On (date) pursuant to paragraph (b)
     / /  60 days after filing pursuant to paragraph (a)(1)
     /X/  on November 29, 2002 pursuant to paragraph (a)(1)
     / /  75 days after filing pursuant to paragraph (a)(2)
     / /  on (date) pursuant to paragraph (a)(2) of Rule 485.
IF APPROPRIATE, CHECK THE FOLLOWING BOX:
     / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ADVANTUS EQUITY FUNDS            [ADVANTUS(TM) CAPITAL MANAGEMENT LOGO]

PROSPECTUS DATED NOVEMBER 29, 2002

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED THE FUND'S SECURITIES. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

ADVANTUS CORNERSTONE FUND, INC.
A LARGE COMPANY VALUE FUND

ADVANTUS ENTERPRISE FUND, INC.
A SMALL COMPANY GROWTH FUND

ADVANTUS HORIZON FUND, INC.
A LARGE COMPANY GROWTH FUND

ADVANTUS INDEX 500 FUND, INC.
A LARGE COMPANY INDEX FUND

ADVANTUS REAL ESTATE SECURITIES FUND, INC.
A REAL ESTATE - RELATED SECURITIES FUND

ADVANTUS VENTURE FUND, INC.
A SMALL COMPANY VALUE FUND

CUT DOWN PAPERWORK, NOT TREES.

ADVANTUS NOW OFFERS E-DELIVERY OF PROSPECTUSES, ANNUAL AND SEMI-ANNUAL REPORTS. TO FIND OUT MORE, CALL ADVANTUS SHAREHOLDER SERVICES AT
(800) 665-6005.

ADVANTUS EQUITY FUNDS



This prospectus provides you with information about the six Advantus equity funds (Fund or Funds). The Funds are all members of the Advantus family of funds (Advantus Funds), a mutual fund complex comprised of eleven different funds. The Advantus Funds other than Advantus Money Market Fund, Inc. are referred to as "Advantus Multiple Class Funds."


TABLE OF CONTENTS


                                                      Page No.
THE FUNDS IN SUMMARY ..............................           3
        Cornerstone Fund ..........................           3
        Enterprise Fund ...........................           7
        Horizon Fund ..............................          12
        Index 500 Fund ............................          17
        Real Estate Securities Fund ...............          21
        Venture Fund ..............................          25

INVESTING IN THE FUNDS ............................          30
        Managing the Funds ........................          30
        Advisory Fees .............................          32
        Investment Objective, Policies and
        Practices - ...............................          32
          Cornerstone Fund ........................          32
          Enterprise Fund .........................          34
          Horizon Fund ............................          36
          Index 500 Fund ..........................          37
          Real Estate Securities Fund .............          38
          Venture Fund ............................          40
        Defining Risks ............................          42

BUYING AND SELLING SHARES .........................          46
        Choosing a Share Class ....................          46
        Sales and Distribution Charges ............          46
        Reducing Sales Charges ....................          49
        Buying Shares .............................          51
        Selling Shares ............................          52
        Exchanging Shares .........................          53
        Telephone Transactions ....................          54
        Internet Transactions .....................          54
        Account Requirements ......................          55

DISTRIBUTIONS AND TAXES ...........................          56
        Dividends and Capital Gains
        Distributions .............................          56
        Taxes .....................................          56

FINANCIAL HIGHLIGHTS ..............................          58
        Cornerstone Fund ..........................          58
        Enterprise Fund ...........................          62
        Horizon Fund ..............................          65
        Index 500 Fund ............................          68
        Real Estate Securities Fund ...............          71
        Venture Fund ..............................          73

OTHER INFORMATION .................................          76
        Service Providers .........................          76
        Advantus Family of Funds ..................          79
        Additional Information About the Funds ....  Back Cover
        How to Obtain Additional Information ......  Back Cover

                                                                       [GRAPHIC]


                                                            THE FUNDS IN SUMMARY



--------------------
FOR YOUR INFORMATION
--------------------
A mutual fund is an investment company that invests the money of many people in a variety of securities to seek a specific objective over time. An open-end mutual fund buys back an investor's shares at the fund's current net asset value.
---------------
REFERENCE POINT
---------------
Please see "Investing in the Fund - Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Fund.



Advantus Cornerstone Fund, Inc. (Cornerstone Fund), Advantus Enterprise Fund, Inc. (Enterprise Fund), Advantus Horizon Fund, Inc. (Horizon Fund), Advantus Index 500 Fund, Inc. (Index 500 Fund), Advantus Real Estate Securities Fund, Inc. (Real Estate Securities Fund) and Advantus Venture Fund, Inc. (Venture
Fund) are all open-end, diversified investment companies, commonly called mutual funds. Each of the Funds, except Real Estate Securities Fund, lets you choose among three classes of shares that offer different sales charges and bear different expenses. Real Estate Securities Fund offers two classes of shares. These alternatives allow you to choose the share class that you believe is most beneficial given the amount of your purchase, the length of time you expect to hold onto the shares and whether you plan to make additional investments.



This section gives you a brief summary of each Fund's investment policies, practices and main risks, as well as performance and fee information. More detailed information about the Funds follows this summary.



Keep in mind that, in addition to the main risks summarized for each Fund below, an investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency and that it is possible to lose money by investing in any Fund. You should also note that since a Fund may make frequent changes in its portfolio securities, such changes may result in higher Fund costs and may adversely affect your return.



CORNERSTONE FUND



INVESTMENT OBJECTIVE AND POLICIES. Cornerstone Fund seeks long-term accumulation of capital.


The Fund primarily invests in various types of equity securities of large capitalization companies (i.e., companies with a market capitalization of at least $1.5 billion) at the time of purchase. In selecting equity securities, the Fund invests in securities that the Fund's investment adviser believes are undervalued relative to other securities, earn low returns with a potential for higher returns, are undervalued relative to their potential for improved operating performance and financial strength or are issued by companies that have recently undergone a change in management or control and are undervalued relative to their potential for improved operating performance.


MAIN RISKS. An investment in the Cornerstone Fund may be subject to various risks including the following types of main risk:


    - FUND RISK - the risk that Fund performance may not meet or exceed that of the market as a whole

    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets

    - VALUE STOCK RISK - the risk that the value of a security believed by the Fund's investment adviser to be undervalued may never reach what the investment adviser believes is its full value, or that such security's value may decrease


                                                  THE FUNDS IN SUMMARY         3

--------------------
FOR YOUR INFORMATION
--------------------
The Fund seeks to achieve its investment objective over longer rather than shorter periods of time. An investment in the Fund may therefore be more appropriate for an investor with a longer-term focus.
--------------------
FOR YOUR INFORMATION
--------------------
After-tax returns are shown for Class A shares only. After-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return after taxes on distributions and redemption may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.



FUND PERFORMANCE. The following bar chart and table show Cornerstone Fund's annual returns and long-term performance. The chart shows how the Fund's performance has varied from year to year, and provides some indication of the risks in investing in the Fund. The table shows how the Fund's average annual return over a one, five and ten year period compare to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions, and the table reflects applicable initial and contingent deferred sales charges. Like other mutual funds, the past performance of the Fund does not necessarily indicate how the Fund will perform in the future.



                 CLASS A YEAR TO YEAR TOTAL RETURN(1) (AS OF DECEMBER 31)(2)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

'95   32.93%
'96   30.13%
'97   21.08%
'98     .70%
'99     .02%
'00   -2.21%
'01  -10.81%

(1) Absent reductions for sales loads, account fees and other charges. If such sales loads, account fees and other charges were included, returns would be less than shown above.

 Best Quarter:               (Q4'98)      14.82%

 Worst Quarter:              (Q3'98)     -14.10%


                 (2) Total return for 2002 through the calendar quarter ended
                     September 30, 2002 was     %.



 AVERAGE ANNUAL TOTAL RETURN
 (FOR THE PERIODS ENDING DECEMBER 31, 2001)                                                           From
                                                                     1 Year      5 Years  10 Years  Inception
 Class A Before Taxes(1)
  (inception 9/16/94)                                          %        -15.72      .10        --       7.31
 Class A After Taxes on Distributions
 Class A After Taxes on Distributions and Redemptions
 Class B Before Taxes
  (inception 9/16/94)                                                   -15.95      .18        --       7.28
 Class C Before Taxes
  (inception 3/1/95)                                                    -11.48      .42        --       7.56
 Russell 1000 Value Index                                                -5.59    11.13     14.15         --


 (1) Average annual total returns quoted assume that the Class A maximum initial sales charge of 5.5% was in effect at the beginning of each period shown. The maximum initial sales charge for Class A shares was 5.0% prior to February 1, 1999.


4             THE FUNDS IN SUMMARY

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in Cornerstone Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                        CLASS A   CLASS B   CLASS C
 SHAREHOLDER FEES
  (fees paid directly from your investment)
 Maximum Sales Charge on Purchases
  (as a percentage of offering price)                             %        5.50     none       none
 Maximum Deferred Sales Charge
  (as a percentage of sales proceeds)                             %        1.00(a)   5.00      none
 Exchange Fees
 -On First Twelve Exchanges Each Year                                      none     none       none
 -On Each Additional Exchange                                     $        7.50     7.50       7.50
 Low Balance Fee (b)                                              $       10.00    10.00      10.00

 ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
 Management Fees                                                  %        0.70     0.70       0.70
 Rule 12b-1 Fees                                                  %        0.25     1.00       1.00
 Other Expenses                                                   %        0.44     0.44       0.44

 TOTAL ANNUAL FUND OPERATING EXPENSES (c)                         %        1.39     2.14       2.14


 (a) Applies only to purchases of at least $1 million, in which case a contingent deferred sales charge of 1.00% will be imposed if such shares are sold within one year after the date of purchase.
 (b) Applies to certain accounts with balances below $2,000. See "Account Requirements - Low Balance Fee."
 (c) Advantus Capital Management, Inc. (Advantus Capital), the Fund's investment adviser, has voluntarily agreed to absorb "other expenses", excluding advisory fees and Rule 12b-1 fees, in excess of .29% of average net assets of the Fund. After such absorption, the ratio of total fund operating expenses to average net assets will be 1.24% for Class A shares and 1.99% for Class B and Class C shares. Advantus Capital reserves the right to discontinue such absorption at any time at its sole discretion.




                                                  THE FUNDS IN SUMMARY         5

EXAMPLE. This example is intended to help you compare the costs of investing in Cornerstone Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $     684      966    1,269     2,127
 Class B                 717    1,020    1,299     2,192
 Class C                 217      670    1,149     2,282

You would pay the following expenses if you did not redeem your shares:

                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $     684      966    1,269     2,127
 Class B                 217      670    1,149     2,192
 Class C                 217      670    1,149     2,282


6             THE FUNDS IN SUMMARY

---------------
REFERENCE POINT
---------------
Please see "Investing in the Fund - Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Fund.



ENTERPRISE FUND



INVESTMENT OBJECTIVE AND POLICIES. Enterprise Fund seeks long-term accumulation of capital.


The Fund primarily invests in various types of equity securities of small capitalization companies (i.e., companies with a market capitalization within the range of capitalizations of companies in the Russell 2000 Growth Index) at the time of purchase. In selecting equity securities, the Fund's investment sub-adviser employs a growth investment style and looks for either developing or older companies in a growth stage or companies providing products or services with a high unit-volume growth rate.


MAIN RISKS. An investment in Enterprise Fund may be subject to various risks including the following types of main risk:


    - FUND RISK - the risk that Fund performance may not meet or exceed that of the market as a whole


    - GROWTH STOCK RISK - the risk that if the Fund's investment sub-adviser's assessment of a company's prospective earnings growth or judgment of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Fund's investment sub-adviser placed on it


    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets

    - SMALL COMPANY RISK - the risk that equity securities of small capitalization companies are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth


                                                  THE FUNDS IN SUMMARY         7

--------------------
FOR YOUR INFORMATION
--------------------
The Fund seeks to achieve its investment objective over longer rather than shorter periods of time. An investment in the Fund may therefore be more appropriate for an investor with a longer-term focus.


FUND PERFORMANCE. The following bar chart and table show Enterprise Fund's annual returns and long-term performance. The chart shows how the Fund's performance has varied from year to year, and provides some indication of the risks in investing in the Fund. The table shows how the Fund's average annual return over a one, five and ten year period compare to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions, and the table reflects applicable initial and contingent deferred sales charges. Like other mutual funds, the past performance of the Fund does not necessarily indicate how the Fund will perform in the future.



    CLASS A YEAR TO YEAR TOTAL RETURN(1) (AS OF DECEMBER 31)(2)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

'95   33.43%
'96    5.43%
'97    7.11%
'98     .97%
'99   45.52%
'00  -13.49%
'01  -16.02%

(1) Absent reductions for sales loads, account fees and other charges. If such sales loads, account fees and other charges were included, returns would be less than shown above.

 Best Quarter:               (Q4'99)      46.12%

 Worst Quarter:              (Q3'98)     -27.99%


(2) Total return for 2002 through the calendar quarter ended September 30, 2002
    was     %.



8             THE FUNDS IN SUMMARY

--------------------
FOR YOUR INFORMATION
--------------------
After-tax returns are shown for Class A shares only. After-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return after taxes on distributions and redemption may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.



 AVERAGE ANNUAL TOTAL RETURN
 (FOR THE PERIODS ENDING DECEMBER 31, 2001)                                          From
                                                    1 Year      5 Years  10 Years  Inception
 Class A Before Taxes(1)
  (inception 9/16/94)                       %           -20.64    1.56        --       6.04
 Class A After Taxes on Distributions
 Class A After Taxes on Distributions and
  Redemptions
 Class B Before Taxes
  (inception 9/16/94)                                   -21.00    1.54        --       5.92
 Class C Before Taxes
  (inception 3/1/95)                                    -16.76    1.85        --       5.68
 Russell 2000 Growth Index                               -9.23    2.87      7.19         --


 (1) Average annual total returns quoted assume that the Class A maximum initial sales charge of 5.5% was in effect at the beginning of each period shown. The maximum initial sales charge for Class A shares was 5.0% prior to February 1, 1999.


                                                  THE FUNDS IN SUMMARY         9

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in Enterprise Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                 CLASS A        CLASS B     CLASS C
 SHAREHOLDER FEES
  (fees paid directly from your investment)
 Maximum Sales Charge on Purchases
  (as a percentage of offering price)       %        5.50           none        none
 Maximum Deferred Sales Charge
  (as a percentage of sales proceeds)       %        1.00(a)        5.00        none
 Exchange Fees
 -On First Twelve Exchanges Each Year                none           none        none
 -On Each Additional Exchange               $        7.50           7.50        7.50
 Low Balance Fee (b)                        $       10.00          10.00       10.00

 ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
 Management Fees                            %        0.70           0.70        0.70
 Rule 12b-1 Fees                            %        0.25           1.00        1.00
 Other Expenses                             %        0.65           0.65        0.65

 TOTAL ANNUAL FUND OPERATING
  EXPENSES (c)                              %        1.60           2.35        2.35


 (a) Applies only to purchases of at least $1 million, in which case a contingent deferred sales charge of 1.00% will be imposed if such shares are sold within one year after the date of purchase.
 (b) Applies to certain accounts with balances below $2,000. See "Account Requirements - Low Balance Fee."
 (c) Advantus Capital Management, Inc. (Advantus Capital), the Fund's investment adviser, has voluntarily agreed to absorb "other expenses", excluding advisory fees and Rule 12b-1 fees, in excess of .53% of average net assets of the Fund. After such absorption, the ratio of total fund operating expenses to average net assets will be 1.48% for Class A shares and 2.23% for Class B and Class C shares. Advantus Capital reserves the right to discontinue such absorption at any time at its sole discretion.




10             THE FUNDS IN SUMMARY

EXAMPLE. This example is intended to help you compare the costs of investing in Enterprise Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $     704    1,027    1,373     2,346
 Class B                 738    1,083    1,405     2,412
 Class C                 238      733    1,255     2,499

You would pay the following expenses if you did not redeem your shares:

                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $     704    1,027    1,373     2,346
 Class B                 238      733    1,255     2,412
 Class C                 238      733    1,255     2,499


                                                 THE FUNDS IN SUMMARY         11

---------------
REFERENCE POINT
---------------
Please see "Investing in the Fund - Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Fund.



HORIZON FUND



INVESTMENT OBJECTIVE AND POLICIES. Horizon Fund seeks long-term growth of capital through investment in equity securities.


The Fund primarily invests in various types of equity securities of large capitalization companies (i.e. companies with a market capitalization of at least $1.5 billion) at the time of purchase. The Fund invests primarily in common stocks but may also invest in preferred stocks and securities convertible into equity securities. In selecting equity securities, the Fund invests in securities that the Fund's investment adviser believes show sustainable earnings growth potential above the average market growth rate.


MAIN RISKS. An investment in Horizon Fund may be subject to various risks including the following types of main risk:


    - FUND RISK - the risk that Fund performance may not meet or exceed that of the market as a whole

    - GROWTH STOCK RISK - the risk that if the Fund's investment adviser's assessment of a company's prospective earnings growth or judgment of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Fund's investment adviser placed on it

    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets


12             THE FUNDS IN SUMMARY

--------------------
FOR YOUR INFORMATION
--------------------
The Fund seeks to achieve its investment objective over longer rather than shorter periods of time. An investment in the Fund may therefore be more appropriate for an investor with a longer-term focus.


FUND PERFORMANCE. The following bar chart and table show Horizon Fund's annual returns and long-term performance. The chart shows how the Fund's performance has varied from year to year, and provides some indication of the risks in investing in the Fund. The table shows how the Fund's average annual return over a one, five and ten year period compare to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions, and the table reflects applicable initial and contingent deferred sales charges. Like other mutual funds, the past performance of the Fund does not necessarily indicate how the Fund will perform in the future.


          CLASS A YEAR TO YEAR TOTAL RETURN(1) (AS OF DECEMBER 31)(2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

'92    4.87%
'93    4.29%
'94   -0.69%
'95   29.16%
'96   16.79%
'97   27.33%
'98   34.28%
'99   24.57%
'00  -22.12%
'01  -26.05%

(1) Absent reductions for sales loads, account fees and other charges. If such sales loads, account fees and other charges were included, returns would be less than shown above.

 Best Quarter:               (Q4'98)     21.30%

 Worst Quarter:              (Q1'01)    -25.90%


(2) Total return for 2002 through the calendar quarter ended September 30, 2002
    was     %.



                                                 THE FUNDS IN SUMMARY         13

--------------------
FOR YOUR INFORMATION
--------------------
After-tax returns are shown for Class A shares only. After-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return after taxes on distributions and redemption may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.



 AVERAGE ANNUAL TOTAL RETURN
 (FOR THE PERIODS ENDING DECEMBER 31, 2001)                                  From
                                                1 Year  5 Years  10 Years  Inception
 Class A Before Taxes(1)                    %   -30.12    3.00      6.77       9.01
 Class A After Taxes on Distributions
 Class A After Taxes on Distributions and
  Redemptions
 Class B Before Taxes
  (inception 8/19/94)                           -30.33    3.18        --       8.11
 Class C Before Taxes
  (inception 3/1/95)                            -26.63    3.40        --       7.86
 Russell 1000 Growth Index                      -20.42    8.27     10.79         --


 (1) Average annual total returns quoted assume that the Class A maximum initial sales charge of 5.5% was in effect at the beginning of each period shown. The maximum initial sales charge for Class A shares was 5.0% prior to February 1, 1999.


14             THE FUNDS IN SUMMARY

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in Horizon Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                  CLASS A    CLASS B    CLASS C
 SHAREHOLDER FEES
  (fees paid directly from your investment)
 Maximum Sales Charge on Purchases
  (as a percentage of offering price)       %       5.50       none       none
 Maximum Deferred Sales Charge
  (as a percentage of sales proceeds)       %       1.00(a)    5.00       none
 Exchange Fees
 -On First Twelve Exchanges Each Year               none       none       none
 -On Each Additional Exchange               $       7.50       7.50       7.50
 Low Balance Fee (b)                        $      10.00      10.00      10.00

 ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
 Management Fees                            %       0.70       0.70       0.70
 Rule 12b-1 Fees                            %       0.25       1.00       1.00
 Other Expenses                             %       0.86       0.86       0.86

 TOTAL ANNUAL FUND OPERATING
  EXPENSES (c)                              %       1.81       2.56       2.56

 (a) Applies only to purchases of at least $1 million, in which case a contingent deferred sales charge of 1.00% will be imposed if such shares are sold within one year after the date of purchase.
 (b) Applies to certain accounts with balances below $2,000. See "Account Requirements - Low Balance Fee."
 (c) Advantus Capital Management, Inc. (Advantus Capital), the Fund's investment adviser, has voluntarily agreed to absorb "other expenses", excluding advisory fees and Rule 12b-1 fees, in excess of .40% of average net assets of the Fund. After such absorption, the ratio of total fund operating expenses to average net assets will be 1.35% for Class A shares and 2.10% for Class B and Class C shares. Advantus Capital reserves the right to discontinue such absorption at any time at its sole discretion.


                                                 THE FUNDS IN SUMMARY         15

EXAMPLE. This example is intended to help you compare the costs of investing in Horizon Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $    724     1,088    1,476    2,560
 Class B                759     1,146    1,510    2,626
 Class C                259       796    1,360    2,712

You would pay the following expenses if you did not redeem your shares:

                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $    724     1,088    1,476    2,560
 Class B                259       796    1,360    2,626
 Class C                259       796    1,360    2,712


16             THE FUNDS IN SUMMARY

---------------
REFERENCE POINT
---------------
Please see "Investing in the Fund - Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Fund.



INDEX 500 FUND



INVESTMENT OBJECTIVE AND POLICIES. Index Fund seeks investment results that correspond, generally, before sales charges and other Fund expenses, to the aggregate price and yield performance of the common stocks included in the Standard & Poor's 500 Composite Stock Price Index (the S&P 500).


The Fund invests its assets in all of the common stocks included in the S&P 500.


MAIN RISKS. An investment in Index 500 Fund may be subject to various risks including the following types of main risk:


    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets

    - S&P PERFORMANCE RISK - the risk that the Fund's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's Rating Services calculates the S&P 500, the amount and timing of cash flows into and out of the Fund, commissions, sales charges (if any) and other expenses.


                                                 THE FUNDS IN SUMMARY         17

--------------------
FOR YOUR INFORMATION
--------------------
The Fund seeks to achieve its investment objective over longer rather than shorter periods of time. An investment in the Fund may therefore be more appropriate for an investor with a longer-term focus.
--------------------
FOR YOUR INFORMATION
--------------------
After-tax returns are shown for Class A shares only. After-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return after taxes on distributions and redemption may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.



FUND PERFORMANCE. The following bar chart and table show Index 500 Fund's annual returns and long-term performance. The chart shows how the Fund's performance has varied from year to year, and provides some indication of the risks in investing in the Fund. The table shows how the Fund's average annual return over a one, five and ten year period compare to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions, and the table reflects applicable initial and contingent deferred sales charges. Like other mutual funds, the past performance of the Fund does not necessarily indicate how the Fund will perform in the future.


    CLASS A YEAR TO YEAR TOTAL RETURN(1) (AS OF DECEMBER 31)(2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

'98   27.18%
'99   19.70%
'00  -10.16%
'01

(1) Absent reductions for sales loads, account fees and other charges. If such sales loads, account fees and other charges were included, returns would be less than shown above.


 Best Quarter:               (Q4'98)      21.34%

 Worst Quarter:              (Q3'98)     -10.29%



(2) Total return for 2002 through the calendar quarter ended September 30, 2002
    was     %.



 AVERAGE ANNUAL TOTAL RETURN
 (FOR THE PERIODS ENDING DECEMBER 31, 2001)                         From
                                                    1 Year       Inception
 Class A Before Taxes(1)
  (inception 1/31/97)                       %           -15.10     12.83
 Class A After Taxes on Distributions
 Class A After Taxes on Distributions and
  Redemptions
 Class B Before Taxes
  (inception 1/31/97)                                   -15.34     13.05
 Class C Before Taxes
  (inception 1/31/97)                                   -10.90     13.38
 S&P 500                                                 -9.13     15.81


 (1) Average annual total returns quoted assume that the Class A maximum initial sales charge of 5.5% was in effect at the beginning of each period shown. The maximum initial sales charge was 5.0% prior to February 1, 1999.


18             THE FUNDS IN SUMMARY

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in Index 500 Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                 CLASS A     CLASS B     CLASS C
 SHAREHOLDER FEES
  (fees paid directly from your investment)
 Maximum Sales Charge on Purchases
  (as a percentage of offering price)       %        5.50        none        none
 Maximum Deferred Sales Charge
  (as a percentage of sales proceeds)       %        1.00(a)      5.00       none
 Exchange Fees
 -On First Twelve Exchanges Each Year                none        none        none
 -On Each Additional Exchange               $        7.50        7.50        7.50
 Low Balance Fee (b)                        $       10.00       10.00       10.00

 ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
 ---------------------------------------------------------------------------------
 Management Fees                            %        0.34        0.34        0.34
 Rule 12b-1 Fees                            %        0.25        1.00        1.00
 Other Expenses                             %        0.84        0.84        0.84

 TOTAL ANNUAL FUND OPERATING
  EXPENSES (c)                              %        1.43        2.18        2.18


 (a) Applies only to purchases of at least $1 million, in which case a contingent deferred sales charge of 1.00% will be imposed if such shares are sold within one year after the date of purchase.
 (b) Applies to certain accounts with balances below $2,000. See "Account Requirements - Low Balance Fee."
 (c) Advantus Capital Management, Inc. (Advantus Capital), the Fund's investment adviser, has voluntarily agreed to absorb "other expenses", excluding advisory fees and Rule 12b-1 fees, in excess of .26% of average net assets of the Fund. After such absorption, the ratio of total fund operating expenses to average net assets will be .85% for Class A shares and 1.60% for Class B and Class C shares. Advantus Capital reserves the right to discontinue such absorption at any time at its sole discretion.




                                                 THE FUNDS IN SUMMARY         19

EXAMPLE. This example is intended to help you compare the costs of investing in Index 500 Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $     688      978    1,289     2,169
 Class B                 721    1,032    1,320     2,234
 Class C                 221      682    1,169     2,323

You would pay the following expenses if you did not redeem your shares:

                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $     683      963    1,264     2,116
 Class B                 221      682    1,169     2,234
 Class C                 221      682    1,169     2,323


20             THE FUNDS IN SUMMARY

---------------
REFERENCE POINT
---------------
Please see "Investing in the Fund - Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Fund.



REAL ESTATE SECURITIES FUND



INVESTMENT OBJECTIVE AND POLICIES. Real Estate Securities Fund seeks total return through a combination of capital appreciation and current income.



The Fund invests its assets primarily in real estate and real estate-related securities. "Real estate securities" include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. "Real estate-related securities" include securities issued by companies engaged in businesses that sell or offer products or services that are closely related to the real estate industry.


Most of the Fund's real estate securities portfolio will consist of securities issued by Real Estate Investment Trusts (REITs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs. In selecting securities, factors such as an issuer's financial condition, financial performance, policies and strategies and competitive market condition are considered by the Fund's investment adviser. The Fund then invests in those issuers which its investment adviser determines have potential for long-term sustainable growth in earnings.


MAIN RISKS. An investment in Real Estate Securities Fund may be subject to various risks including the following types of main risk:



    - FUND RISK - the risk that Fund performance may not meet or exceed that of the market as a whole



    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets


    - REAL ESTATE RISK - the risk that the value of the Fund's investments may decrease due to a variety of factors related to the construction, development, ownership, financing, repair or servicing or other events affecting the value of real estate, buildings or other real estate fixtures


    - REIT-RELATED RISK - the risk that the value of the Fund's securities issued by REITs (as discussed in "Investing in the Fund - Investment Objective, Policies and Practices" below) will be adversely affected by changes in the value of the underlying property



                                                 THE FUNDS IN SUMMARY         21

--------------------
FOR YOUR INFORMATION
--------------------
The Fund seeks to achieve its investment objective over longer rather than shorter periods of time. An investment in the Fund may therefore be more appropriate for an investor with a longer-term focus.
--------------------
FOR YOUR INFORMATION
--------------------
After-tax returns are shown for Class A shares only. After-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return after taxes on distributions and redemption may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.



FUND PERFORMANCE. The following bar chart and table show Real Estate Securities Fund's annual returns and long-term performance. The chart shows how the Fund's performance has varied from year to year, and provides some indication of the risks in investing in the Fund. The table shows how the Fund's average annual return over a one, five and ten year period compare to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions, and the table reflects applicable initial and contingent deferred sales charges. Like other mutual funds, the past performance of the Fund does not necessarily indicate how the Fund will perform in the future.


    CLASS A YEAR TO YEAR TOTAL RETURN(1) (AS OF DECEMBER 31)(2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

00   25.22
01

(1) Absent reductions for sales loads, account fees and other charges. If such sales loads, account fees and other charges were included, returns would be less than shown above.

 Best Quarter:               (Q2'00)      9.94%

 Worst Quarter:              (Q4'00)      2.17%


(2) Total return for 2002 through the calendar quarter ended September 30, 2002
    was     %.



 AVERAGE ANNUAL TOTAL RETURN
 (FOR THE PERIODS ENDING DECEMBER 31, 2001)               From
                                                1 Year  Inception
  Class A Before Taxes
  (inception 2/25/99)                       %   18.33       8.85
  Class A After Taxes on Distributions
  Class A After Taxes on Distributions
     and Redemptions
  Wilshire Associates Real Estate
     Securities Index                           30.74       6.75



22             THE FUNDS IN SUMMARY

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in Real Estate Securities Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                CLASS A   CLASS B
 SHAREHOLDER FEES
  (fees paid directly from your
  investment)
 Maximum Sales Charge on Purchases
  (as a percentage of offering price)       %     5.50      none
 Maximum Deferred Sales Charge
  (as a percentage of sales proceeds)       %     1.00(a)   5.00
 Exchange Fees
 -On First Twelve Exchanges Each Year             none      none
 -On Each Additional Exchange               $     7.50      7.50
 Low Balance Fee (b)                        $    10.00     10.00

 ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from
  Fund assets)
 Management Fees                            %     0.75      0.75
 Rule 12b-1 Fees                            %     0.25      1.00
 Other Expenses                             %     0.99      0.99

 TOTAL ANNUAL FUND OPERATING
  EXPENSES (c)                              %     1.99      2.74


 (a) Applies only to purchases of at least $1 million, in which case a contingent deferred sales charge of 1.00% will be imposed if such shares are sold within one year after the date of purchase.
 (b) Applies to certain accounts with balances below $2,000. See "Account Requirements - Low Balance Fee."
 (c) Advantus Capital Management, Inc. (Advantus Capital), the Fund's investment adviser, has voluntarily agreed to absorb "other expenses", excluding advisory fees and Rule 12b-1 fees, in excess of .65% of average net assets of the Fund. After such absorption, the ratio of total fund operating expenses to average net assets will be 1.65% for Class A shares and 2.40% for Class B shares. Advantus Capital reserves the right to discontinue such absorption at any time at its sole discretion.




                                                 THE FUNDS IN SUMMARY         23

EXAMPLE. This example is intended to help you compare the costs of investing in Real Estate Securities Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $     741    1,140    1,564     2,739
 Class B           $     777    1,200    1,600     2,802

You would pay the following expenses if you did not redeem your shares:

                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $     741    1,140    1,564     2,739
 Class B           $     277      850    1,450     2,802


24             THE FUNDS IN SUMMARY

---------------
REFERENCE POINT
---------------
Please see "Investing in the Fund - Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Fund.



VENTURE FUND



INVESTMENT OBJECTIVE AND POLICIES. Venture Fund seeks long-term accumulation of capital.


The Fund primarily invests in various types of equity securities of small capitalization companies (i.e. companies with a market capitalization of less than $1.5 billion) at the time of purchase. These equity securities will consist primarily of value common stocks, but may also include preferred stock and other securities convertible into equity securities. In selecting equity securities, the Fund's investment sub-adviser searches for those companies that appear to be undervalued or trading below their true worth, and examines such features as a firm's financial condition, business prospects, competitive position and business strategy. The Fund looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.


MAIN RISKS. An investment in Venture Fund may be subject to various risks including the following types of main risk:



    - FUND RISK - the risk that Fund performance may not meet or exceed that of the market as a whole



    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets



    - SMALL COMPANY RISK - the risk that equity securities of small capitalization companies are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth



    - VALUE STOCK RISK - the risk that the value of a security believed by the Fund's investment sub-adviser to be undervalued may never reach what the investment sub-adviser believes is its full value, or that such security's value may decrease



                                                 THE FUNDS IN SUMMARY         25

--------------------
FOR YOUR INFORMATION
--------------------
The Fund seeks to achieve its investment objective over longer rather than shorter periods of time. An investment in the Fund may therefore be more appropriate for an investor with a longer-term focus.


FUND PERFORMANCE. The following bar chart and table show Venture Fund's annual returns and long-term performance. The chart shows how the Fund's performance has varied from year to year, and provides some indication of the risks in investing in the Fund. The table shows how the Fund's average annual return over a one, five and ten year period compare to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions, and the table reflects applicable initial and contingent deferred sales charges. Like other mutual funds, the past performance of the Fund does not necessarily indicate how the Fund will perform in the future.


    CLASS A YEAR TO YEAR TOTAL RETURN(1) (AS OF DECEMBER 31)(2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

'98  -7.30
'99  -3.93
'00  26.51
'01

(1) Absent reductions for sales loads, account fees and other charges. If such sales loads, account fees and other charges were included, returns would be less than shown above.


 Best Quarter:               (Q2'99)      16.23%

 Worst Quarter:              (Q3'98)     -20.20%



(2) Total return for 2002 through the calendar quarter ended September 30, 2002
    was     %.



26             THE FUNDS IN SUMMARY

--------------------
FOR YOUR INFORMATION
--------------------
After-tax returns are shown for Class A shares only. After-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return after taxes on distributions and redemption may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.



 AVERAGE ANNUAL TOTAL RETURN
 (FOR THE PERIODS ENDING DECEMBER 31, 2001)
                                                          From
                                                1 Year  Inception
 Class A Before Taxes(1)
  (inception 1/31/97)                       %   19.55       8.74
 Class A After Taxes on Distributions
 Class A After Taxes on Distributions and
  Redemptions
 Class B Before Taxes
  (inception 1/31/97)                           20.37       8.79
 Class C Before Taxes
  (inception 1/31/97)                           25.44       9.38
 Russell 2000 Value Index                       22.80      10.75


 (1) Average annual total returns quoted assume that the Class A maximum initial sales charge of 5.5% was in effect at the beginning of each period shown. The maximum initial sales charge was 5.0% prior to February 1, 1999.


                                                 THE FUNDS IN SUMMARY         27

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in Venture Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                          CLASS A   CLASS B   CLASS C
 SHAREHOLDER FEES
  (fees paid directly from your investment)
 Maximum Sales Charge on Purchases
  (as a percentage of offering price)                 %     5.50      none      none
 Maximum Deferred Sales Charge
  (as a percentage of sales proceeds)                 %     1.00(a)   5.00      none
 Exchange Fees
 -On First Twelve Exchanges Each Year                       none      none      none
 -On Each Additional Exchange                         $     7.50      7.50      7.50
 Low Balance Fee (b)                                  $    10.00     10.00     10.00

 ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
 Management Fees                                      %     0.70      0.70      0.70
 Rule 12b-1 Fees                                      %     0.25      1.00      1.00
 Other Expenses                                       %     0.56      0.56      0.56

 TOTAL ANNUAL FUND OPERATING EXPENSES (c)             %     1.51      2.26      2.26


 (a) Applies only to purchases of at least $1 million, in which case a contingent deferred sales charge of 1.00% will be imposed if such shares are sold within one year after the date of purchase.
 (b) Applies to certain accounts with balances below $2,000. See "Account Requirements - Low Balance Fee."
 (c) Advantus Capital Management, Inc. (Advantus Capital), the Fund's investment adviser, has voluntarily agreed to absorb "other expenses", excluding advisory fees and Rule 12b-1 fees, in excess of .55% of average net assets of the Fund. After such absorption, the ratio of total fund operating expenses to average net assets will be 1.50% for Class A shares and 2.25% for Class B and Class C shares. Advantus Capital reserves the right to discontinue such absorption at any time at its sole discretion.




28             THE FUNDS IN SUMMARY

EXAMPLE. This example is intended to help you compare the costs of investing in Venture Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $     695    1,001    1,328     2,252
 Class B                 729    1,056    1,360     2,318
 Class C                 229      706    1,210     2,407

You would pay the following expenses if you did not redeem your shares:

                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Class A           $     695    1,001    1,328     2,252
 Class B                 229      706    1,210     2,318
 Class C                 229      706    1,210     2,407


                                                 THE FUNDS IN SUMMARY         29

                                                                       [GRAPHIC]


                                                          INVESTING IN THE FUNDS



--------------------
FOR YOUR INFORMATION
--------------------
One of the advantages of investing in mutual funds is continuous professional management of your investment. Skilled, experienced professionals manage the Funds' assets.



MANAGING THE FUNDS



The investment adviser of each of the Funds is Advantus Capital
Management, Inc. (Advantus Capital), 400 Robert Street North, St. Paul, Minnesota 55101. Since its inception in 1994, Advantus Capital has provided investment advisory services for the Funds and other Advantus Funds, and has managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life). Advantus Capital manages each Fund's investments and furnishes all necessary office facilities, equipment and personnel for servicing the Fund's investments. Both Advantus Capital and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Advantus Capital also manage Minnesota Life's investment portfolio. In addition, Minnesota Life, through its Advantus Shareholder Services division, serves as shareholder and administrative services agent to the Fund.



The investment sub-adviser of the Enterprise Fund is Credit Suisse Asset Management, LLC (CSAM), 466 Lexington Avenue, New York, New York 10017. CSAM provides investment advice and generally conducts the investment management program for the Enterprise Fund.



The investment sub-adviser of the Venture Fund is State Street Research & Management Company (State Street Research), One Financial Center, Boston, Massachusetts 02111. State Street Research provides investment advice and generally conducts the investment management program for the Venture Fund.



30             INVESTING IN THE FUNDS

The following persons serve as the primary portfolio managers for the Funds (other than the Index 500 Fund):



                      PORTFOLIO MANAGER        PRIMARY PORTFOLIO       BUSINESS EXPERIENCE
      FUND                AND TITLE              MANAGER SINCE        DURING PAST FIVE YEARS
 CORNERSTONE      Matthew D. Finn            January 2, 2002        Vice President and Head of
                  Lead Portfolio Manager                            Equities, Advantus
                                                                    Capital, since July 2001;
                                                                    Senior Vice President and
                                                                    Chief Investment
                                                                    Officer - Growth and
                                                                    Income Group, Evergreen
                                                                    Investment
                                                                    Management, Inc., from
                                                                    March 1998 to June 2001;
                                                                    Vice President and
                                                                    Investment Officer,
                                                                    Advantus Capital from
                                                                    April 1994 to March 1998
                  Matthew Norris             January 1, 2000        Portfolio Manager of
                  Co-Portfolio Manager                              Advantus Capital since
                                                                    December 1997;
                                                                    Institutional Portfolio
                                                                    Manager, Norwest
                                                                    Investment Management,
                                                                    Minneapolis, Minnesota,
                                                                    from September 1997 to
                                                                    December 1997
 ENTERPRISE       Elizabeth B. Dater         August 10, 2001        Managing Director and
                  Co-Portfolio Manager                              Portfolio Manager, CSAM,
                                                                    since 1999; prior to that
                                                                    time, Managing Director of
                                                                    Small Cap and Post-
                                                                    Venture Capital Group,
                                                                    Warburg Pincus, and
                                                                    from 1994 to 1998,
                                                                    Director of Research,
                                                                    Warburg Pincus
                  Sammy Oh                   May 1, 2000            Portfolio Manager, CSAM
                  Co-Portfolio Manager                              since 1997; previous Vice
                                                                    President of Bessemer
                                                                    Trust, from 1995 to 1996;
                                                                    Vice President of
                                                                    Forstmann-Leff, from
                                                                    1993 to 1995
 HORIZON          Thomas A. Gunderson        September 1, 1996      Vice President and
                  Portfolio Manager                                 Investment Officer of
                                                                    Advantus Capital
 REAL ESTATE      Joseph R. Betlej           February 25, 1999      Vice President and
  SECURITIES      Portfolio Manager                                 Investment Officer of
                                                                    Advantus Capital since
                                                                    September 1996
 VENTURE          John Burbank               May 25, 2001           Senior Vice President,
                  Portfolio Manager                                 State Street Research,
                                                                    since 1996



                                               INVESTING IN THE FUNDS         31

--------------------
FOR YOUR INFORMATION
--------------------
Market capitalization is the total market value of a company. (Share price multiplied by the number of shares outstanding.) Market capitalization is used to measure the relative size of corporations.


ADVISORY FEES



The Funds pay Advantus Capital advisory fees calculated on an annual basis for each Fund. Advantus Capital uses a portion of the applicable fees to pay sub-advisers. The advisory fee paid to Advantus Capital for each Fund during the most recent fiscal year, as a percentage of average daily net assets, was as follows:



                                      AGGREGATE FEE PAID DURING FISCAL
              FUND                        YEAR ENDED JULY 31, 2002
 Cornerstone                      %                        0.70
 Enterprise                                                0.70
 Horizon                                                   0.70
 Index 500                                                 0.34
 Real Estate Securities                                    0.75
 Venture                                                   0.70


INVESTMENT OBJECTIVE, POLICIES AND PRACTICES


CORNERSTONE FUND



Cornerstone Fund seeks long-term accumulation of capital.



The Fund primarily invests in various types of equity securities such as common stock, preferred stock and securities convertible into equity securities of large capitalization companies (i.e., companies with a market capitalization of at least $1.5 billion) at the time of purchase. Under normal circumstances, at least 65% of the Fund's total assets (exclusive of collateral received in connection with securities lending) will be invested in common stocks of large capitalization domestic companies and foreign issuers that are publicly traded in the United States. From time to time, the Fund will also invest a lesser portion of its assets in securities of smaller capitalization companies (i.e., companies with a market capitalization of less than $1.5 billion). As of July 31, 2002, the average weighted market capitalization of the Fund's investment portfolio was $60.1 billion.


In selecting equity securities, Advantus Capital primarily looks to equity securities it believes are undervalued. Undervalued securities are securities that Advantus Capital believes: (a) are undervalued relative to other securities in the market or currently earn low returns with a potential for higher returns,
(b) are undervalued relative to the potential for improved operating performance and financial strength, and (c) are issued by companies that have recently undergone a change in management or control and that are undervalued relative to their potential for improved operating performance. In assessing relative value, Advantus Capital will consider factors such as a company's ratio of market price to earnings, ratio of market price to book value, ratio of market price to assets, ratio of market price to cash flow, estimated earnings growth rate, cash flow, yield, liquidation value, product pricing, quality of management and competitive market position. As a secondary focus, Advantus Capital may also consider an investment's potential to provide current income. In seeking to achieve its investment objective, the Fund may also invest in equity securities of companies that Advantus Capital believes show potential for sustainable earnings growth above the average market growth rate.


32             INVESTING IN THE FUNDS

In addition, the Fund may invest lesser portions of its assets in restricted and illiquid securities, convertible and non-convertible investment-grade and non-investment grade debt securities, real estate investment trusts, stock index futures contracts, options (the Fund may purchase, sell and write put and call options), foreign securities, warrants, index depositary receipts, repurchase agreement transactions, when-issued or forward commitment transactions, securities of other mutual funds and money market securities. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes in various short-term cash and cash equivalent items. When investing for temporary defensive purposes, the Fund may not always achieve its investment objective.


You can find descriptions of these securities in the Statement of Additional Information.



RISKS. An investment in Cornerstone Fund is subject to the following risks:



- Company Risk             - Mid Size Company Risk
- Concentration Risk       - Sector Risk
- Fund Risk                - Securities Lending Risk
- Inflation Risk           - Short-Term Trading Risk
- Large Company Risk       - Value Stock Risk
- Market Risk



A detailed description of these risks is set forth in "Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.



                                               INVESTING IN THE FUNDS         33

ENTERPRISE FUND



Enterprise Fund seeks long-term accumulation of capital.


The Fund primarily invests in various types of equity securities of small capitalization growth companies at the time of purchase. The Fund primarily invests in common stocks but may also invest in preferred stocks and securities convertible into equity securities.


Under normal circumstances, at least 65% of the Fund's total assets (exclusive of collateral received in connection with securities lending) will be invested in equity securities of small U.S. companies. The Fund considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Growth Index. As of July 31, 2002, market capitalizations of Russell 2000 Growth Index companies ranged from $10.5 million to $1.9 billion.



Some companies may outgrow the definition of a small company after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund's minimum 65% allocation to small-company equities. In addition, the Fund may invest in companies of any size once the 65% policy is met. As a result, the Fund's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Growth Index. As of July 31, 2002, the average weighted market capitalization of the Fund's investment portfolio was $1.1 billion.


In selecting equity securities of growth companies for the Fund, CSAM looks for:

    - companies still in the developmental stage

    - older companies that appear to be entering a new stage of growth

    - companies providing products or services with a high unit-volume growth rate


The Fund may also invest in emerging-growth companies - small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging-growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors.


In addition, the Fund may invest lesser portions of its assets in restricted and illiquid securities, investment-grade corporate debt securities, foreign securities, warrants, stock index futures contracts, options (the Fund may purchase, sell and write put and call options), index depositary receipts, repurchase agreement transactions, when-issued or forward commitment transactions, securities of other mutual funds and money market securities. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.


34             INVESTING IN THE FUNDS

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes in various short-term cash and cash equivalent items. When investing for temporary defensive purposes, the Fund may not always achieve its investment objective.


You can find descriptions of these securities in the Statement of Additional Information.



RISKS. An investment in Enterprise Fund is subject to the following risks:



- Company Risk             - Mid Size Company Risk
- Concentration Risk       - Sector Risk
- Fund Risk                - Securities Lending Risk
- Growth Stock Risk        - Short-Term Trading Risk
- Inflation Risk           - Small Company Risk
- Market Risk



A detailed description of these risks is set forth in "Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.



                                               INVESTING IN THE FUNDS         35

--------------------
FOR YOUR INFORMATION
--------------------
Market capitalization is the total market value of a company. (Share price multiplied by the number of shares outstanding.) Market capitalization is used to measure the relative size of corporations.


HORIZON FUND



Horizon Fund seeks long-term growth of capital through investment in equity securities.



The Fund primarily invests in various types of equity securities of large capitalization companies (i.e., companies with a market capitalization of at least $1.5 billion) at the time of purchase. The Fund primarily invests in common stocks but may also invest in preferred stocks and securities convertible into equity securities. From time to time, the Fund may also invest a lesser portion of its assets in securities of smaller capitalization companies (i.e., companies with a market capitalization of less than $1.5 billion). As of July 31, 2002, the average weighted market capitalization of the Fund's investment portfolio was $88.5 billion.


In selecting equity securities, Advantus Capital primarily looks to an investment's potential for sustainable earnings growth above the average market growth rate. In selecting securities with earnings growth potential, Advantus Capital considers factors such as a company's competitive market position, quality of management, growth strategy, financial performance and financial condition. In seeking to achieve its investment objective, the Fund may also invest in equity securities of companies that Advantus Capital believes are temporarily undervalued or show promise of improved results due to new management, products, markets or other factors.

In addition, the Fund may invest lesser portions of its assets in convertible and non-convertible investment-grade corporate debt securities, real estate investment trusts, restricted and illiquid securities, foreign securities, warrants, securities of other mutual funds, stock index futures contracts, options (the Fund may purchase, sell and write put and call options), index depositary receipts, repurchase agreement transactions, when-issued or forward commitment transactions and money market securities. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes in various short-term cash and cash equivalent items. When investing for temporary defensive purposes, the Fund may not always achieve its investment objective.


You can find descriptions of these securities in the Statement of Additional Information.



RISKS. An investment in Horizon Fund is subject to the following risks:



- Company Risk         - Market Risk
- Concentration Risk   - Mid Size Company Risk
- Fund Risk            - Sector Risk
- Growth Stock Risk    - Securities Lending Risk
- Inflation Risk       - Short-Term Trading Risk
- Large Company Risk   - Small Company Risk



A detailed description of these risks is set forth in "Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.



36             INVESTING IN THE FUNDS

INDEX 500 FUND



Index 500 Fund seeks investment results that correspond generally, before sales charges and other Fund expenses, to the aggregate price and yield performance of the common stocks included in the Standard & Poor's 500 Composite Stock Price Index (the S&P 500).


Under normal conditions, the Fund invests its assets in all of the common stocks included in the S&P 500. The Fund attempts to achieve a correlation of 100% without considering sales charges and other Fund expenses. However, the Fund is not required to hold a minimum or maximum number of common stocks included in the S&P 500, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 500.

Advantus Capital utilizes a computer program to confirm the Fund's S&P 500 replication and to round off security weightings.

Under normal conditions, the Fund invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in the common stocks included in the S&P 500 (investments covered by this 80% policy may also include S&P 500 stock index futures contracts or S&P 500 depositary receipts, each of which have economic characteristics similar to an investment in the S&P 500). In addition, the Fund may invest lesser portions of its assets in investment-grade short-term fixed income securities, other stock index futures contracts, options (the Fund may purchase, sell and write put and call options), securities of other mutual funds, restricted and illiquid securities, when-issued or forward commitment transactions, repurchase agreement transactions and money market securities. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

You can find descriptions of these securities in the Statement of Additional Information.


Standard & Poor's Rating Services (S&P), a division of the McGraw-Hill Companies, Inc., designates the stocks included in the S&P 500. From time to time, S&P may add or delete stocks from the S&P 500. Inclusion of a stock in the S&P 500 does not imply an opinion by S&P as to its investment merit.
"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The Mc-Graw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of S&P.



RISKS. An investment in Index 500 Fund is subject to the following risks:



- Company Risk             - Large Company Risk
- Concentration Risk       - Market Risk
- Index Performance Risk   - Sector Risk
- Inflation Risk           - Securities Lending Risk



A detailed description of these risks is set forth in "Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.



                                               INVESTING IN THE FUNDS         37

REAL ESTATE SECURITIES FUND



Real Estate Securities Fund seeks total return through a combination of capital appreciation and current income.


Under normal circumstances, at least 80% of the Fund's net assets (exclusive of collateral received in connection with securities lending) will be invested in real estate and real estate-related securities. The Fund will primarily invest in real estate and real estate-related equity securities (including securities convertible into equity securities). The Fund does not invest directly in real estate. "Real estate securities" include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include real estate investment trusts (REITs), real estate brokers and developers, real estate holding companies and publicly traded limited partnerships.

"Real estate-related securities" include securities issued by companies engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, financial institutions that issue or service mortgages and resort companies.

Most of the Fund's real estate securities portfolio will consist of securities issued by REITs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs. REITs may be characterized as equity REITs (i.e., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. The Fund mostly invests in equity REITs but also invests lesser portions of its assets in mortgage REITs and hybrid REITs. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986 may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate tax.

The Fund may invest in securities of issuers of any size, including issuers with small, medium or large market capitalizations. Advantus Capital assesses an investment's potential for sustainable earnings growth over time. In selecting securities, Advantus Capital considers factors such as an issuer's financial condition, financial performance, quality of management, policies and strategies, real estate properties and competitive market position.


38             INVESTING IN THE FUNDS

In addition, the Fund may invest lesser portions of its assets in securities issued by companies outside of the real estate industry. The Fund may also invest in non-real estate-related equity securities, convertible debt securities, investment-grade fixed income securities, securities of other mutual funds, repurchase agreement transactions, restricted and illiquid securities, stock index futures contracts, options (the Fund may purchase, sell and write put and call options), American Depositary Receipts, securities purchased on a when issued or forward commitment basis, and money market securities. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes in various short-term cash and cash equivalent items. When investing for temporary defensive purposes, the Fund may not always achieve its investment objective.


You can find a description of these securities in the Statement of Additional Information.



RISKS. An investment in Real Estate Securities Fund is subject to the following risks:



- Company Risk         - Market Risk
- Concentration Risk   - Mid Size Company Risk
- Credit Risk          - Prepayment Risk
- Extension Risk       - Real Estate Risk
- Fund Risk            - REIT-Related Risk
- Income Risk          - Sector Risk
- Inflation Risk       - Securities Lending Risk
- Interest Rate Risk   - Short-Term Trading Risk
- Large Company Risk   - Small Company Risk
- Limited Portfolio
  Risk



A detailed description of these risks is set forth in "Defining Risks" below.



                                               INVESTING IN THE FUNDS         39

--------------------
FOR YOUR INFORMATION
--------------------
Market capitalization is the total market value of a company. (Share price multiplied by the number of shares outstanding.) Market capitalization is used to measure the relative size of corporations.


VENTURE FUND



Venture Fund seeks long-term accumulation of capital.



The Fund primarily invests in various types of equity securities such as common stock, preferred stock and securities convertible into equity securities of small capitalization companies (i.e., companies with a market capitalization of less than $1.5 billion) at the time of purchase. Under normal circumstances, at least 65% of the Fund's total assets (exclusive of collateral received in connection with securities lending) will be invested in common stocks of small capitalization domestic companies and foreign issuers that are publicly traded in the United States. Some companies may outgrow the definition of a small capitalization company after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund's minimum 65% allocation to small capitalization companies. From time to time, the Fund will also invest a lesser portion of its assets in securities of mid and large capitalization companies (i.e., companies with a market capitalization of at least $1.5 billion). As of July 31, 2002, the average weighted market capitalization of the Fund's investment portfolio was $1.2 billion.


In selecting value stocks and other equity securities, State Street primarily looks to equity securities it believes are undervalued or trading below their true worth, but that appear likely to come back into favor with investors. Undervalued securities are securities that State Street believes: (a) are undervalued relative to other securities in the market or currently earn low returns with a potential for higher returns, (b) are undervalued relative to the potential for improved operating performance and financial strength, or (c) are issued by companies that have recently undergone a change in management or control, or developed new products or services that may improve their business prospects or competitive position. In assessing relative value, State Street will consider factors such as a company's ratio of market price to earnings, ratio of market price to book value, ratio of market price to assets, ratio of market price to cash flow, estimated earnings growth rate, cash flow, yield, liquidation value, product pricing, quality of management and competitive market position. In seeking to achieve its investment objectives, the Fund may also invest in equity securities of companies that State Street believes show potential for sustainable earnings growth above the average market growth rate.

The Fund's purchases of equity securities may include shares of common stock that are part of a company's initial public offering. In addition, the Fund may invest lesser portions of its assets in restricted and illiquid securities, convertible and non-convertible investment-grade and non-investment grade debt securities, securities of other mutual funds, foreign securities, warrants, repurchase agreement transactions, stock index futures contracts, options (the Fund may purchase, sell and write put and call options), when-issued or forward commitment transactions, index depositary receipts, and money market securities. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.


40             INVESTING IN THE FUNDS

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes in various short-term cash and cash equivalent items. When investing for temporary defensive purposes, the Fund may not always achieve its investment objective.

You can find descriptions of these securities in the Statement of Additional Information.


RISKS. An investment in Venture Fund is subject to the following risks:



- Company Risk                   - Mid Size Company Risk
- Concentration Risk             - Sector Risk
- Fund Risk                      - Securities Lending Risk
- Inflation Risk                 - Short-Term Trading Risk
- Initial Public Offering Risk   - Small Company Risk
- Market Risk                    - Value Stock Risk



A detailed description of these risks is set forth in "Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.



                                               INVESTING IN THE FUNDS         41

--------------------
FOR YOUR INFORMATION
--------------------
In order to make informed decisions, investors must be aware of both the risks and rewards associated with investing. Not only should you understand the risks associated with your investments, but you must be comfortable with them as well. Risks are an inherent part of investing, and your investment in this Fund is subject to different types and varying degrees of risk.



DEFINING RISKS



Investment in each Fund involves risks. A Fund's yield and price are not guaranteed, and the value of an investment in a Fund will go up or down. The value of an investment in a particular Fund may be affected by the risks of investing in that Fund as identified for each Fund in "Investment Objective, Policies and Practices" above. The following glossary describes those identified risks associated with investing in the Funds.



    - COMPANY RISK - is the risk that individual securities may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.



    - CONCENTRATION RISK - is the risk that the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than more diversified investment portfolios. The Fund is subject to concentration risk if the Fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio.



    - CREDIT RISK - is the risk that an issuer of a REIT or debt security will not make payments on the security when due, or that the other party to a contract will default on its obligation. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Fund. Also, a change in the quality rating of a REIT security or a debt security can affect the security's liquidity and make it more difficult to sell. The Fund may attempt to minimize credit risk by investing in debt securities and other fixed income obligations considered at least investment grade at the time of purchase. However, all of these securities and obligations, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations. If the Fund purchases unrated securities and obligations, it will depend on its investment adviser's or sub-adviser's analysis of credit risk more heavily than usual.



    - EXTENSION RISK - is the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of real estate debt securities. This would, in effect, convert a short or medium-duration REIT security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.



    - FUND RISK - is the risk that Fund performance may not meet or exceed that of the market as a whole. The performance of the Fund will depend on the Fund's investment adviser's or sub-adviser's judgment of economic and market policies, trends in investment yields and monetary policy. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives or the market generally.



42             INVESTING IN THE FUNDS

    - GROWTH STOCK RISK - is the risk that if the assessment by the Fund's investment adviser or sub-adviser of a company's prospective earnings growth or judgment of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Fund's investment adviser or sub-adviser has placed on it.



    - INCOME RISK - is the risk that the Fund may experience a decline in its income due to falling interest rates.



    - INDEX PERFORMANCE RISK - is the risk that the Fund's ability to replicate the performance of a particular securities index may be affected by, among other things, changes in securities markets, the manner in which the index's sponsor calculates the applicable securities index, the amount and timing of cash flows into and out of the Fund, commissions, sales charges (if any) and other expenses.



    - INFLATION RISK - is the risk that even if the principal value of an investment in the Fund remains constant or increases, or the income from the investment remains constant or increases, their real value may be less in the future because of inflation. Thus, as inflation occurs, the purchasing power of an investor's Fund shares may decline, even if their value in dollars increases.



    - INITIAL PUBLIC OFFERING RISK - is the risk that the Fund will not be able to sustain the positive effect on performance that may result from investments in initial public offerings (IPOs). Investments in IPOs can have a significant positive impact on the Fund's performance. The positive effect of investments of IPOs may not be sustainable because of a number of factors. The Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. The relative performance impact of IPOs is also likely to decline as the Fund grows.



    - INTEREST RATE RISK - is the risk that the value of a debt security, mortgage-backed security or fixed income obligation (including mortgage REITs) will decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation (including mortgage REITs) generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.



    - LARGE COMPANY RISK - is the risk that a portfolio of large capitalization company securities may underperform the market as a whole.



    - LIMITED PORTFOLIO RISK - is the risk that an investment in the Fund may present greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in portfolio of securities selected form a greater number of issuers. The Fund is subject to limited portfolio risk because the Fund may invest in a smaller number of individual issuers than other portfolios.



    - MARKET RISK - is the risk that equity securities are subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may



                                               INVESTING IN THE FUNDS         43
      cause a security to be worth less than the price originally paid for it, or less than it was worth an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such equity securities may underperform the market as a whole.



    - MID SIZE COMPANY RISK - is the risk that securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group.



    - PREPAYMENT RISK - is the risk that falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This occurs because, as interest rates fall, more property owners refinance the mortgages underlying mortgage REIT securities. The REIT must reinvest the prepayments at a time when interest rates of new mortgage investments are falling, potentially reducing the portion of the REIT's income distributable to the Fund. In addition, when interest rates fall, prices of mortgage loans held by a REIT may not rise as much as for other types of comparable securities because investors may anticipate an increase in mortgage prepayments.



    - REAL ESTATE RISK - is the risk that the value of the Fund's investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, extended vacancies of property, lack of available mortgage funds, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increase operating costs and changes in general or local economic conditions.



    - REIT-RELATED RISK - is the risk that the value of the Fund's REIT securities will be adversely affected by changes in the value of the underlying property. In addition, the value of equity or mortgage REIT's could be adversely affected if the REIT fails to qualify for tax-free pass through income under the Internal Revenue Code of 1986 (as amended), or maintain its exemption from registration under the Investment Company Act of 1940.



    - SECTOR RISK - is the risk that the securities of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a company.



    - SECURITIES LENDING RISK - is the risk that the Fund may experience a delay in the recovery of loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the Fund enters into loan arrangements only with institutions that the Fund's investment adviser or sub-adviser has determined are creditworthy.



    - SHORT-TERM TRADING RISK - is the risk that a Fund may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of securities will increase the Fund's transaction costs. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund's market capitalization target, and the need to sell a security to meet redemption activity.



    - SMALL COMPANY RISK - is the risk that equity securities of small capitalization companies (including small capitalization REIT's) are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency



44             INVESTING IN THE FUNDS
      and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.



    - VALUE STOCK RISK - is the risk that the value of security believed by the Fund's investment adviser or sub-adviser to be undervalued may never reach what such investment adviser or sub-adviser believes is its full value, or that such security's value may decrease.



                                               INVESTING IN THE FUNDS         45

                                                                       [GRAPHIC]

                                                       BUYING AND SELLING SHARES


---------------
REFERENCE POINT
---------------
All Advantus Funds offer Class A, Class B and Class C shares, except for Real Estate Securities Funds (Class A and Class B shares only) and Advantus Money Market Fund, Inc. (a single class of shares).


CHOOSING A SHARE CLASS


You may purchase Class A, Class B or Class C shares of each of the Funds, except Real Estate Securities Fund. You may purchase only Class A or Class B shares of Real Estate Securities Fund. Your decision to purchase a particular class will depend on a number of factors such as the amount you wish to invest, the amount of time you wish to hold on to your investment and whether you intend to make additional investments.


    CLASS A SHARES. If you invest in Class A shares you will generally pay an initial sales charge. However, you will not be assessed an initial sales charge for purchases of Class A shares of $1 million or more, but a deferred sales charge will be imposed if you sell such shares within one year after the date of purchase. There are several ways to reduce or waive these sales charges that are described in "Reducing Sales Charges" below. Class A shares generally have lower annual operating expenses than Class B and Class C shares.

    CLASS B SHARES. If you invest in Class B shares, you will not pay an initial sales charge. However, if you wish to sell your shares within six years from the date of your purchase, you will pay a deferred sales charge. If you maintain your Class B shares for a certain period of time, your Class B shares will automatically convert to Class A shares in the manner described in "Sales and Distribution Charges" below. Class B shares generally have higher annual operating expenses than Class A shares.

    CLASS C SHARES. If you invest in Class C shares, you will not pay an initial sales charge. Unlike Class B shares, you will not pay a deferred sales charge if you wish to sell your shares. Class C shares generally have higher annual operating expenses than Class A shares. Class C shares will automatically convert to Class A shares in the manner described in "Sales and Distribution Charges" below, but you must hold on to such shares for a longer period of time than Class B shares prior to conversion.

If you qualify for a reduction or waiver of the sales charge you should purchase Class A shares. If you expect to hold shares for a short period of time you may prefer to purchase Class C shares since these shares may be purchased and sold without any initial or deferred sales charge. If you expect to hold shares longer you may prefer to purchase Class B shares since these shares convert to Class A shares sooner than Class C shares.

SALES AND DISTRIBUTION CHARGES


As an investor, you pay certain fees and expenses in connection with each Fund. Sales charges, whether initial or contingent deferred, are paid from your account. Annual fund operating expenses (including distribution and shareholder servicing fees) are paid out of Fund assets, which affects the Fund's share price.


46             BUYING AND SELLING SHARES

CLASS A SHARES. If you purchase Class A shares of the Funds, you will generally pay an initial sales charge. Class A sales charges are calculated as follows:


                                                 SALES CHARGE AS A PERCENTAGE OF:
 Value of Your Total Investment                 Net Offering Price  Amount Invested
 Less than $50,000                          %              5.5              5.82
 At least $50,000 but less than $100,000                   4.5              4.71
 At least $100,000 but less than $250,000                  3.5              3.63
 At least $250,000 but less than $500,000                  2.5              2.56
 At least $500,000 but less than
  $1,000,000                                               2.0              2.04
 At least $1,000,000 and over(1)                             0                 0

 (1) You will not be assessed an initial sales charge for purchases of Class A shares of at least $1 million, but a contingent deferred sales charge of 1.00% will be imposed if you sell such shares within one year after the date of purchase.

The sales charge applicable to your initial investment in the Fund depends on the offering price of your investment. The sales charge applicable to subsequent investments, however, depends on the offering price of that investment plus the current net asset value of your previous investments in the Fund. For example, if you make an initial investment with an offering price of $40,000 you will pay a sales charge equal to 5.5% of your $40,000 investment, but if you already own shares with a current net asset value of $40,000 and you invest in additional shares with an offering price of $10,000 you will pay a sales charge equal to 4.5% of the additional $10,000 since your total investment in the Fund would then be $50,000.

Class A shares are also subject to a shareholder servicing fee (Rule 12b-1 fee). The Fund has adopted a shareholder servicing plan that allows the Fund to pay fees for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. As a percentage of average daily net assets attributable to Class A shares of the Fund, the maximum Rule 12b-1 fee is 0.25%.

CLASS B SHARES. If you wish to sell your Class B shares within six years from the date of your purchase, you will pay a contingent deferred sales charge
(CDSC). The amount of the CDSC on Class B shares depends on the number of years since your purchase was made, the amount of shares originally purchased and the dollar amount being sold. The CDSC is based on the net asset value (NAV) of the shares being sold at the time of your purchase or your sale of such shares, whichever is lower. No CDSC is charged on shares acquired through reinvestment of dividends or capital gains distributions, or on shares held longer than the applicable CDSC period. Class B CDSC is calculated as follows:

                                            BUYING AND SELLING SHARES         47

                                                     CDSC APPLICABLE IN
                                                   YEAR FOLLOWING DATE OF
                                                          PURCHASE
 AMOUNT OF SHARES PURCHASED                      1    2    3    4    5    6
 Less than $50,000                          %   5.0  4.5  3.5  2.5  1.5  1.5
 At least $50,000 but less than $100,000        4.5  3.5  2.5  1.5  1.5    0
 At least $100,000 but less than $250,000       3.5  2.5  1.5  1.5    0    0
 At least $250,000 but less than $500,000       2.5  1.5  1.5    0    0    0
 At least $500,000 but less than
  $1,000,000                                    1.5  1.5    0    0    0    0

Purchase orders for Class B shares of $1 million or more will be treated as orders for Class A shares or declined.

To determine if a CDSC is payable for any redemption of Class B shares, CDSC calculation will be determined in a manner that results in the lowest CDSC charged.

Class B shares are also subject to a Rule 12b-1 fee that is payable at an annual rate of 1.00% of average daily net assets attributable to Class B shares of the Fund.

The Fund uses the proceeds from the CDSC to pay underwriting fees and expenses. The Fund uses the proceeds from Rule 12b-1 fees to pay expenses related to distribution and shareholder services to the Fund. As a result, the combination of the CDSC and Rule 12b-1 fees allows the Fund to sell Class B shares without any initial sales charge. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class B shares will automatically convert to Class A shares on a specified date following your date of purchase. Thereafter, the Class A shares you receive upon conversion will not be subject to the higher annual operating expenses assessed on Class B shares. The conversion will be based on the relative NAVs of the two classes. For a description of NAV, see "Buying Shares" below. The date of conversion is based on the amount of shares purchased and is determined as described in the following table:

                                           CONVERSION DATE FOLLOWING EXPIRATION
 AMOUNT OF SHARES PURCHASED                 OF PERIOD AFTER DATE OF PURCHASE*
 Less than $50,000                                             84 months
 At least $50,000 but less than $100,000                       76 months
 At least $100,000 but less than $250,000                      60 months
 At least $250,000 but less than $500,000                      44 months
 At least $500,000 but less than
  $1,000,000                                                   28 months

   * Conversion will occur on the fifteenth day of the month immediately following the termination of the applicable period. If the fifteenth day falls on a Saturday, Sunday or a national holiday, then conversion will occur on the most recent business day.

48             BUYING AND SELLING SHARES

CLASS C SHARES. Class C shares are sold without an initial sales charge or CDSC.

Class C shares are subject to a Rule 12b-1 fee that is payable at an annual rate of 1.00% of average daily net assets attributable to Class C shares of the Fund. The Fund uses the proceeds from Rule 12b-1 fees to pay expenses related to distribution and shareholder services to the Fund. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase orders for Class C shares of $1 million or more will be treated as orders for Class A shares or declined.

Class C shares will automatically convert to Class A shares on a specified date following your date of purchase. Thereafter, the Class A shares you receive upon conversion will not be subject to the higher annual operating expenses assessed on Class C shares. The conversion will be based on the relative NAVs of the two classes. Generally, Class C shares must be held longer than Class B shares before such shares automatically convert to Class A shares. Like Class B shares, the date of conversion is based on the amount of shares purchased and is determined as described in the following table:

                                           CONVERSION DATE FOLLOWING EXPIRATION
 AMOUNT OF SHARES PURCHASED                 OF PERIOD AFTER DATE OF PURCHASE*
 Less than $50,000                                             96 months
 At least $50,000 but less than $100,000                       88 months
 At least $100,000 but less than $250,000                      72 months
 At least $250,000 but less than $500,000                      56 months
 At least $500,000 but less than
  $1,000,000                                                   40 months

   * Conversion will occur on the fifteenth day of the month immediately following the termination of the applicable period. If the fifteenth day falls on a Saturday, Sunday or a national holiday, then conversion will occur on the most recent business day.

Since the longer holding period for Class C shares enables the Fund to charge the higher Rule 12b-1 fee for a longer period, the Fund is able to offer Class C shares without an initial sales charge or CDSC.

REDUCING SALES CHARGES


PURCHASES OF SHARES. There are several ways you may reduce sales charges on your purchase of a Fund's shares.



    - LETTER OF INTENT. Lets you purchase Class A shares of a Fund over a 13 month period and receive the same sales charge as if all shares had been purchased at once.



    - COMBINATION PRIVILEGE. Lets you add the value of all shares you already own (Class A, Class B or Class C) in a Fund for purposes of calculating the sales charge.



    - FAMILY AND TRUST PRIVILEGE. Lets you combine purchases of shares of any class of a Fund made by your spouse, children and/or family trust for purposes of calculating the sales charge. If you wish to use this privilege, you must indicate on your account application that you are entitled to the reduced sales charge.


                                            BUYING AND SELLING SHARES         49

    - GROUP PURCHASES. Lets you purchase shares of a Fund with others as a group at a reduced sales charge applicable to the group as a whole. A purchase group must meet criteria established by Securian Financial Services, Inc. (Securian Financial), the Fund's underwriter.



    - AUTOMATIC INVESTMENT PLAN. Lets you automatically invest a specified amount in a Fund each month, which may result in a lower average cost per share through the principle of "dollar cost averaging." The automatic investment plan will not always result in a lower cost per share, nor will it alone reduce your sales charge.



For more information on any of these plans, please contact Advantus Shareholder Services by telephone at: (800) 665-6005.


WAIVER OF SALES CHARGE ON CLASS A SHARE PURCHASES. Class A shares may be offered without any sales charge to the following individuals and institutions:


    - officers, directors, employees, sales representatives and retirees of the Fund, Advantus Capital, CSAM (with respect to Enterprise Fund only), State Street (with respect to Venture Fund only), Securian Financial, Minnesota Life and affiliated companies of Minnesota Life, and their respective spouses, siblings, direct ancestors or direct descendants



    - independent legal counsel to the Funds' independent directors


    - Minnesota Life and its affiliated companies

    - trusts, pension or benefit plans sponsored by or on behalf of Advantus Capital, Securian Financial, Minnesota Life and affiliated companies of Minnesota Life

    - advisory clients of Advantus Capital or other affiliated companies of Minnesota Life

    - employees of sales representatives of Advantus Capital, Minnesota Life or affiliated companies of Minnesota Life

    - certain accounts as to which a bank or broker-dealer charges an account management fee, provided that the bank or broker-dealer has an agreement with Securian Financial

    - certain accounts sold by registered investment advisers


    - investors who, within sixty (60) days after redeeming shares of a class of shares generally subject to either an initial or deferred sales charge issued by a non-Advantus fund, purchase Class A shares with those redemption proceeds from Securian Financial or from a broker-dealer that has entered into an agreement with Securian Financial specifically providing for such net asset value purchase



WAIVER OF SALES CHARGES ON CLASS B SHARES. The CDSC for Class B shares will generally be waived in the following cases:


    - upon the automatic conversion of Class B shares to Class A shares;


    - upon the Fund's decision to liquidate accounts with less than the minimum account size;



    - upon a shareholder's death or disability; and



    - in connection with Class B shares redeemed pursuant to a Systematic Withdrawal Plan, limited annually to Class B shares equal in amount to 12% of the value of a shareholder's account in a Fund at the time the Systematic Withdrawal Plan is established.


For more information on these waivers, please see the Statement of Additional Information or contact Advantus Shareholder Services or Securian Financial.

50             BUYING AND SELLING SHARES

BUYING SHARES


You may purchase shares of the Funds on any day the New York Stock Exchange
(NYSE) is open for business. The price for Fund shares is equal to the particular Fund's NAV plus any applicable sales charge. NAV is generally calculated as of the close of normal trading on the NYSE (typically 3:00 p.m. Central time). However, NAV is not calculated for a Fund on: (a) days in which changes in the Fund's portfolio do not materially change the Fund's NAV,
(b) days on which no Fund shares are purchased or sold, and (c) customary national business holidays on which the NYSE is closed for trading.



A Fund's NAV for each class is equal to the Fund's total investments attributable to such class less liabilities attributable to such class divided by the number of shares of such class. To determine NAV, a Fund generally values the Fund's investments based on market quotations. If market quotations are not available for certain Fund investments, the investments are valued based on the fair value of the investments as determined in good faith by the Fund's board of directors. Debt securities may be valued based on calculations furnished to the Fund by a pricing service or by brokers who make a market in such securities.


Your purchase order will be priced at the next NAV calculated after your purchase order is received by the Fund's transfer agent plus the applicable initial sales charge (for Class A shares). If your order is received after the close of normal trading on the NYSE, your order will be priced at the NAV calculated on the next day the NYSE is open for trading.


A Fund may reject any purchase order when the Fund determines it would not be in the best interests of the Fund or its shareholders.



You may purchase shares of the Funds in any of the following ways:


BY CHECK.


    - New investors may purchase shares of the Funds by completing an account application and a check payable to "Advantus".



    - All checks must be in U.S. dollars. Cash, money orders, travelers checks, credit card and third-party checks are not accepted. If a check does not clear your bank, the Fund will cancel the purchase. Purchases by check or bank draft are not available for redemption until 10 business days after the date of purchase.


    - Send the completed application and a check payable to "Advantus" to your registered representative's authorized broker-dealer. If you do not have a registered representative, send the completed account application and check to:

    Advantus Funds Group
    P.O. Box 9767
    Providence, Rhode Island 02940-9767


    - If you wish to purchase additional shares, please send a check payable to "Advantus" to the above address (referencing your Advantus Fund selection). When purchasing additional shares, certain third-party checks are acceptable. Please contact Advantus Shareholder Services at:
      (800) 665-6005 for more information.


BY WIRE.


    - New investors may also purchase shares of the Funds by Federal Reserve or bank wire through a domestic bank.


    - You should first complete an account application and send it to your registered representative's authorized broker-dealer. If you do not have a registered representative, send the completed account application to the address referenced above.

                                            BUYING AND SELLING SHARES         51

---------------
REFERENCE POINT
---------------
Please see "Telephone Transactions" or "Internet Transactions" for instructions on how to sell shares by telephone or Internet.
See "Selling Shares - Signature Guarantee" below to determine whether your sale will require a signature guarantee.


    - Prior to wiring any funds, you must contact Advantus Shareholder Services at: (800) 665-6005 for wire instructions. Wire purchases normally take two or more hours to complete. To be accepted the same day, wire purchases must be received by the close of normal trading on the NYSE.


BY INTERNET.


    - Existing Advantus shareholders may also purchase shares via the internet once they have established on-line authorization. Please contact Advantus Shareholder Services at: (800) 665-6005 for more information.


SELLING SHARES


GENERAL. You may sell your shares at any time. You may make such requests by contacting the Fund directly by mail or by telephone or by Internet. Requests by mail should be sent to Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-9767. You may also sell your shares by sending a facsimile request to Advantus Funds Group at: (508) 871-3560 if no signature guarantee is required.


Shares will be sold at the NAV next calculated after your sale order is received by the Fund's transfer agent less any applicable CDSC (for Class A shares subject to a CDSC and for Class B shares). Class A shares not otherwise subject to a CDSC and Class C shares may be sold without any charge.


The Fund will forward the sales proceeds to you as soon as possible, but generally no later than seven days after the Fund has received an order. If you designate a bank account with the Fund and wish to sell shares with a value of at least $500, then the proceeds can be wired directly to your bank account. If you elect to have proceeds sent by wire transfer, the current $15.00 wire charge will be deducted from your Fund account.


The amount you receive may be more or less than the original purchase price for your shares.


TEN BUSINESS DAY DELAY ON PURCHASES BY CHECK. Sales proceeds from shares purchased by check or bank draft, other than checks from government agencies, will not be available during the ten business days following purchase in order to permit your check or draft to clear.



SYSTEMATIC WITHDRAWAL PLAN. If you have an account in a Fund with a value of at least $5,000, you may establish a Systematic Withdrawal Plan which allows you to sell a portion of your shares of such Fund for a fixed or variable amount over a period of time. Withdrawal payments for Class A shares purchased in amounts of $1 million or more and for Class B shares may also be subject to a CDSC. As a result, you should carefully consider whether a Systematic Withdrawal Plan is appropriate. More information about the Systematic Withdrawal Plan is provided in the Statement of Additional Information.



MEDALLION SIGNATURE GUARANTEE. In order to protect the Funds and shareholders against fraudulent requests, a medallion signature guarantee may be required in certain cases. No signature guarantee is required if the sale proceeds are less than $50,000 and are to be paid to the registered holder of the account at the address of record for that account. A medallion signature guarantee is required if:


52             BUYING AND SELLING SHARES

---------------
REFERENCE POINT
---------------
Please see "Telephone Transactions" or "Internet Transactions" for instructions on how to exchange shares by telephone or Internet.

    - sale proceeds are $50,000 or more

    - sale proceeds will be paid to someone other than the registered shareholder

    - sale proceeds will be mailed to an address other than the registered shareholder's address of record

    - instructions were received by the Fund within 30 days before the sale order to change the registered shareholder's address or bank wire instructions

    - shares are to be transferred to another Fund account holder

    - the request is not made by a pre-authorized trustee for a plan, trust or other tax-exempt organization


The Funds reserve the right to require signature guarantees on all sales. If your sale order requires a signature guarantee, the signature guarantee must be an original (not a copy) and must be a medallion signature guarantee provided by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are:


    - Securities Transfer Agents Medallion Program (STAMP)

    - Stock Exchanges Medallion Program (SEMP)

    - New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP)

Signature guarantees from financial institutions which are not participants in a recognized medallion program will not be accepted.


REINSTATEMENT PRIVILEGE. If you sell shares of a Fund, you have a one-time privilege within 90 days after the sale to use some or all of the sale proceeds to purchase shares of any of the Advantus Multiple Class Funds at no sales charge. Following your sale of Class A or Class B shares, you will be entitled to purchase only Class A shares under this reinstatement privilege. Any CDSC incurred in connection with the prior sale of Class A or B shares within a 90 day period will not be refunded to a shareholder's account. Following your sale of Class C shares, you will be entitled to purchase only Class C shares under this reinstatement privilege.


EXCHANGING SHARES


You may exchange some or all of your shares of a Fund for shares of the same class of any other Advantus Multiple Class Fund or for shares of Advantus Money Market Fund, Inc. (Money Market Fund) provided the other Advantus Fund is available in your state. If you are considering an exchange into another Advantus Fund you should obtain the prospectus for that fund and read it carefully. Exchanges may only be made between Advantus Fund accounts with identical registrations. You may make exchanges by contacting the Fund by mail or by telephone or by Internet. Purchases by exchange are subject to the minimum investment requirements for the Advantus Funds. You may exchange your shares up to twelve times a year without restriction or charge. A $7.50 service fee will then be imposed on subsequent exchanges. The Fund reserves the right to change the terms of and impose additional limitations and charges on exchanges after giving 60 days' prior notice to shareholders.


                                            BUYING AND SELLING SHARES         53

---------------
REFERENCE POINT
---------------
Please see "Selling Shares" and "Exchanging Shares" for sale and exchange details.

Frequent exchanges may interfere with Fund management or operations and drive up Fund costs. The Fund is not designed for market timers, or for large or frequent transfers. To protect shareholders, the Fund may restrict or refuse purchases or exchanges by market timers. You will be considered to be a market timer if you have: (i) requested an exchange out of any Advantus Fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of any Advantus Fund more than three times in a calendar quarter, or (iii) exchanged shares equal to at least $1 million, or more than 1% of the net assets of any class of shares of any Advantus Fund, or (iv) followed what otherwise seems to be a timing pattern in the exercise of exchange or transfer rights. Accounts under common control or ownership are combined for the purpose of determining these limitations.


Exchanges will be made based on the NAVs of the shares. No additional purchase or sales charges will generally be imposed on exchanges for shares. However, exchanges of shares from Money Market Fund are subject to applicable sales charges of the Advantus Fund being purchased, unless the Money Market Fund shares were previously acquired by an exchange from Class A or Class B shares of another Advantus Fund or by reinvestment or cross-reinvestment of dividends or capital gain distributions. If Class B shares are acquired by exchange of Class B shares of another Advantus Fund and later sold, any CDSC on such sale will be calculated as if no previous exchange occurred. However, shares of the Money Market Fund acquired by exchange from Class B shares will still be subject to the CDSC. The CDSC will be calculated without including the period that shares of the Money Market Fund are held.



You may also elect to systematically exchange Fund shares for shares of other Advantus Funds on a monthly basis. Systematic exchanges must be for an exchange amount of at least $50.


More information about exchanging shares is provided in the Statement of Additional Information.

TELEPHONE TRANSACTIONS


You may sell or exchange Fund shares by telephone. You will automatically have the right to initiate such telephone transactions unless you elect not to do so on your account application. You may initiate telephone transactions by calling Advantus Shareholder Services at: (800) 665-6005. Automated service is available 24 hours a day or you may speak to a service representative Monday through Friday, from 7:30 a.m. to 5:15 p.m. (Central time). The maximum amount of shares you may sell by telephone is $50,000.


During periods of economic or market changes, you may experience difficulty in selling or exchanging shares due to a heavy volume of telephone calls. In such a case, you should consider submitting a written request as an alternative to a telephone sale or exchange. The Fund reserves the right to change, terminate or impose a fee on, telephone sale and exchange privileges after giving 60 days' prior notice to shareholders.

Unless you decline telephone privileges on your account application, you may be responsible for any fraudulent telephone order as long as the Fund takes reasonable measures to verify the order.

INTERNET TRANSACTIONS

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES. The Advantus Funds maintain a web site located at www.advantusfunds.com. Existing Advantus Funds shareholders may purchase, exchange and redeem shares, and access account information such as account balance and the Fund's NAVs. In order to engage in transactions on our web site, you must first authorize

54             BUYING AND SELLING SHARES
us to transmit account information on-line and accept our policies and procedures. Please contact Advantus Shareholder Services at: (800) 665-6005. You may need to have bank account information or other information to complete the authorization process.


You may be responsible for any fraudulent Internet transactions as long as the Fund takes reasonable measures to verify the order.

ELECTRONIC DELIVERY OF DOCUMENTS. If you would like to have annual and semi-annual shareholder reports and updated prospectuses delivered to you electronically, rather than on paper, please visit our web site at www.advantusfunds.com.

ACCOUNT REQUIREMENTS


MINIMUM INVESTMENT AMOUNTS. A minimum initial investment of $1,000 is required to open your account in a Fund, except that $500 is the minimum initial investment required to open a qualified account or an account in which you have agreed to make investments of not less than $50 under an automatic investment plan ($25 for an automatic investment plan established prior to December 2, 2002). The minimum amount required for a subsequent investment in all types of accounts is $50.



MINIMUM ACCOUNT BALANCE. If for any reason the shares in your account have a value of less than $150 in 2002, or $500 in subsequent years, the Fund has the right to close your account. The Fund usually makes this determination in December of each year. You will be given at least 60 days' written notice to add funds to your account and reestablish the minimum balance.



LOW BALANCE FEE. The Fund will deduct a $10 annual fee from your account in December of each year if your account balance at that time is below $2,000. The low balance fee is waived for qualified accounts and for investors who have aggregate Advantus Fund account assets of $25,000 or more (only shares held directly in the investor's name, rather than in a broker's name, are aggregated for this purpose).


                                            BUYING AND SELLING SHARES         55

                                                                       [GRAPHIC]


                                                         DISTRIBUTIONS AND TAXES


--------------------
FOR YOUR INFORMATION
--------------------
The redemption or exchange of Fund shares may generate a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem or exchange, you may incur a gain or loss.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


Each Fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. Dividends, if any, are paid quarterly and net capital gains distributions are generally paid once a year. Distributions on Class A shares will generally be higher than Class B and Class C share distributions due to higher Rule 12b-1 fees applicable to Class B and Class C shares. Your distributions will be reinvested in additional shares of the Fund unless you instruct the Fund otherwise. Distributions of these additional shares are made at the NAV of the payment date. There are no fees or sales charges on reinvestments. If you wish to receive cash distributions, you may authorize the Fund to do so in your account application or by writing to Advantus Shareholder Services. If your cash distribution checks cannot be delivered by the postal or other delivery service to your address of record, all distributions will automatically be reinvested in additional shares of the Fund. No interest will be paid on amounts represented by uncashed distribution checks.



You may elect to have dividends invested in shares of the Money Market Fund or in shares of the same class of another Advantus Multiple Class Fund described in "Advantus Family of Funds" below. Dividends are valued at the NAV of such other Advantus Fund on the dividend payment date. To qualify for this privilege, you must maintain a minimum account balance of $500 in the Fund and the other applicable Advantus Fund. You must request this privilege by writing to Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-9767.


TAXES


You will be taxed on both dividends and capital gains distributions paid by a Fund (unless you hold your shares through an IRA or other tax-deferred retirement account). Dividends and distributions are subject to tax regardless of whether they are automatically invested or are received in cash. Dividends paid from the Fund's investment income will be taxed as ordinary income. Capital gains distributions will be taxed as long-term capital gains, regardless of the length of time for which you have held your shares. Long-term capital gains are currently taxable to individuals at a maximum federal tax rate of 20%. If you purchase shares of the Fund before dividends or capital gains distributions, such dividends and distributions will reduce the NAV per share by the amount of such dividends and distributions. Furthermore, you will be subject to taxation on such dividends and distributions.



56             DISTRIBUTIONS AND TAXES

If you sell your shares, you will generally realize a capital gain or loss. Any gain will be treated as short-term if you have held the shares for one year or less, and long-term if you have held the shares more than one year. Short-term capital gains are taxed as ordinary income, while long-term capital gains are subject to a maximum federal tax rate of 20%. If you exchange your shares in a Fund for shares of another Advantus Fund, the exchange will be treated as a sale for federal tax purposes, and you will be taxed on any capital gain you realize on the sale.



A Fund makes changes in its portfolio that Advantus Capital or the Fund's investment sub-adviser, if any, deems advisable. The Fund's portfolio turnover may cause the Fund to realize capital gains which, when distributed to shareholders, will be taxable to them.


You will receive an annual statement from the Fund providing detailed information concerning the federal tax status of distributions you have received during the year.


The above is only a general discussion of the federal income tax consequences of an investment in a Fund. For more information, see the Statement of Additional Information. You should consult your own tax adviser for the specific federal, state or local tax consequences to you of an investment in a Fund.



                                              DISTRIBUTIONS AND TAXES         57

                                                                       [GRAPHIC]

                                                            FINANCIAL HIGHLIGHTS


The following table describes each Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by KPMG LLP, the Funds' independent auditor, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.



Per share data for a share of capital stock and selected information for each period are as follows for each Fund:



CORNERSTONE FUND



 FINANCIAL HIGHLIGHTS                                                     CLASS A
                                            Period From
                                           October 1, 2001 to               Year Ended September 30,
                                           July 31, 2002           '01       '00       '99       '98       '97
 Net Asset Value, Beginning of
  Period                               $                           15.08     15.14     13.88     18.68     15.06
 INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income (Loss)                                        .09       .06       .15       .16       .14
 Net Gains (Losses) on Securities -
  both realized and unrealized                                     (2.50)      .13      1.26     (3.04)     5.19
 Total from Investment Operations                                  (2.41)      .19      1.41     (2.88)     5.33
 LESS DISTRIBUTIONS:
 Dividends from Net Investment
  Income                                                            (.08)     (.05)     (.15)     (.16)     (.14)
 Tax Return of Capital                                                --      (.01)       --        --        --
 Distributions from Net Realized
  Gains                                                               --      (.13)       --     (1.76)    (1.57)
 Excess Distribution of Net Realized
  Gain                                                                --      (.06)       --        --        --
 Total Distributions                                                (.08)     (.25)     (.15)    (1.92)    (1.71)
 Net Asset Value, End of Period        $                           12.59     15.08     15.14     13.88     18.68
 Total Return (a)                      %                          (15.97)     1.26     10.13    (16.45)    38.35
 Net Assets, End of Period
  (in thousands)                       $                          65,766    81,389    92,657    93,833   107,322
 Ratio of Expenses to Average
  Daily Net Assets (b)(c)              %                            1.24      1.24      1.21      1.16      1.08
 Ratio of Net Investment Income to
  Average Daily Net Assets (b)(c)      %                             .61       .43       .94       .98       .85
 Portfolio Turnover Rate
  (excluding short-term securities)    %                           147.9     180.1      78.7     114.4      87.7


 (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges.

58             FINANCIAL HIGHLIGHTS

 (b) The Fund's Distributor voluntarily waived $16,931, $107,096 and $149,466 in Class A Rule 12b-1 fees for the years ended September 30, 1999, 1998 and 1997, respectively. If Class A had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.23%, 1.25% and 1.28%, respectively, and the ratio of net investment income to average daily net assets would have been .92%, .89% and .65%, respectively.
 (c) The Fund's Adviser voluntarily waived or absorbed $131,531 and $106,763 in expenses for the years ended September 30, 2001 and 2000, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.39% and 1.34%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .46% and .33%, respectively.

                                                 FINANCIAL HIGHLIGHTS         59

 FINANCIAL HIGHLIGHTS                                                     CLASS B
                                            Period From                     Year Ended September 30,
                                           October 1, 2001 to
                                           July 31, 2002           '01       '00       '99       '98       '97
 Net Asset Value, Beginning of
  Period                               $                           14.86     14.97     13.73     18.52     14.92
 INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income (Loss)                                       (.02)     (.02)      .03       .03        --
 Net Gains (Losses) on Securities -
  both realized and unrealized                                     (2.46)      .10      1.24     (3.02)     5.18
 Total from Investment Operations                                  (2.48)      .08      1.27     (2.99)     5.18
 LESS DISTRIBUTIONS:
 Dividends from Net Investment
  Income                                                              --        --      (.03)     (.04)     (.01)
 Distributions from Net Realized
  Gains                                                               --      (.19)       --     (1.76)    (1.57)
 Total Distributions                                                  --      (.19)     (.03)    (1.80)    (1.58)
 Net Asset Value, End of Period        $                           12.38     14.86     14.97     13.73     18.52

 Total Return (a)                      %                          (16.61)      .54      9.26    (17.21)    37.68
 Net Assets, End of Period
  (in thousands)                       $                           8,382    12,615    18,611    21,176    21,405
 Ratio of Expenses to Average
  Daily Net Assets (b)                 %                            1.99      1.99      1.96      1.95      1.98
 Ratio of Net Investment Income
  (Loss) to
  Average Daily Net Assets (b)         %                            (.14)     (.29)      .20       .18      (.05)
 Portfolio Turnover Rate
  (excluding short-term securities)    %                          147.90     180.1      78.7     114.4      87.7


 (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges.
 (b) The Fund's Adviser voluntarily waived or absorbed $131,531 and $106,763 in expenses for the years ended September 30, 2001 and 2000, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.14% and 2.09%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.29)% and (.39)%, respectively.

60             FINANCIAL HIGHLIGHTS

 FINANCIAL HIGHLIGHTS                                                     CLASS C
                                            Period From                     Year Ended September 30,
                                           October 1, 2001 to
                                           July 31, 2002           '01       '00       '99       '98       '97
 Net Asset Value, Beginning of
  Period                               $                           14.82     14.93     13.68     18.48     14.94
 INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income (Loss)                                       (.02)     (.02)      .03       .03        --
 Net Gains (Losses) on Securities -
  both realized and unrealized                                     (2.45)      .10      1.25     (3.04)     5.12
 Total from Investment Operations                                  (2.47)      .08      1.28     (3.01)     5.12
 LESS DISTRIBUTIONS:
 Dividends from Net Investment
  Income                                                              --        --      (.03)     (.03)     (.01)
 Distributions from Net Realized
  Gains                                                               --      (.19)       --     (1.76)    (1.57)
 Total Distributions                                                  --      (.19)     (.03)    (1.79)    (1.58)
 Net Asset Value, End of Period        $                           12.35     14.82     14.93     13.68     18.48

 Total Return (a)                      %                          (16.58)      .54      9.35    (17.28)    37.10
 Net Assets, End of Period
  (in thousands)                       $                             873     1,281     2,015     3,094     3,399
 Ratio of Expenses to Average
  Daily Net Assets (b)                 %                            1.99      1.99      1.96      1.95      1.98
 Ratio of Net Investment Income
  (Loss) to
  Average Daily Net Assets (b)         %                            (.14)     (.29)      .21       .18      (.05)
 Portfolio Turnover Rate
  (excluding short-term securities)    %                           147.9     180.1      78.7     114.4      87.7


 (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges.
 (b) The Fund's Adviser voluntarily waived or absorbed $131,531 and $106,763 in expenses for the years ended September 30, 2001 and 2000, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.14% and 2.09%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.29)% and (.39)%, respectively.

                                                 FINANCIAL HIGHLIGHTS         61

ENTERPRISE FUND



 FINANCIAL HIGHLIGHTS                                                     CLASS A
                                            Period From
                                           October 1, 2001 to               Year Ended September 30,
                                           July 31, 2002           '01       '00       '99       '98       '97
 Net Asset Value, Beginning of
  Period                               $                           20.77     14.56     11.32     15.90     15.94
 INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income (Loss)                                       (.03)     (.19)     (.14)     (.13)     (.04)
 Net Gains (Losses) on Securities -
  both realized and unrealized                                     (7.07)     6.40      3.38     (4.45)     1.74
 Total from Investment Operations                                  (7.10)     6.21      3.24     (4.58)     1.70
 LESS DISTRIBUTIONS:
 Distributions from Net Realized
  Gains                                                            (6.47)       --        --        --     (1.74)
 Total Distributions                                               (6.47)       --        --        --     (1.74)
 Net Asset Value, End of Period        $                            7.20     20.77     14.56     11.32     15.90

 Total Return (a)                      %                          (44.09)    42.65     28.62    (28.81)    12.88
 Net Assets, End of Period
  (in thousands)                       $                          30,744    56,087    40,009    31,844    44,102
 Ratio of Expenses to Average
  Daily Net Assets (b)                 %                            1.38      1.25      1.33      1.27      1.28
 Ratio of Net Investment Income
  (Loss) to
  Average Daily Net Assets (b)         %                           (1.00)     (.92)     (.97)     (.91)     (.32)
 Portfolio Turnover Rate
  (excluding short-term securities)    %                          105.40     181.5      99.3      71.1      65.8


 (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges.
 (b) The Fund's Adviser voluntarily waived $102,972, $114,780, $44,303, $68,536 and $74,325 in expenses for the years ended September 30, 2001, 2000, 1999, 1998 and 1997, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.60%, 1.43%, 1.45%, 1.44% and 1.48%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.22)%, (1.10)%, (1.09)%, (1.08)% and (.52)%, respectively.

62             FINANCIAL HIGHLIGHTS

 FINANCIAL HIGHLIGHTS                                                     CLASS B
                                            Period From                     Year Ended September 30,
                                           October 1, 2001 to
                                           July 31, 2002           '01       '00       '99       '98       '97
 Net Asset Value, Beginning of
  Period                               $                           19.63     13.88     10.88     15.42     15.64
 INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income (Loss)                                       (.07)     (.35)     (.26)     (.24)     (.18)
 Net Gains (Losses) on Securities -
  both realized and unrealized                                     (6.58)     6.10      3.26     (4.30)     1.70
 Total from Investment Operations                                  (6.65)     5.75      3.00     (4.54)     1.52
 LESS DISTRIBUTIONS:
 Distributions from Net Realized
  Gains                                                            (6.47)       --        --        --     (1.74)
 Total Distributions                                               (6.47)       --        --        --     (1.74)
 Net Asset Value, End of Period        $                            6.51     19.63     13.88     10.88     15.42

 Total Return (a)                      %                          (44.59)    41.43     27.57    (29.44)    11.89
 Net Assets, End of Period
  (in thousands)                       $                           4,440     9,086     6,491     5,903     7,683
 Ratio of Expenses to Average
  Daily Net Assets (b)                 %                            2.23      2.10      2.18      2.14      2.18
 Ratio of Net Investment Income
  (Loss) to
  Average Daily Net Assets (b)         %                           (1.85)    (1.77)    (1.82)    (1.77)    (1.60)
 Portfolio Turnover Rate
  (excluding short-term securities)    %                           105.4     181.5      99.3      71.1      65.8


 (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges.
 (b) The Fund's Adviser voluntarily waived or absorbed $102,972 and $114,780 in expenses for the years ended September 30, 2001 and 2000, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.35% and 2.19%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.97)% and (1.86)%, respectively.

                                                 FINANCIAL HIGHLIGHTS         63

 FINANCIAL HIGHLIGHTS                                                     CLASS C
                                            Period From                     Year Ended September 30,
                                           October 1, 2001 to
                                           July 31, 2002           '01       '00       '99       '98       '97
 Net Asset Value, Beginning of
  Period                               $                           19.62     13.87     10.87     15.41     15.63
 INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income (Loss)                                       (.05)     (.36)     (.27)     (.26)     (.23)
 Net Gains (Losses) on Securities -
  both realized and unrealized                                     (6.60)     6.11      3.27     (4.28)     1.75
 Total from Investment Operations                                  (6.65)     5.75      3.00     (4.54)     1.52
 LESS DISTRIBUTIONS:
 Distributions from Net Realized
  Gains                                                            (6.47)       --        --        --     (1.74)
 Total Distributions                                               (6.47)       --        --        --     (1.74)
 Net Asset Value, End of Period        $                            6.50     19.62     13.87     10.87     15.41

 Total Return (a)                      %                          (44.54)    41.46     27.48    (29.40)    11.89
 Net Assets, End of Period
  (in thousands)                       $                             541     1,079       812       780     1,133
 Ratio of Expenses to Average
  Daily Net Assets (b)                 %                            2.23      2.10      2.18      2.14      2.18
 Ratio of Net
  Investment Income (Loss) to
  Average Daily Net Assets (b)         %                           (1.85)    (1.77)    (1.82)    (1.78)    (1.75)
 Portfolio Turnover Rate
  (excluding short-term securities)    %                           105.4     181.5      99.3      71.1      65.8


 (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges.
 (b) The Fund's Adviser voluntarily waived or absorbed $102,972 and $114,780 in expenses for the years ended September 30, 2001 and 2000, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.35% and 2.19%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.97)% and (1.86)%, respectively.

64             FINANCIAL HIGHLIGHTS

HORIZON FUND



 FINANCIAL HIGHLIGHTS                                                     CLASS A
                                            Period From                     Year Ended September 30,
                                           October 1, 2001 to
                                           July 31, 2002           '01       '00       '99       '98       '97
 Net Asset Value, Beginning of
  Period                               $                           31.08     26.88     23.59     23.06     23.07
 INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income (Loss)                                       (.16)     (.28)     (.16)     (.09)     (.08)
 Net Gains (Losses) on Securities -
  both realized and unrealized                                    (13.38)     5.41      5.77      3.48      4.89
 Total from Investment Operations                                 (13.54)     5.13      5.61      3.39      4.81
 LESS DISTRIBUTIONS:
 Dividends from Net Investment
  Income                                                              --        --        --        --        --
 Distributions from Net Realized
  Gains                                                            (4.91)     (.93)    (2.32)    (2.86)    (4.82)
 Total Distributions                                               (4.91)     (.93)    (2.32)    (2.86)    (4.82)
 Net Asset Value, End of Period        $                           12.63     31.08     26.88     23.59     23.06

 Total Return (a)                      %                          (49.46)    19.26     24.74     16.38     24.96
 Net Assets, End of Period
  (in thousands)                       $                          27,603    63,568    56,581    47,183    40,192
 Ratio of Expenses to Average
  Daily Net Assets (b)(c)              %                            1.35      1.33      1.30      1.36      1.43
 Ratio of Net Investment Income
  (Loss) to
 Average Daily Net Assets (b)(c)       %                            (.85)     (.89)     (.61)     (.39)     (.39)
 Portfolio Turnover Rate
  (excluding short-term securities)    %                           129.6     109.3      60.1      72.6      71.5


 (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges.
 (b) The Fund's Adviser voluntarily waived or absorbed $284,604 and $90,632 in expenses for the years ended September 30, 2001, and 2000, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.81% and 1.42%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.32)% and (.97)%, respectively.
 (c) The Fund's Distributor voluntarily waived $6,809 and $18,019 in Class A distribution fees for the year's ended September 30, 1998, and 1997, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.37% and 1.48%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.40)% and (.44)%, respectively.

                                                 FINANCIAL HIGHLIGHTS         65

 FINANCIAL HIGHLIGHTS                                                     CLASS B
                                            Period From                     Year Ended September 30,
                                           October 1, 2001 to
                                           July 31, 2002           '01       '00       '99       '98       '97
 Net Asset Value, Beginning of
  Period                               $                           29.26     25.54     22.65     22.41     22.65
 INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income (Loss)                                       (.30)     (.49)     (.32)     (.22)     (.19)
 Net Gains (Losses) on Securities -
  both realized and unrealized                                    (12.43)     5.14      5.53      3.32      4.77
 Total from Investment Operations                                 (12.73)     4.65      5.21      3.10      4.58
 LESS DISTRIBUTIONS:
 Dividends from Net Investment
  Income                                                              --        --        --        --        --
 Distributions from Net Realized
  Gains                                                            (4.91)     (.93)    (2.32)    (2.86)    (4.82)
 Total Distributions                                               (4.91)     (.93)    (2.32)    (2.86)    (4.82)
 Net Asset Value, End of Period        $                           11.62     29.26     25.54     22.65     22.41

 Total Return (a)                      %                          (49.85)    18.40     23.93     15.48     24.25
 Net Assets, End of Period
  (in thousands)                       $                          10,679    26,878    23,561    17,100    11,684
 Ratio of Expenses to Average
  Daily Net Assets (b)                 %                            2.10      2.08      2.04      2.07      2.18
 Ratio of Net Investment Income
  (Loss) to
  Average Daily Net Assets (b)         %                           (1.60)    (1.63)    (1.34)    (1.11)    (1.13)
 Portfolio Turnover Rate
  (excluding short-term securities)    %                          129.60     109.3      60.1      72.6      71.5


 (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges.
 (b) The Fund's Adviser voluntarily waived or absorbed $284,604 and $90,632 in expenses for the years ended September 30, 2001, and 2000, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.56% and 2.17%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (2.07)% and (1.72)%, respectively.

66             FINANCIAL HIGHLIGHTS

 FINANCIAL HIGHLIGHTS                                                     CLASS C
                                            Period From                     Year Ended September 30,
                                           October 1, 2001 to
                                           July 31, 2002           '01       '00       '99       '98       '97
 Net Asset Value, Beginning of
  Period                               $                           29.44     25.69     22.79     22.38     22.67
 INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income (Loss)                                       (.30)     (.51)     (.36)     (.24)     (.20)
 Net Gains (Losses) on Securities -
  both realized and unrealized                                    (12.52)     5.19      5.58      3.51      4.73
 Total from Investment Operations                                 (12.82)     4.68      5.22      3.27      4.53
 LESS DISTRIBUTIONS:
 Dividends from Net Investment
  Income                                                              --        --        --        --        --
 Distributions from Net Realized
  Gains                                                            (4.91)     (.93)    (2.32)    (2.86)    (4.82)
 Total Distributions                                               (4.91)     (.93)    (2.32)    (2.86)    (4.82)
 Net Asset Value, End of Period        $                           11.71     29.44     25.69     22.79     22.38

 Total Return (a)                      %                          (49.84)    18.37     23.82     15.74     24.03
 Net Assets, End of Period
  (in thousands)                       $                             988     2,396     2,540     2,299     1,754
 Ratio of Expenses to Average
  Daily Net Assets (b)                 %                            2.10      2.08      2.04      2.07      2.18
 Ratio of Net Investment Income
  (Loss) to
  Average Daily Net Assets (b)         %                           (1.60)    (1.63)    (1.34)    (1.10)    (1.14)
 Portfolio Turnover Rate
  (excluding short-term securities)    %                           129.6     109.3      60.1      72.6      71.5


 (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges.
 (b) The Fund's Adviser voluntarily waived or absorbed $284,604 and $90,632 in expenses for the years ended September 30, 2001, and 2000, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.56% and 2.17%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (2.07)% and (1.72)%, respectively.

                                                 FINANCIAL HIGHLIGHTS         67

INDEX 500 FUND



 FINANCIAL HIGHLIGHTS                                          CLASS A
                                                          Year Ended July 31
                                             '02       '01       '00       '99       '98
 Net Asset Value, Beginning of
  Period                               $               18.93     17.74     15.06     12.89
 INCOME FROM INVESTMENT OPERATIONS:
 ------------------------------------------------------------------------------------------
 Net Investment Income (Loss)                            .12       .10       .11       .10
 Net Gains (Losses) on Securities -
  both realized and unrealized                         (2.98)     1.27      2.74      2.21
 Total from Investment Operations                      (2.86)     1.37      2.85      2.31
 LESS DISTRIBUTIONS:
 ------------------------------------------------------------------------------------------
 Dividends from Net Investment
  Income                                                (.10)     (.03)     (.10)     (.12)
 Distributions from Net Realized
  Gains                                                 (.05)     (.15)     (.07)     (.02)
 Total Distributions                                    (.15)     (.18)     (.17)     (.14)
 Net Asset Value, End of Period        $               15.92     18.93     17.74     15.06

 Total Return (a)                      %              (15.12)     7.67     19.13     18.19
 Net Assets, End of Period
  (in thousands)                       $              24,870    24,723    25,498    15,711
 Ratio of Expenses to Average Daily
  Net Assets (b)                       %                 .75       .75       .75       .74
 Ratio of Net Investment Income
  (Loss) to Average Daily Net Assets
  (b)                                  %                 .72       .52       .64       .83
 Portfolio Turnover Rate
  (excluding short-term securities)    %                17.2      42.6      25.3      59.2



 (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
 (b) The Fund's Adviser and Distributor voluntarily waived and absorbed $331,969, $328,261, $255,026, $181,190 and $50,025 in expenses for the years ended July 31, 2001, 2000, 1999 and 1998 and the period from January 31, 1997 (date of inception) to July 31, 1997, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.43%, 1.38%, 1.43%, 1.81% and 2.29%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .04%, (.11)%, (.04)%, (.24)% and (.40)%, respectively.



68             FINANCIAL HIGHLIGHTS

 FINANCIAL HIGHLIGHTS                                          CLASS B
                                                          Year Ended July 31
                                             '02       '01       '00       '99       '98
 Net Asset Value, Beginning of
  Period                               $               18.68     17.64     15.01     12.87
 INCOME FROM INVESTMENT OPERATIONS:
 ------------------------------------------------------------------------------------------
 Net Investment Income (Loss)                           (.02)     (.06)     (.03)      .02
 Net Gains (Losses) on Securities -
  both realized and unrealized                         (2.93)     1.25      2.73      2.17
 Total from Investment Operations                      (2.95)     1.19      2.70      2.19
 LESS DISTRIBUTIONS:
 ------------------------------------------------------------------------------------------
 Dividends from Net Investment
  Income                                                (.02)       --        --      (.03)
 Distributions from Net Realized
  Gains                                                 (.05)     (.15)     (.07)     (.02)
 Total Distributions                                    (.07)     (.15)     (.07)     (.05)
 Net Asset Value, End of Period        $               15.66     18.68     17.64     15.01

 Total Return (a)                      %              (15.77)     6.71     18.10     17.17
 Net Assets, End of Period
  (in thousands)                       $              21,931    28,077    24,202    11,832
 Ratio of Expenses to Average Daily
  Net Assets (b)                       %                1.60      1.60      1.60      1.60
 Ratio of Net Investment Income
  (Loss) to Average Daily Net Assets
  (b)                                  %                (.11)     (.33)     (.21)     (.06)
 Portfolio Turnover Rate
  (excluding short-term securities)    %                17.2      42.6      25.3      59.2



 (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
 (b) The Fund's Adviser and Distributor voluntarily waived and absorbed $331,969, $328,261, $255,026, $181,190 and $50,025 in expenses for the years ended July 31, 2001, 2000, 1999 and 1998 and the period from January 31, 1997 (date of inception) to July 31, 1997, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.18%, 2.13%, 2.16%, 2.51% and 2.99%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.69)%, (.86)%, (.77)%, (.97)% and (1.10)%, respectively.



                                                 FINANCIAL HIGHLIGHTS         69

 FINANCIAL HIGHLIGHTS                                          CLASS C
                                                          Year Ended July 31
                                             '02       '01       '00       '99       '98
 Net Asset Value, Beginning of
  Period                               $               18.64     17.60     14.97     12.85
 INCOME FROM INVESTMENT OPERATIONS:
 ------------------------------------------------------------------------------------------
 Net Investment Income (Loss)                           (.03)     (.06)     (.03)      .01
 Net Gains (Losses) on Securities -
  both realized and unrealized                         (2.91)     1.25      2.73      2.16
 Total from Investment Operations                      (2.94)     1.19      2.70      2.17
 LESS DISTRIBUTIONS:
 ------------------------------------------------------------------------------------------
 Dividends from Net Investment
  Income                                                (.02)       --        --      (.03)
 Distributions from Net Realized
  Gains                                                 (.05)     (.15)     (.07)     (.02)
 Total Distributions                                    (.07)     (.15)     (.07)     (.05)
 Net Asset Value, End of Period        $               15.63     18.64     17.60     14.97

 Total Return (a)                      %              (15.80)     6.73     18.03     17.09
 Net Assets, End of Period
  (in thousands)                       $               2,291     3,168     2,910     1,508
 Ratio of Expenses to Average Daily
  Net Assets (b)                       %                1.60      1.60      1.60      1.60
 Ratio of Net Investment Income
  (Loss) to Average Daily Net Assets
  (b)                                  %                (.11)     (.33)     (.21)     (.06)
 Portfolio Turnover Rate
  (excluding short-term securities)    %                17.2      42.6      25.3      59.2



 (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
 (b) The Fund's Adviser and Distributor voluntarily waived and absorbed $331,969, $328,261, $255,026, $181,190 and $50,025 in expenses for the years ended July 31, 2001, 2000, 1999 and 1998 and the period from January 31, 1997 (date of inception) to July 31, 1997, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.18%, 2.13%, 2.16%, 2.51% and 2.99%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.69)%, (.86)%, (.77)%, (.97)% and (1.10)%, respectively.



70             FINANCIAL HIGHLIGHTS

REAL ESTATE SECURITIES FUND



 FINANCIAL HIGHLIGHTS                                                        CLASS A
                                                                                        PERIOD FROM
                                                               YEAR ENDED JULY 31       FEBRUARY 25,
                                                                                        1999(D) TO
                                                            '02       '01       '00     JULY 31, 1999
 Net Asset Value, Beginning of Period                 $               11.23     10.25        10.02
 INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income                                                  .51       .43          .18
 Net Gains (Losses) on Securities - both realized
  and
  unrealized                                                            .47      1.00          .31
 Total from Investment Operations                                       .98      1.43          .49
 LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                                  (.54)     (.41)        (.18)
 Distributions from Capital Gains                                        --      (.04)          --
 Excess Distributions of Net Investment Income                           --        --         (.08)
 Total Distributions                                                   (.54)     (.45)        (.26)
 Net Asset Value, End of Period                       $               11.67     11.23        10.25

 Total Return (a)                                     %                9.10     14.89         4.78
 Net Assets, End of Period (in thousands)             $              17,336    11,704        6,113
 Ratio of Expenses to Average Daily Net
  Assets (c)                                          %                1.50      1.50         1.50(b)
 Ratio of Net Investment Income to Average Daily
  Net
  Assets (c)                                          %                4.29      4.26         4.09(b)
 Portfolio Turnover Rate (excluding
  short-term
  securities)                                         %               173.1     116.8         51.5


 (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end sales charges. For periods less than one year, total return presented has not been annualized.
 (b)  Adjusted to an annual basis.
 (c) The Fund's Adviser and Distributor voluntarily waived and absorbed $66,895, $99,980 and $49,930 in expenses for the years ended
      July 31, 2001 and 2000 and the period from February 25, 1999 (date shares effectively registered) to July 31, 1999, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.99%, 2.72% and 3.49%, respectively, and the ratio of net investment income to average daily net assets would have been 3.81%, 3.04% and 2.10%, respectively.
 (d) Date shares of the Fund were effectively registered under the Securities Exchange Act of 1933.

                                                 FINANCIAL HIGHLIGHTS         71

 FINANCIAL HIGHLIGHTS                                     CLASS B
                                                            YEAR
                                                           ENDED
                                                           2002
 Net Asset Value, Beginning of Period                 $
 INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income
 Net Gains (Losses) on Securities - both realized
  and unrealized
 Total from Investment Operations
 LESS DISTRIBUTIONS:
 Dividends from Net Investment Income
 Distributions from Capital Gains
 Excess Distributions of Net Investment Income
 Total Distributions
 Net Asset Value, End of Period                       $

 Total Return (a)                                     %
 Net Assets, End of Period (in thousands)             $
 Ratio of Expenses to Average Daily Net
  Assets (b)                                          %
 Ratio of Net Investment Income to Average Daily
  Net Assets (b)                                      %
 Portfolio Turnover Rate (excluding
  short-term securities)                              %



 (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end sales charges. For periods less than one year, total return presented has not been annualized.
 (b) The Fund's Adviser and Distributor voluntarily waived and absorbed $66,895, $99,980 and $49,930 in expenses for the years ended
      July 31, 2001 and 2000 and the period from February 25, 1999 (date shares effectively registered) to July 31, 1999, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.99%, 2.72% and 3.49%, respectively, and the ratio of net investment income to average daily net assets would have been 3.81%, 3.04% and 2.10%, respectively.



72             FINANCIAL HIGHLIGHTS

VENTURE FUND



 FINANCIAL HIGHLIGHTS                                            CLASS A
                                                            Year Ended July 31
                                             '02       '01       '00       '99         '98
 Net Asset Value, Beginning of
  Period                               $               11.47     11.20      12.03       11.73
 INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income (Loss)                           (.06)      .05        .10         .06
 Net Gains (Losses) on Securities -
  both realized and unrealized                          4.04       .32       (.59)        .98
 Total from Investment Operations                       3.98       .37       (.49)       1.04
 LESS DISTRIBUTIONS:
 Dividends from Net Investment
  Income                                                  --      (.06)      (.09)       (.08)
 Dividends in Excess of Net
  Investment Income                                       --      (.04)        --          --
 Distributions from Net Realized
  Gains                                                 (.40)       --       (.23)       (.66)
 Tax Return of Capital                                    --        --       (.02)         --
 Total Distributions                                    (.40)     (.10)      (.34)       (.74)
 Net Asset Value, End of Period        $               15.05     11.47      11.20       12.03

 Total Return (a)                      %               35.18      3.74      (3.89)       8.92
 Net Assets, End of Period (in
  thousands)                           $              54,735    31,371     31,683      34,630
 Ratio of Expenses to Average Daily
  Net Assets (b)                       %                1.40      1.40       1.40        1.38
 Ratio of Net Investment Income
  (Loss) to Average Daily Net
  Assets (b)                           %                (.56)      .63        .81         .55
 Portfolio Turnover Rate (excluding
  short-term securities)               %                37.8     169.0      103.9        45.0



 (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
 (b) The Fund's Adviser and Distributor voluntarily waived $50,149, $97,212, $77,189, $59,431 and $26,677 in expenses for the years ended July 31, 2001, 2000, 1999 and 1998 and the period from January 31, 1997 (commencement of operations) to July 31, 1997, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.51%, 1.71%, 1.64%, 1.55% and 1.55%, respectively, and the ratio of net investment income to average daily net assets would have been (.67)%, .32%, .57%, .38% and .70%, respectively.



                                                 FINANCIAL HIGHLIGHTS         73

 FINANCIAL HIGHLIGHTS                                          CLASS B
                                                          Year Ended July 31
                                             '02       '01       '00       '99       '98
 Net Asset Value, Beginning of
  Period                               $               11.36     11.11     11.94     11.71
 INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income (Loss)                           (.16)     (.04)       --      (.02)
 Net Gains (Losses) on Securities -
  both realized and unrealized                          3.97       .32      (.58)      .92
 Total from Investment Operations                       3.81       .28      (.58)      .90
 LESS DISTRIBUTIONS:
 Dividends from Net Investment
  Income                                                  --      (.02)     (.02)     (.01)
 Dividends in Excess of Net
  Investment Income                                       --      (.01)       --        --
 Distributions from Net Realized
  Gains                                                 (.40)       --      (.23)     (.66)
 Total Distributions                                    (.40)     (.03)     (.25)     (.67)
 Net Asset Value, End of Period        $               14.77     11.36     11.11     11.94

 Total Return (a)                      %               34.01      2.89     (4.77)     7.65
 Net Assets, End of Period (in
  thousands)                           $               4,114     2,500     3,115     3,529
 Ratio of Expenses to Average Daily
  Net Assets (b)                       %                2.25      2.24      2.25      2.25
 Ratio of Net Investment Income
  (Loss) to Average Daily Net
  Assets (b)                           %               (1.41)     (.24)     (.04)     (.26)
 Portfolio Turnover Rate (excluding
  short-term securities)               %                37.8     169.0     103.9      45.0



 (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
 (b) The Fund's Adviser and Distributor voluntarily waived $50,149, $97,212 and $77,189 in expenses for the years ended July 31, 2001, 2000 and 1999, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.26%, 2.45% and 2.36%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.42)%, (.45)% and (.15)%, respectively.



74             FINANCIAL HIGHLIGHTS

 FINANCIAL HIGHLIGHTS                                          CLASS C
                                                          Year Ended July 31
                                             '02       '01       '00       '99       '98
 Net Asset Value, Beginning of
  Period                               $               11.41     11.15     11.98     11.71
 INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income (Loss)                           (.15)     (.03)     (.01)     (.03)
 Net Gains (Losses) on Securities -
  both realized and unrealized                          3.98       .32      (.57)      .97
 Total from Investment Operations                       3.83       .29      (.58)      .94
 LESS DISTRIBUTIONS:
 Dividends from Net Investment
  Income                                                  --      (.02)     (.02)     (.01)
 Dividends in Excess of Net
  Investment Income                                       --      (.01)       --        --
 Distributions from Net Realized
  Gains                                                 (.40)       --      (.23)     (.66)
 Total Distributions                                    (.40)     (.03)     (.25)     (.67)
 Net Asset Value, End of Period        $               14.83     11.41     11.15     11.98

 Total Return (a)                      %               33.94      2.95     (4.81)     7.90
 Net Assets, End of Period (in
  thousands)                           $                 479       273       467       702
 Ratio of Expenses to Average Daily
  Net Assets (b)                       %                2.25      2.24      2.25      2.25
 Ratio of Net Investment Income
  (Loss) to Average Daily Net
  Assets (b)                           %               (1.41)     (.24)     (.04)     (.26)
 Portfolio Turnover Rate (excluding
  short-term securities)               %                37.8     169.0     103.9      45.0



 (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
 (b) The Fund's Adviser and Distributor voluntarily waived $50,149, $97,212 and $77,189 in expenses for the years ended July 31, 2001, 2000 and 1999, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.26%, 2.45% and 2.36%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.42)%, (.45)% and (.15)%, respectively.



                                                 FINANCIAL HIGHLIGHTS         75

                                                               OTHER INFORMATION

SERVICE PROVIDERS

INVESTMENT ADVISER

Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
(651) 665-3826


INVESTMENT SUB-ADVISERS



ENTERPRISE FUND
Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017
(212) 832-2626



VENTURE FUND
State Street Research & Management Company
One Financial Center
Boston, Massachusetts 02111
(617) 357-1200


UNDERWRITER

Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101-2098
(651) 665-4833
(888) 237-1838

SHAREHOLDER AND ADMINISTRATIVE SERVICES AGENT

Advantus Shareholder Services
(a division of Minnesota Life Insurance Company)
(800) 665-6005

TRANSFER AGENT

PFPC Inc.
Advantus Funds Group
P.O. Box 9767
Providence, Rhode Island 02940-9767

CUSTODIAN

Wells Fargo Bank Minnesota
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

INDEPENDENT AUDITORS

KPMG LLP

GENERAL COUNSEL

Dorsey & Whitney LLP


INDEPENDENT LEGAL COUNSEL TO INDEPENDENT DIRECTORS



Faegre & Benson LLP


76             OTHER INFORMATION
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                                                                              77
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78

ADVANTUS FAMILY OF FUNDS

Each of the Funds is a member of the Advantus family of funds. The following is a brief description of the investment objectives, policies and practices of all the Advantus Funds.


BOND
----------------------------------------------------
High level of current income by investing primarily in high quality debt securities.
CORNERSTONE
----------------------------------------------------
Long-term growth through investing primarily in stocks of large capitalization companies deemed to be undervalued relative to their future earnings and growth potential. ENTERPRISE
----------------------------------------------------
Long-term growth through investing primarily in common stocks issued by small capitalization companies.
HORIZON
----------------------------------------------------
Long-term growth through investing primarily in common stocks issued by large capitalization companies.
INDEX 500
----------------------------------------------------
Investment results that correspond generally to the S&P 500 Index by investing a significant portion of its portfolio in common stocks included in the S&P 500 Index.*
INTERNATIONAL BALANCED
----------------------------------------------------
Total return through investing primarily in stocks and bonds of large and small companies located outside the U.S.
MONEY MARKET
----------------------------------------------------
High level of current income by investing primarily in money market securities.
MORTGAGE SECURITIES
----------------------------------------------------
High level of current income by investing primarily in mortgage-related securities.
REAL ESTATE SECURITIES
----------------------------------------------------
Total return through investing in real estate and
real-estate related securities.
SPECTRUM
----------------------------------------------------
Total return from a combination of income and capital appreciation through investing in a portfolio of stocks, debt securities and money market instruments.
VENTURE
----------------------------------------------------
Long-term growth through investing primarily in stocks of small capitalization companies deemed to be undervalued relative to their future earnings and growth potential.

An investment in any Advantus Fund will be subject to a variety of risks. As a result, an Advantus Fund may not always achieve its investment objective. You may obtain a prospectus for another Advantus Fund by calling the toll-free telephone number or writing to the address shown on the back cover of this prospectus under the caption "How to Obtain Additional Information". Read the prospectus carefully before you invest.
*"STANDARD & POOR'S-REGISTERED TRADEMARK-", "S&P 500-REGISTERED TRADEMARK-", "STANDARD & POOR'S 500", AND "500" ARE REGISTERED TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY ADVANTUS INDEX 500 FUND, INC. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.


                                                    OTHER INFORMATION         79

SECURIAN FINANCIAL SERVICES, INC.                                   PRESORTED STANDARD
400 ROBERT STREET NORTH                                              U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                                ST. PAUL, MN
                                                                      PERMIT NO. 3547
FORWARDING SERVICE REQUESTED


ADDITIONAL INFORMATION ABOUT THE FUNDS



The Funds' annual and semi-annual reports list portfolio holdings, and discuss recent market conditions, economic trends and investment strategies that affected the Funds during the latest fiscal year.



A Statement of Additional Information (SAI) provides further information about the Funds. The current SAI is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this Prospectus).


HOW TO OBTAIN ADDITIONAL INFORMATION


The SAI and the Funds' annual and semi-annual reports are available without charge upon request. You may obtain additional information or make any inquiries:


By Telephone - Call (800) 665-6005

By Mail - Write to Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island
          02940-9767

Web Site Address - www.advantusfunds.com


Information about the Funds (including the SAI and annual and semi-annual reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (telephone 1-202-942-8090). This information and other reports about the Funds are also available on the SEC's World Wide Web site at http://www.sec.gov. Copies of this information may be obtained by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or obtained by electronic request to: publicinfo@sec.gov. You will be charged a duplicating fee for copies.



Investment Company Act No. 811-8586 (Cornerstone Fund)



Investment Company Act No. 811-8588 (Enterprise Fund)



Investment Company Act No. 811-4142 (Horizon Fund)



Investment Company Act No. 811-7815 (Index 500 Fund)



Investment Company Act No. 811-9139 (Real Estate Securities Fund)



Investment Company Act No. 811-7817 (Venture Fund)



[LOGO]


ADVANTUS-TM-


CAPITAL MANAGEMENT


-C-2002 Advantus Capital Management, Inc.

   All rights reserved.


F. 58125 11-2002

                        STATEMENT OF ADDITIONAL INFORMATION


                          ADVANTUS CORNERSTONE FUND, INC.
                           ADVANTUS ENTERPRISE FUND, INC.
                             ADVANTUS HORIZON FUND, INC.
                           ADVANTUS INDEX 500 FUND, INC.
                       ADVANTUS REAL ESTATE SECURITIES FUND, INC.
                            ADVANTUS VENTURE FUND, INC.

                                 November 29, 2002
















     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the separate Prospectus dated November 29, 2002 and should be read in conjunction therewith.

     The Funds' audited Annual Report dated July 31, 2002, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

     A copy of the Prospectus and Annual Report may be obtained by telephone from Advantus Shareholder Services at (800) 665-6005 or by writing to the Funds at Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-9767.

                                 TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY

INVESTMENT OBJECTIVES AND POLICIES
     Fund Names and Investment Policies
     Equity Securities of Small Capitalization Companies
     S&P 500 Index
     Real Estate Investment Trust Securities
     Debt and Money Market Securities
     Low Rated Securities
     Convertible Securities
     Foreign Securities
     Futures Contracts and Options on Futures Contracts
     Options

     U.S. Government Obligations
     Obligations of Non-Domestic Banks

     Short Sales Against the Box
     Loans of Portfolio Securities
     Restricted and Illiquid Securities
     Repurchase Agreements
     Warrants
     Index Depositary Receipts
     When-Issued Securities and Forward Commitments
     Defensive Purposes

INVESTMENT RESTRICTIONS
     Fundamental Restrictions
     Non-Fundamental Restrictions

PORTFOLIO TURNOVER

DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR LIABILITY

INVESTMENT ADVISORY AND OTHER SERVICES
     General
     Control and Management of Advantus Capital and Securian Financial

     Investment Advisory Agreement with Advantus Capital
     Enterprise Fund Sub-Advisor --
        CSAM
     Enterprise Fund Investment
        Sub-Advisory Agreement --
        CSAM

     Venture Fund Sub-Adviser --
        State Street
     Venture Fund Investment
        Sub-Advisory Agreement --
        State Street

     Annual Approval of Advisory
        and Sub-Advisory Agreements

     Code of Ethics
     Distribution Agreement
     Payment of Certain Distribution Expenses of the Funds
     Transfer Agent and Administrative Services

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     Advantus Capital's Brokerage Practices
     Sub-Advisers' Brokerage Practices

CALCULATION OF PERFORMANCE DATA

CAPITAL STOCK AND OWNERSHIP OF SHARES

HOW TO BUY SHARES
     Alternative Purchase Arrangements
     Purchase by Check
     Purchase by Wire
     Purchase by Internet
     Timing of Purchase Orders
     Minimum Investments
     Public Offering Price

SALES CHARGES
     Class A Shares
     Class B Shares
     Class C Shares
     Other Payments to Broker-Dealers

NET ASSET VALUE AND PUBLIC OFFERING PRICE

REDUCED SALES CHARGES
     Right of Accumulation-Cumulative Purchase Discount
     Letter of Intent
     Combining Purchases
     Group Purchases
     Waiver of Sales Charges For Certain Sales of Class A Shares

EXCHANGE AND TRANSFER OF FUND SHARES
     Systematic Exchange Plan

SHAREHOLDER SERVICES
     Open Accounts
     Automatic Investment Plan
     Group Systematic Investment Plan
     Retirement Plans Offering Tax Benefits
     Systematic Withdrawal Plans

REDEMPTIONS

     Medallion Signature Guarantee

     Contingent Deferred Sales Charge
     Telephone Redemption
     Internet Redemptions
     Delay in Payment of Redemption Proceeds
     Fund's Right to Redeem Small Accounts
     Reinstatement Privilege

TELEPHONE TRANSACTIONS


INTERNET TRANSACTIONS


THE STANDARD & POOR'S LICENSE

DISTRIBUTIONS AND TAX STATUS
     Dividends and Capital Gains Distributions
     Taxation - General
     Taxation on Portfolio Holdings

FINANCIAL STATEMENTS
Appendix A - Bond and Commercial Paper Ratings
     Bond Ratings
     Commercial Paper Ratings
Appendix B - Futures Contracts
     Example of Futures Contract Sale
     Example of Futures Contract Purchase
     Tax Treatment

                          GENERAL INFORMATION AND HISTORY

     Advantus Cornerstone Fund, Inc. ("Cornerstone Fund"), Advantus Enterprise Fund, Inc. ("Enterprise Fund"), Advantus Horizon Fund, Inc. ("Horizon Fund"), Advantus Index 500 Fund, Inc. ("Index Fund"), Advantus Real Estate Securities Fund, Inc. ("Real Estate Securities Fund") and Advantus Venture Fund, Inc. ("Venture Fund"), collectively referred to as the "Funds," are open-end diversified investment companies, commonly called mutual funds. The Funds, together with five other mutual funds which share the same investment adviser, are members of a family of mutual funds known as the "Advantus Funds." Each of the Advantus Funds, excluding Advantus Money Market Fund, Inc., offers more than one class of shares (the "Advantus Multiple Class Funds"). The Advantus Multiple Class Funds currently offer three classes of shares (Class A, Class B and Class C), except for Real Estate Securities Fund which currently offers two classes of shares (Class A and Class B). Each class is sold pursuant to different sales arrangements and bears different expenses. Horizon Fund was incorporated as a Minnesota corporation in October 1984. Cornerstone and Enterprise Funds were incorporated as Minnesota corporations in January 1994. The Venture and Index Funds were incorporated as Minnesota corporations in July 1996. The Real Estate Securities Fund was incorporated as a Minnesota corporation in September 1998.

                         INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and principal investment policies of each of the Funds are set forth in detail in the text of each Fund's Prospectus under "Investing in the Funds --Investment Policies and Practices."

FUND NAMES AND INVESTMENT POLICIES

     Real Estate Securities Fund and Index Fund have names that suggest a focus on a particular type of investment or index. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), each of those Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the Fund's outstanding shares as defined in the 1940 Act. However, the names of Real Estate Securities Fund and Index Fund may be changed only if shareholders of each Fund vote to approve a new name by amending such Fund's articles of incorporation. Such a change requires the vote of a majority of the shares of the Fund represented, in person or by proxy, at a meeting of shareholders called for the purpose of voting on such a proposal. Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

EQUITY SECURITIES OF SMALL CAPITALIZATION COMPANIES

     Enterprise Fund and Venture Fund will invest primarily in equity securities issued by small capitalization companies. To the extent specified in the Prospectus, other Funds may also invest in such securities. Small capitalization companies may be in a relatively early stage of development or may produce goods and services which have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product-line expertise that may result in an enhanced entrepreneurial spirit and greater focus which allow such firms to be successful. The Fund's investment adviser believes that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger more established entities.
However, small capitalization companies frequently retain a large part of their earnings for research, development and investment in capital assets, so that the prospects for immediate dividend income are limited.

     While securities issued by smaller capitalization companies have historically produced better market results than the securities of larger issuers, there is no assurance that they will continue to do so or that the Fund will invest specifically in those companies which produce those results. Because of the risks involved, the Fund is not intended to constitute a complete investment program.

S&P 500 INDEX

     Index Fund invests in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is an unmanaged index of common stocks which emphasizes large capitalization companies and is comprised of 500 industrial, financial, utility and transportation companies. The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 70% of the market value of all common stocks publicly traded in the United States. The weightings of stock in the S&P 500 are based on each stock's relative capitalization or total market value; that is, its market price per share times the number of shares outstanding. Because of this weighting, approximately 50% of the S&P 500 is typically composed of stocks of the 50 to 60 largest companies in the S&P 500. The composition of the S&P 500 may be changed from time to time. Stocks included in the S&P 500 are chosen by Standard & Poor's on a statistical basis which reflects such factors as the market capitalization and trading activity of each stock and the extent to which each stock is representative of stocks in a particular industry. Typically, companies included in the S&P 500 are the largest and most dominant companies in their respective industries. The inclusion of a stock in the S&P 500 in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor does it afford any assurance against declines in the price or yield performance of that stock. The Fund's investment adviser believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general.

     The Fund will at all times invest at least 80% of its total assets in common stocks included in the S&P 500. There is no minimum or maximum number of stocks included in the S&P 500 which the Fund must hold. Under normal circumstances Advantus Capital generally will seek to match the Fund to the composition of the S&P 500 to the maximum extent, but may not always invest the Fund's portfolio to mirror the S&P 500 exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted stocks included in the S&P 500, and may at times have its portfolio weighted differently from the S&P 500, particularly when the Fund has assets of less than $25 million. Regardless of the number, or relative weightings, of stocks included in the S&P 500 held by the Fund, however, the Fund's intention is to seek investment results, before sales charges and other Fund expenses, which match as closely as possible the investment performance of the S&P 500.

     Over the long term, the Fund's investment adviser will seek a correlation between the performance of the Fund, before sales charges and other Fund expenses, and that of the S&P 500 of at least 95% (or 85% - 95% if the Fund's assets are less than $25 million). A correlation of 100% would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. An investment in shares of the Fund therefore involves risks similar to those of investing in a portfolio consisting of the common stocks of some or all of the companies included in the S&P 500.

REAL ESTATE INVESTMENT TRUST SECURITIES

     The Cornerstone, Horizon and Real Estate Securities Funds may invest in securities issued by real estate investment trusts. A real estate investment trust ("REIT") is a corporation or a business trust that would otherwise be taxed as a corporation, which meets certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, and gains from sale of real estate assets), and must distribute to shareholders annually 95% or more of its taxable income. Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items, and U.S. government securities.

     REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Fund investments in REITs will consist of equity REITs.

DEBT AND MONEY MARKET SECURITIES

     Cornerstone, Enterprise, Horizon, Real Estate Securities and Venture Funds may invest in long, intermediate and short-term debt securities from various industry classifications and money market instruments. Index Fund may invest in short-term fixed income securities. Such instruments in which the Funds may invest include the following:

     * Corporate obligations which at the time of purchase are rated within the four highest grades assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Services, Inc. ("Moody's") or any other national rating service, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser or sub-adviser, as the case may be. To the extent that the Fund invests in securities rated BBB or Baa by S&P or Moody's, respectively, it will be investing in securities which have speculative elements. Venture Fund may also invest up to 10% of its net assets in securities (including convertible securities) rated at least B- by S&P or B3 by Moody's. See "Low Rated Securities," below. For a description of the ratings used by Moody's and S&P, see Appendix A below.

     * Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

     *    Debt obligations of banks.

     In addition to the instruments described above, which will generally be long-term, but may be purchased by the Fund within one year of the date of a security's maturity, the Fund may also purchase other high quality securities including:

     * Obligations (including certificates of deposit and bankers' acceptances) of U.S. banks, savings and loan associations, savings banks which have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks and U.S. branches or agencies of foreign banks which meet the above-stated asset size; and obligations of any U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations purchased does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

     *    Obligations of the International Bank for Reconstruction and
          Development.

     * Commercial paper (including variable amount master demand notes) issued by U.S. corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-1 by Moody's or A-1 by S&P or, if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P and, if issued by an affiliated foreign corporation, such commercial paper (not to exceed in the aggregate 10% of the Fund's net assets) is U.S. dollar denominated and not subject at the time of purchase to foreign tax withholding.

     The Fund may also invest in securities which are unrated if the Fund's investment adviser determines that such securities are of equivalent investment quality to the rated securities described above. In the case of "split-rated" securities, which result when nationally-recognized rating agencies rate the security at different rating levels (e.g., BBB by S&P and Ba by Moody's), it is the Fund's general policy to classify such securities at the higher rating level where, in the judgment of the Fund's investment adviser, such classification reasonably reflects the security's quality and risk.

     The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

     The Fund may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which is lower than the applicable minimum rating described above. In such an event it is the Fund's general policy to dispose of such down-graded securities except when, in the judgment of the Fund's investment adviser, it is to the Fund's advantage to continue to hold such securities. In no event, however, will the Fund hold in excess of 5% of its net assets in securities which have been down-graded subsequent to purchase where such down-graded securities are not otherwise eligible for purchase by the Fund. This 5% is in addition to securities which the Fund may otherwise purchase under its usual investment policies.

LOW RATED SECURITIES

     Cornerstone Fund and Venture Fund may also invest up to 10% of their respective net assets in debt securities (including convertible debt securities), which, at the time of acquisition, are rated at least B- or B3 by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser. Cornerstone Fund, Real Estate Securities Fund and Venture Fund may each also hold an additional 5% of its net assets in low rated securities rated below "investment grade" (i.e. below BBB) where such securities were either investment grade or eligible securities at the time of purchase but subsequently down-graded to a rating not otherwise eligible for purchase by the Fund (see "Debt and Money Market Securities" above). Debt securities rated below the four highest categories (i.e., below
BBB) are not considered investment grade obligations and are commonly called "junk bonds." These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments.

     Low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Funds' shares.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

     Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

CONVERTIBLE SECURITIES

     Each of the Funds other than Index Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible bonds can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. Cornerstone Fund and Venture Fund will each limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Fund's investment sub-adviser. See "Low Rated Securities," above. Enterprise Fund, Horizon Fund and Real Estate Securities Fund will each limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least BBB by S&P or Baa by Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Fund's investment adviser.

FOREIGN SECURITIES

     Each of the Funds other than Index Fund may invest up to 10% of its total assets in securities of foreign issuers which are not publicly traded in the U.S. (Securities of foreign issuers which are publicly traded in the U.S., usually in the form of sponsored American Depositary Receipts (ADRs), are not subject to this 10% limitation. Such Funds may not, however, invest more than 10% of their total assets in ADRs).

Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. Also, some countries may withhold portions of interest, dividends and gains at the source. The Fund may also be unfavorably affected by fluctuations in the relative rates of exchange between the currencies of different nations (i.e., when the currency being exchanged has decreased in value relative to the currency being purchased). There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

     The countries of the European Monetary Union (EMU) began the process of converting their individual country currencies to the Euro on January 1, 1999. There is also a risk that the value of foreign securities of companies located in EMU countries may decrease due to market volatility resulting from the conversion of certain EMU country currencies to the Euro. It is not possible to predict the impact of the Euro on the business or financial condition of European issues or on the Fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

         An American Depositary Receipt ("ADR") is a negotiable certificate, usually issued by a U.S. bank, representing ownership of a specific number of shares in a non - U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     FUTURES CONTRACTS. Consistent with their investment objectives and strategies, the Funds may enter into interest rate futures contracts, stock index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, stock index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.")

     A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

     Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and U.S. Treasury Bills. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark, and on Eurodollar deposits.

     Stock index futures contracts include contracts on the S&P 500 Index and other broad-based stock market indexes, as well as contracts based on narrower market indexes or indexes of securities of particular industry groups. A stock index assigns relative values to the common stocks included in the index and the index fluctuates with the value of the common stocks so included. The parties to a stock index futures contract agree to make a cash settlement on a specific future date in an amount determined by the value of the stock index on the last trading day of the contract. The amount is a specified dollar amount times the difference between the value of the index on the last trading day and the value on the day the contract was struck.

     Purchases or sales of stock index futures contracts are used to attempt to protect current or intended stock investments from broad fluctuations in stock prices. Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Fund's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of a Fund's securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of futures contracts. Conversely, the increased cost of a Fund's securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on futures contracts purchased by such Fund.

     Although many futures contracts by their terms call for actual delivery or acceptance of the financial instrument, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as "marking to the market."

     U.S. futures contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission ("CFTC") for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures contracts may also be traded on foreign exchanges.

     OPTIONS ON FUTURES CONTRACTS. The Funds also may purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The Funds may use such options on futures contracts in connection with their hedging strategies in lieu of purchasing and writing options directly on the underlying securities or purchasing and selling the underlying futures contracts.

     An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position in an option on a futures contract may be terminated by the purchaser or the seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     Options on futures contracts that are written or purchased by the Funds on United States exchanges are traded on the same contract market as the underlying futures contract and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, options on futures contracts may be traded on foreign exchanges.

     RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The use of futures contracts and options on futures contracts will expose the Funds to additional investment risks and transactions costs. Risks include:

- the risk that interest rates, securities prices or currency markets will not omve in the direction that the Fund's investment adviser or sub-adviser anticipates;

- an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged;

- the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits;

- leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument; and

- the risk that the counterparty to an instrument will fail to perform its obligations.

     REGULATORY MATTERS. To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts each Fund will maintain, in a segregated account, cash or liquid securities equal to the value of such contracts.

     The CFTC, a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of a company, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others, funds, securities or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which meets the requirements of the Rule. Rule 4.5 requires, among other things, that an investment company wishing to avoid commodity pool operator status use futures and options positions only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the investment company's portfolio. Any investment company wishing to claim the exclusion provided in Rule 4.5 must file a notice of eligibility with both the CFTC and the National Futures Association. Before engaging in transactions involving futures contracts, the Funds will file such notices and meet the requirements of Rule 4.5, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration as a commodity pool operator unnecessary.

     For examples of futures contracts and their tax treatment, see Appendix B to this Statement of Additional Information.

OPTIONS

     Each Fund may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. Each Fund will limit the total market value of securities against which it may write call or put options to 20% of its total assets. In addition, no Fund will commit more than 5% of its total assets to premiums when purchasing put or call options.

     A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. Thus, if a Fund writes a call option on a security, it becomes obligated during the term of the option to deliver the security underlying the option upon payment of the exercise price. If a Fund writes a put option, it becomes obligated during the term of the option to purchase the security underlying the option at the exercise price if the option is exercised.

     Funds may use put and call options for a variety of purposes. For example, if a portfolio manager wishes to hedge a security a Fund owns against a decline in price, the manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased. Finally, a portfolio manager may write options on securities owned in order to realize additional income. Funds receive premiums from writing call or put options, which they retain whether or not the options are exercised.

     By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise. If a Fund purchases a put or call option, any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the option.

     OPTIONS ON SECURITIES. An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a nonrefundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered." A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian. A put option written by a Fund is "covered" if the Fund maintains cash and liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

     Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

     Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

     In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. While exchange-traded options have a continuous liquid market, over-the-counter options may not.

     OPTIONS ON STOCK INDEXES. In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

     A Fund will cover all options on stock indexes by owning securities whose price changes, in the opinion of the Fund's adviser or sub-adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Funds will secure put options on stock indexes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

    The index underlying a stock option index may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based upon narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.

U.S. GOVERNMENT OBLIGATIONS

         These obligations are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the U.S. Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under the authority granted by Congress. Bills, notes and bonds issued by the U.S. Treasury are direct obligations of the U.S. Government and differ in their interest rates, maturities and times of issuance. Securities issued or guaranteed by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress include but are not limited to, the Government National Mortgage Association ("GNMA"), the Export-Import Bank, the Student Loan Marketing Association, the U.S. Postal Service, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, the Federal Home Loan Bank, the Federal Financing Bank, the Federal Intermediate Credit Banks, the Federal Land Banks, the Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association and the Student Loan Marketing Association; others by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Financing Bank and the U.S. Postal Service; and others only by the credit of the issuing agency, authority or other instrumentality, such as securities of the Federal Home Loan Bank and the Federal National Mortgage Association ("FNMA").

OBLIGATIONS OF NON-DOMESTIC BANKS

         The Funds may invest in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks, which may involve somewhat greater opportunity for income than the other money market instruments in which such Funds invest, but may also involve investment risks in addition to any risks associated with direct obligations of domestic banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions, as well as market and other factors which may affect the market for or the liquidity of such obligations. Generally, Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks are subject to fewer U.S. regulatory restrictions than those applicable to domestic banks, and London branches of U.S. banks may be subject to less stringent reserve requirements than domestic branches. Canadian chartered banks, U.S. branches and agencies of foreign banks, and London branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks. Each Fund will not invest more than 25% of its total assets in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks.


SHORT SALES AGAINST THE BOX

     Each Fund may sell securities "short against the box." Whereas a short sale is the sale of a security the Fund does not own, a short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Funds have no present intention to sell securities short in this fashion.

LOANS OF PORTFOLIO SECURITIES

      Each Fund, for the purpose of realizing additional income, may make secured loans of portfolio securities amounting to not more than one-third of their respective total assets (which, for purposes of this limitation, will include the value of collateral received in return for securities loaned). Collateral received in connection with securities lending shall not be considered Fund assets, however, for purposes of compliance with any requirement described in a Fund's prospectus that the Fund invest a specified minimum percentage of its assets in certain types of securities (e.g., securities of small companies). Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of cash, letters of credit or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Although the Fund does not expect to pay commissions or other front-end fees (including finders fees) in connection with loans of securities (but may in some cases do so), a portion of the additional income realized will be shared with the Fund's custodian for arranging and administering such loans. The Fund has a right to call each loan and obtain the securities on five business days' notice. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Fund's investment adviser to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Fund's investment adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by the Fund's investment adviser or sub-adviser throughout the term of each loan.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may invest up to 15% of its net assests, in securities restricted as to disposition under the federal securities laws or otherwise, or other illiquid assets. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. Because of such restrictions, the Fund may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Fund may be required to bear the expenses of registration of such restricted securities.

     The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933
Act). Additionally, the Fund's investment adviser and sub-adviser believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and for certain interest-only and principal-only classes of mortgage-backed and asset-backed securities. The Funds may invest without limitation in these forms of restricted securities if such securities are deemed by the Fund's investment adviser or sub-adviser to be liquid in accordance with standards established by the Fund's Board of Directors. Under these guidelines, the Fund's investment adviser or sub-adviser must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop.
 Investing in such restricted securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

     If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund is in a position where more than 15% of its net assets are invested in restricted and other illiquid securities, the Fund will take appropriate steps to protect liquidity.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements. Repurchase agreements are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Directors of the Fund has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Fund enters into repurchase agreements is monitored by the Fund's investment adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. The Fund's custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the United States Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

WARRANTS

      Each of the Funds other than Index Fund may invest in warrants. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

INDEX DEPOSITARY RECEIPTS

     Each Fund other than Real Estate Securities Fund may invest up to 10% of their respective total assets in one or more types of depositary receipts ("DRs") as a means of tracking the performance of a designated stock index while maintaining liquidity. No more than 5% of a Fund's total assets may be invested in any one DR. Index Fund may invest in S&P 500 Depositary Receipts ("SPDRs"), which track the S&P 500 Index. The other Funds may invest in SPDRs; S&P MidCap 400 Depositary Receipts ("MidCap SPDRs"), which track the S&P MidCap 400 Index; and "Dow Industrial Diamonds," which track the Dow Jones Industrial Average; or in other DRs which track indexes, provided that such investments are consistent with the Fund's investment objective as determined by the Fund's investment adviser. Each of these securities represents shares of ownership of a long term unit investment trust (a type of investment company) that holds all of the stock included in the relevant underlying index.

     DRs carry a price which equals a specified fraction of the value of the designated index and are exchange traded. As with other equity transactions, brokers charge a commission in connection with the purchase of DRs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the asset management fee paid by the Fund).

     Trading costs for DRs are somewhat higher than those for stock index futures contracts, but, because DRs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of the Fund's assets to track the return of a particular stock index. DRs share in the same market risks as other equity investments.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

     The Real Estate Securities Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by the Fund and settlement, no payment is made for the securities purchased by the Fund and, thus, no interest accrues to the Fund from the transaction.

     The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Fund's investment adviser to correctly anticipate increases and decreases in interest rates and prices of securities. If the Fund's investment adviser anticipates a rise in interest rates and a decline in prices and, accordingly, the Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the investment adviser anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Fund's investment adviser is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Fund's net asset value.

     When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, the Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time the Fund makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)

     The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. No more than 30% of the value of the Fund's total assets will be committed to when-issued or forward commitment transactions.

DEFENSIVE PURPOSES

     The Funds other than Real Estate Securities Fund may invest up to 20% of their respective net assets in cash or cash items. Real Estate Securities Fund may invest approximately 5% of its net assets in cash or cash items. In addition, for temporary or defensive purposes, the Funds may invest in cash or cash items without limitation. The "cash items" in which the Funds may invest, include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by the Fund's investment adviser.

                              INVESTMENT RESTRICTIONS

     Each of the Funds is "diversified" as defined in the Investment Company Act of 1940. This means that at least 75% of the value of the Fund's total assets is represented by cash and cash items, government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

     In addition to the foregoing limitations, each Fund is subject to certain "fundamental" investment restrictions, described below, which may not be changed without the vote of a "majority" of the Fund's outstanding shares.
 As used in the applicable Prospectus and this Statement of Additional Information, "majority" means the lesser of (i) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of a Fund's outstanding shares. Each Fund is also subject to certain other investment restrictions which are not fundamental and may be changed by vote of the Board of Directors without further shareholder approval.

FUNDAMENTAL RESTRICTIONS

    1.   Policy Regarding Borrowing and the Issuance of Senior Securities.

         The Fund will not borrow money or issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

    2.   Policy Regarding Concentration in a Particular Industry.

         CORNERSTONE FUND, ENTERPRISE FUND, HORIZON FUND AND VENTURE FUND.
         The Fund will not concentrate its investments in a particular industry. For purposes of this limitation, the United States Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         INDEX 500 FUND.
         The Fund will not concentrate its investments in a particular industry, except that the Fund may concentrate its investments in a particular industry if the S&P 500 Index is so concentrated. For purposes of this limitation, the United States Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         REAL ESTATE SECURITIES FUND.
         Under normal market conditions, the Fund will concentrate its investments in the real estate or real estate related industry. The Fund will not concentrate its investments in any other particular industry. For purposes of this limitation, the United States Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

    3.   Policy Regarding Investments in Real Estate.

         The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

    4.   Policy Regarding Investments in Commodities.

         The Fund will not purchase physical commodities or contracts relating to physical commodities.

    5.   Policy Regarding Lending.

         The Fund may not make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

    6.   Policy Regarding Underwriting of Securities.

         The Fund will not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

NON-FUNDAMENTAL RESTRICTIONS

    7. The Fund will not acquire any new securities while borrowings, including borrowings through reverse repurchase agreements, exceed 5% of total assets.

    8. The Fund will use futures contracts and options on futures contracts only (a) for "bona fide hedging purposes" (as defined in regulations of the Commodity Futures Trading Commission) or (b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of liquidation value of the Fund's portfolio.

    9. The Fund may mortgage, pledge or hypothecate its assets only to secure permitted borrowings. Collateral arrangements with respect to futures contracts, options thereon and certain options transactions are not considered pledges for purposes of this limitation.

    10. The Fund may not make short sales of securities, other than short sales "against the box."

    11. The Fund may not purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of securities transactions and it may make margin deposits in connection with futures contracts.

    12. The Fund will not invest more than 15% of its net assets in illiquid securities.

    13. The total market value of securities against which the Fund may write call or put options will not exceed 20% of the Fund's total assets. In addition, the Fund will not commit more than 5% of its total assets to premiums when purchasing put or call options.

     With respect to each of the Funds, any investment policy set forth under "Investing in the Funds - Investment Policies and Practices" in the Prospectus, or any restriction set forth above which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom, or unless the Investment Company Act of 1940 provides otherwise.

                               PORTFOLIO TURNOVER

         Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

         Cornerstone Fund and Enterprise Fund each make changes in their portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Funds. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. Neither Fund emphasizes short-term trading profits. For the fiscal period ended July 31, 2002 and the fiscal years ended September 30, 2001 and 2000, Cornerstone Fund's portfolio turnover rate was ____%, 147.9% and 180.1%, respectively. For the fiscal period ended July 31, 2002 and the fiscal years ended September 30, 2001 and 2000, Enterprise Fund's portfolio turnover rate was ____%, 105.4% and 181.5%, respectively.

         Horizon Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Fund. For the fiscal period ended July 31, 2002 and the fiscal years ended September 30, 2001 and 2000, the Fund's portfolio turnover rates were ____%, 129.6% and 109.3%, respectively.

         Index Fund generally seeks to invest for the long term, but reserves the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Fund, the Fund's portfolio turnover rate is expected to be generally lower than the rate for most other investment companies. Ordinarily, securities will be sold by Index Fund only to reflect certain administrative changes in the S&P 500 (including mergers or changes in its composition) or to accommodate cash flows into and out of the Fund while maintaining the similarity of the Fund to the S&P
500. For the fiscal years ended July 31, 2002, 2001 and 2000, the Fund's portfolio turnover rate was _____%, 17.2%, and 42.6%, respectively.

         Real Estate Securities Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Fund. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. The Fund does not emphasize short-term trading profits. For the fiscal years ended July 31, 2002, 2001 and 2000, the Fund's portfolio turnover rate was ____%, 173.10%, and 116.8%, respectively.

         Venture Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Fund. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. Venture Fund does not emphasize short-term trading profits. For the fiscal years ended July 31, 2002, 2001 and 2000, the Fund's portfolio turnover rate was ____%, 37.8%, and 169.0%, respectively. The turnover for the fiscal year ended in 2000 is attributable primarily to the fact that, effective May 1, 2000, responsibility for management of the Fund's assets was transferred from the Fund's adviser to its new sub-adviser, which then repositioned the Fund's portfolio.

DIRECTORS AND EXECUTIVE OFFICERS

Under Minnesota law, the Board of Directors of each Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

The individuals listed in the table below serve as directors and officers of each Fund, and also serve in the same capacity for each of the other six Advantus Funds (the Advantus Funds are the twelve registered investment companies, consisting of 29 portfolios, for which Advantus Capital serves as the investment adviser). Only executive officers and other officers who perform policy-making functions with the Funds are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.



                                        POSITION WITH FUNDS
NAME, ADDRESS(1)                        AND LENGTH OF                  PRINCIPAL OCCUPATION(S)
AND AGE                                 TIME SERVED                    DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------
William N. Westhoff                     Director since                 Retired; prior to July 26, 2002,
Age:  55                                July 23, 1998                  President, Treasurer and Director,
                                                                       Advantus Capital Management, Inc.;
                                                                       Senior Vice President and
                                                                       Treasurer, Minnesota Life
                                                                       Insurance Company; Senior Vice
                                                                       President, Global Investments,
                                                                       American Express Financial
                                                                       Corporation, Minneapolis,
                                                                       Minnesota, from August 1994 to
                                                                       October 1997

Frederick P. Feuerherm                  Vice President,                Vice President, Assistant Secretary
Age:  56                                Director and                   and Director, Advantus Capital
                                        Treasurer since                Management, Inc.; Vice President,
                                        July 13, 1994                  Minnesota Life Insurance Company;
                                                                       Vice President, Minnesota Mutual
                                                                       Companies, Inc.; Vice President,
                                                                       Securian Financial Group, Inc.;
                                                                       Vice President, Securian Holding
                                                                       Company; Vice President and
                                                                       Director, MIMLIC Funding, Inc.
                                                                       (entity holding legal title to
                                                                       bonds beneficially owned by
                                                                       certain clients of Advantus
                                                                       Capital); Vice President and
                                                                       Assistant Secretary, MCM Funding
                                                                       1997-1, Inc. and MCM Funding
                                                                       1998-1, Inc. (entities holding
                                                                       legal title to mortgages
                                                                       beneficially owned by certain
                                                                       clients of Advantus Capital);
                                                                       Treasurer, Ministers Life
                                                                       Resources, Inc.; Treasurer, The
                                                                       Ministers Life Insurance Company


                                        POSITION WITH FUNDS
NAME, ADDRESS(1)                        AND LENGTH OF                  PRINCIPAL OCCUPATION(S)
AND AGE                                 TIME SERVED                    DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
---------------------------------------------------------------------------------------------------------
Ralph D. Ebbott                         Director since                 Retired, Vice President and
Age:  75                                October 22, 1985               Treasurer of Minnesota Mining and
                                                                       Manufacturing Company (industrial
                                                                       and consumer products) through
                                                                       June 1989

William C. Melton                       Director since                 Founder and President of Melton
Age:  55                                April 25, 2002                 Research Inc. since 1997; member
                                                                       of the Advisory Board of
                                                                       Macroeconomic Advisors LLC since
                                                                       1998; member, Minneapolis
                                                                       StarTribune Board of Economists
                                                                       since 1986; member, State of
                                                                       Minnesota Council of Economic
                                                                       Advisors from 1988 to 1994;
                                                                       various senior positions at
                                                                       American Express Financial
                                                                       Advisors (formerly Investors
                                                                       Diversified Services and,
                                                                       thereafter, IDS/American Express)
                                                                       from 1982 through 1997, including
                                                                       Chief Economist and, thereafter,
                                                                       Chief International Economist

Ellen S. Berscheid                      Director since                 Regents' Professor of Psychology
Age:  66                                October 22, 1985               at the University of Minnesota
---------------------------------------------------------------------------------------------------------
OTHER EXECUTIVE OFFICERS
---------------------------------------------------------------------------------------------------------

Dianne M. Orbison                       President since                President and Treasurer, Advantus
Age:  50                                July 25, 2002                  Capital Management, Inc.; Vice
                                                                       President and Treasurer, Minnesota
                                                                       Life Insurance Company; Vice
                                                                       President and Treasurer, Minnesota
                                                                       Mutual Companies, Inc.; Vice
                                                                       President and Treasurer, Securian
                                                                       Financial Group, Inc.; Vice
                                                                       President and Treasurer, Securian
                                                                       Holding Company; President and
                                                                       Treasurer, MIMLIC Funding, Inc.
                                                                       (entity holding legal title to
                                                                       bonds beneficially owned by
                                                                       certain clients of Advantus
                                                                       Capital); President and Treasurer,
                                                                       MCM Funding 1997-1,
                                                                       Inc. and MCM Funding 1998-1, Inc.
                                                                       (entities holding legal title to
                                                                       mortgages beneficially owned by
                                                                       certain clients of Advantus
                                                                       Capital)

Michael J. Radmer                       Secretary since                Partner with the law firm of
Dorsey & Whitney LLP                    February 2, 1985               Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402
Age:  57

---------------

(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

      The Funds have both an Audit Committee and a Nominations Committee of the Board of Directors, the members of which are all directors who are not "interested persons" of the Funds. Ms. Berscheid and Messrs. Melton and Ebbott comprise the members of both committees. The Board of Directors also has a Dividend Declaration Committee, the sole member of which is Mr. Feuerherm. The function of the Audit Committee is to recommend the engagement of the Funds' independent auditor and oversee its activities. The Audit Committee also receives reports from the Internal Audit Department of Minnesota Life and from the Director of Compliance for Advantus Capital about compliance matters affecting the Funds. The Audit Committee met two (2) times during the last fiscal year. The Nominations Committee selects and recommends to the Board of Directors individuals for nomination as Independent Directors. The names of potential Independent Director candidates are drawn from a number of sources, including recommendations from management of Advantus Capital. Inasmuch as the Funds do not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the Nominations Committee does not at present consider nominees recommended by shareholders. The Nominations Committee met two
(2) times during the last fiscal year. The function of the Dividend Declaration Committee is to oversee the distribution of the Funds' dividends and capital gains distributions. The Dividend Declaration Committee met four (4) times during the last fiscal year.



         The Directors owned shares in the Funds, and in all Advantus Funds for which they serve on the Board of Directors, in the following dollar ranges as of December 31, 2001:




                                                                                                          AGGREGATE DOLLAR RANGE
                                                                                                        OF EQUITY SECURITIES IN ALL
                                                                                                             ADVANTUS FUNDS
       NAME OF DIRECTOR                          DOLLAR RANGE OF EQUITY SECURITIES IN                      OVERSEEN BY DIRECTOR
       ----------------                          ------------------------------------                      --------------------

                                                                               REAL ESTATE
                          CORNERSTONE   ENTERPRISE     HORIZON     INDEX 500    SECURITIES    VENTURE
William N. Westhoff                                                                                           Over $100,000
Frederick P. Feuerherm                                                                                         $1 - $10,000
Ralph D. Ebbott                                                                                                   None
William C. Melton                                                                                                 None
Ellen S. Berscheid                                                                                             $1 - $10,000


     Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by the Funds to any of their officers or directors who is affiliated with Advantus Capital Management, Inc. ("Advantus Capital").

     Each director of the Funds is also a director of the other six investment companies of which Advantus Capital is the investment adviser (12 investment companies in total -- the "Fund Complex"). As of the date hereof, directors not affiliated with Advantus Capital receive compensation in connection with all such investment companies which, in the aggregate, is equal to $8,000 per year and $2,000 per meeting attended (and reimbursement of travel expenses to attend directors' meetings). The portion of such compensation borne by any Fund is a pro rata portion based on the ratio that such Fund's total net assets bears to the total net assets of the Fund Complex. During the fiscal year ended July 31, 2002, each Director not affiliated with Advantus Capital was compensated by the Funds in accordance with the following table:


                                   Pension or                         Total
                                   Retirement                     Compensation
                     Aggregate      Benefits        Estimated    from Funds and
                   Compensation    Accrued as        Annual       Fund Complex
                     from the     Part of Fund    Benefits Upon      Paid to
 Name of Director    Funds(1)       Expenses       Retirement       Directors
 ------------------ ----------    ------------    -------------  --------------
 Ellen S. Berscheid                    n/a             n/a
 Ralph D. Ebbott                       n/a             n/a
 William C. Melton

(1) During the fiscal year ended July 31, 2002, Ms. Berscheid and Mr. Ebbott received $_____ from Cornerstone Fund, $_____ from Enterprise Fund, $_____ from Horizon Fund, $_____ from Index 500 Fund, $_____ from Real Estate Securities Fund, and $_____ from Venture Fund. During the same period, Mr. Melton, who was elected a Director on April 25, 2002, received $_____ from Cornerstone Fund, $_____ from Enterprise Fund, $_____ from Horizon Fund, $_____ from Index 500 Fund, $_____ from Real Estate Securities Fund, and $_____ from Venture Fund.

     Prior to July 26, 2002, William N. Westhoff was president of and therefore affiliated with Advantus Capital, but since his retirement from Advantus Capital as of that date he has received compensation as a Director of the Funds as described above.


                                 DIRECTOR LIABILITY

     Under Minnesota law, the Board of Directors of each Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law also authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of each Fund limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

                       INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

     Advantus Capital Management, Inc. ("Advantus Capital") has been the investment adviser and manager of each of the Funds since its inception. Securian Financial Services, Inc. ("Securian Financial") acts as the Funds' underwriter. Both Advantus Capital and Securian Financial act as such pursuant to written agreements that will be periodically considered for approval by the directors or shareholders of the Fund. The address of both Advantus Capital and Securian Financial is 400 Robert Street North, St. Paul, Minnesota 55101.

         Credit Suisse Asset Management, LLC ("CSAM") serves as investment sub-adviser to Enterprise Fund pursuant to an investment sub-advisory agreement with Advantus Capital. State Street Research & Management Company ("State Street") serves as investment sub-adviser to Venture Fund pursuant to an investment sub-advisory agreement with Advantus Capital.

CONTROL AND MANAGEMENT OF ADVANTUS CAPITAL AND SECURIAN FINANCIAL

     Advantus Capital was incorporated in Minnesota in June 1994, and is an affiliate of Minnesota Life Insurance Company ("Minnesota Life"). Effective October 1, 1998, The Minnesota Mutual Life Insurance Company reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." The Minnesota Mutual Life Insurance Company continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company". All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Advantus Capital and Securian Financial are also wholly-owned subsidiaries of Securian Financial Group, Inc.

     Dianne M. Orbison, President of each of the Funds, is President, Treasurer and Director of Advantus Capital. Frederick P. Feuerherm, Vice President, Treasurer and a Director of each of the Funds, is a Vice President, Assistant Secretary and Director of Advantus Capital. William N. Westhoff, a Director of each of the Funds was President, Treasurer and Director of Advantus Capital prior to July 26, 2002.

INVESTMENT ADVISORY AGREEMENT WITH ADVANTUS CAPITAL

     Advantus Capital acts as investment adviser and manager of the Funds under Investment Advisory Agreements (the "Advisory Agreements") dated May 1, 2000 for each Fund, each of which was approved by shareholders on April 17, 2000 in the case of Cornerstone Fund, Enterprise Fund, Venture Fund and Real Estate Securities Fund, and on April 28, 2000 in the case of Horizon Fund and Index Fund. The Advisory Agreements were last approved by the Board of Directors of each Fund (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on January 24, 2002. The Advisory Agreements will terminate automatically in the event of their assignment. In addition, each Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the respective Fund or by vote of a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, each Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the respective Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Advisory Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     Pursuant to the Advisory Agreements each Fund pays Advantus Capital an advisory fee equal on an annual basis to a percentage of that Fund's average daily net assets as set forth in the following table:


                                          ADVISORY FEE AS PERCENTAGE
FUND                                           OF AVERAGE NET ASSETS
CORNERSTONE FUND:
     On the first $500 million in assets              .70%
     On the next $500 million in assets               .65%
     On the next $1 billion in assets                 .60%
     On all assets in excess of $2 billion            .55%
ENTERPRISE FUND:
     On the first $1 billion in assets                .70%
     On the next $1 billion in assets                 .68%
     On all assets in excess of $2 billion            .66%
HORIZON FUND:
     On the first $1 billion in assets                .70%
     On the next $1 billion in assets                 .68%
     On all assets in excess of $2 billion            .60%
INDEX FUND:
     On the first $500 million in assets              .34%
     On the next $500 million in assets               .30%
     On the next $1 billion in assets                 .25%
     On all assets in excess of $2 billion            .20%
REAL ESTATE SECURITIES FUND:
     On the first $1 billion in assets                .75%
     On the next $1 billion in assets                 .725%
     On all assets in excess of $2 billion            .70%
VENTURE FUND:
     On the first $1 billion in assets                .70%
     On the next $1 billion in assets                 .68%
     On all assets in excess of $2 billion            .66%


     Prior to May 1, 2000, each Fund paid Advantus Capital an advisory fee, in accordance with its prior investment advisory agreement, equal on an annual basis to a percentage of that Fund's average daily net assets as set forth in the following table:


                                            Advisory Fee Paid Prior to May 1,
          Fund                        2000 as Percentage of Average Net Assets
          ----                        ----------------------------------------
     Cornerstone Fund                                     .80%
     Enterprise Fund                                      .80%
     Horizon Fund                                         .80%
     Index Fund                                           .34%
     Real Estate Securities Fund                          .75%
     Venture Fund                                         .80%



     The fees for investment advisory services paid by Cornerstone, Enterprise and Horizon Funds during the fiscal period ended July 31, 2002 and the fiscal years ended September 30, 2001 and 2000, and by Index, Real Estate Securities and Venture Funds during the fiscal years ended July 31, 2002, 2001, and 2000, (before Advantus Capital's absorption of certain expenses, described below) were as follows:


         Fund                2002            2001            2000
         ----                ----            ----            ----
     Cornerstone                            $623,266       $797,700
     Enterprise                              349,882        499,093
     Horizon                                 427,000        725,918
     Index Fund                              181,012        193,328
     Real Estate
      Securities Fund                        103,301         61,059
     Venture Fund                            325,568        250,117


     For this fee, Advantus Capital acts as investment adviser and manager for the Funds, or, in the case of Enterprise Fund and Venture Fund, pays CSAM and State Street, respectively, to serve as investment sub-adviser. Effective May 1, 2000, each Fund pays its own transfer agent and shareholder servicing expenses. Prior to that date, Advantus Capital paid the transfer agent and shareholder servicing expenses for Venture Fund.

     Under the Advisory Agreements, Advantus Capital furnishes the Funds office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds, and pays the salaries and fees of all officers and directors of the Funds who are affiliated with Advantus Capital. In addition, except to the extent that Securian Financial receives Rule 12b-1 distribution fees (see "Payment of Certain Distribution Expenses of the Funds" below), Securian Financial bears all promotional expenses in connection with the distribution of the Funds' shares, including paying for prospectuses and statements of additional information for new shareholders, and shareholder reports for new shareholders, and the costs of sales literature. The Funds pay all other expenses not so expressly assumed.

     Under the Advisory Agreements for each Fund other than Index Fund and Real Estate Securities Fund, Advantus Capital agreed to absorb all Fund costs and expenses which exceed a specified percentage of the average daily net assets of each class of share through the fiscal year of the Fund ending September 30, 2001 for Cornerstone, Enterprise and Horizon Funds and July 31, 2001 for Venture Fund, as set forth in the following table:



                                   EXPENSES ABSORBED IN EXCESS OF
                             SPECIFIED PERCENTAGE OF AVERAGE NET ASSETS
                            ---------------------------------------------
FUND                        CLASS A             CLASS B           CLASS C
----                        -------             -------           -------
Cornerstone Fund             1.24%               1.99%             1.99%
Enterprise Fund              1.38%               2.23%             2.23%
Horizon Fund                 1.35%               2.10%             2.10%
Venture Fund                 1.40%               2.25%             2.25%


     During the fiscal period ended July 31, 2002 and the fiscal years ended September 30, 2001 and 2000 for Cornerstone, Enterprise and Horizon Funds, and the fiscal years ended July 31, 2002, 2001 and 2000 for Index, Real Estate Securities and Venture Funds, Advantus Capital voluntarily absorbed certain expenses of the Funds (which do not include certain Rule 12b-1 fees waived by Securian Financial), or, in the case of Cornerstone Fund, Enterprise Fund, Horizon Fund and Venture Fund, absorbed certain expenses of the Fund in accordance with the Advisory Agreement, as set forth below:


         Fund                2002              2001           2000
         ----                ----              ----           ----
     Cornerstone Fund                         $131,531      $106,763
     Enterprise Fund                            60,437        59,225
     Horizon Fund                              284,604        90,632
     Index Fund                                306,584       302,175
     Real Estate
      Securities Fund                           46,235        87,768
     Venture Fund                                7,163        67,821


ENTERPRISE FUND SUB-ADVISER - CSAM

     Credit Suisse Asset Management, LLC (CSAM) has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management of the Enterprise Fund, subject to the general control of the Board of Directors of the Fund. CSAM is a registered investment adviser under the Investment Advisers Act of 1940.

     CSAM is a wholly-owned subsidiary of Credit Suisse Group, one of the largest financial services companies in the world, and comprises the U.S. arm of Credit Suisse Group's Credit Suisse Asset Management division. CSAM, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. As of June 30, 2002, the Credit Suisse Asset Management division had global assets under management of approximately $306.9 billion, of which $66.8 billion was managed by CSAM. The principal business address of CSAM is 466 Lexington Avenue, New York, New York 10017.

ENTERPRISE FUND INVESTMENT SUB-ADVISORY AGREEMENT - CSAM

     CSAM acts as investment sub-adviser of the Enterprise Fund under an Investment Sub-Advisory Agreement (the CSAM Agreement) with Advantus Capital dated May 1, 2000, and approved by shareholders of the Fund on April 17, 2000. Amendments to the CSAM Agreement, adjusting the level of sub-advisory fees payable by Advantus Capital to CSAM under such Agreement, were approved by the Board of Directors of the Fund on October 25, 2001 and July 25, 2002. The CSAM Agreement as amended was last approved for continuance by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the CSAM Agreement or interested persons of any such party, on January 24, 2002 and July 25, 2002. Prior to May 1, 2000, the Enterprise Fund was managed directly by Advantus Capital. The CSAM Agreement will terminate automatically upon the termination of the Fund's Advisory Agreement and in the event of its assignment. In addition, the CSAM Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to CSAM, and by CSAM on 60 days' written notice to Advantus Capital. Unless sooner terminated, the CSAM Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the CSAM Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     In payment for the investment sub-advisory services to be rendered by CSAM for the Enterprise Fund, Advantus Capital pays to CSAM a fee computed at an annual rate which shall be a percentage of the average daily value of the net assets of the Fund. The fee is accrued daily and shall be based on the net asset value of all of the issued and outstanding shares of the Fund as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund. The fee is payable in arrears on the last day of each calendar month.

     Effective June 30, 2002, the amount of such annual fee, as applied to the total assets of the Fund, is determined in accordance with the following table:



         AVERAGE ASSETS UNDER MANAGEMENT                      FEE
         -----------------------------------                  ---
         Total assets from $0 up to $150 million              0.65%
         Total assets from $150 million up to $200 million    0.64%
         Total assets from $200 million up to $250 million    0.63%
         Total assets from $250 million up to $300 million    0.62%
         Total assets from $300 million up to $350 million    0.61%
         Total assets from $350 million up to $400 million    0.60%
         Total assets from $400 million up to $450 million    0.59%
         Total assets from $450 million up to $500 million    0.58%
         Total assets from $500 million up to $550 million    0.57%
         Total assets from $550 million up to $600 million    0.56%
         Total assets from $600 million up to $650 million    0.55%
         Total assets from $650 million up to $700 million    0.54%
         Total assets from $700 million up to $750 million    0.53%
         Total assets from $750 million up to $800 million    0.52%
         Total assets from $800 million up to $850 million    0.51%
         Total assets from $850 million up to $900 million    0.50%
         Total assets from $900 million up to $950 million    0.49%
         Total assets from $950 million up to $1 billion      0.48%
         Total assets from $1 billion up to $1.050 billion    0.47%
         Total assets from $1.050 billion up to $1.1 billion  0.46%
         Total assets from $1.1 billion and up                0.45%


         The term "Average Assets Under Management" for purposes of the above schedule includes all assets advised or sub-advised by CSAM for Advantus Capital or its affiliates, in addition to those assets of the Fund. The Average Assets Under Management consists of the mathematical average of the quarterly aggregate assets as measured on March 31st, June 30th, September 30th and December 31st of each calendar year (or portion thereof) for each of the preceding 8 quarters, with the fee rate determined on each such date being applicable to the following period and applied to all assets back to the first dollar in the Fund.


VENTURE FUND SUB-ADVISER -- STATE STREET

     State Street Research & Management Company ("State Street") has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management of the investment program of the Venture Fund, subject to the general control of the Board of Directors of the Fund. State Street is a registered investment adviser under the Investment Advisers Act of 1940.

     State Street, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts at the investment sub-adviser to the Portfolio. State Street was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. State Street's portfolio management group has extensive investment industry experience managing equity and debt securities. State Street is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

VENTURE FUND INVESTMENT SUB-ADVISORY AGREEMENT -- STATE STREET

     State Street acts as investment sub-adviser to the Venture Fund under an Investment Sub-Advisory Agreement (the "State Street Agreement") with Advantus Capital dated May 1, 2000 and approved by shareholders of the Fund on April 17, 2000. An amendment to the State Street Agreement, adjusting the level of sub-advisory fees payable by Advantus Capital to State Street under such Agreement, was approved by the Board of Directors of the Fund on October 25, 2001. The State Street Agreement, as amended, was last approved for continuance by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the State Street Agreement or interested persons of any such party, on January 24, 2002. Prior to May 1, 2000 the Venture Fund was managed directly by Advantus Capital. The State Street Agreement will terminate automatically upon the termination of the Advisory Agreement and in the event of its assignment. In addition, the State Street Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the Venture Fund's outstanding voting securities on 60 days' written notice to State Street, and by State Street on 60 days' written notice to Advantus Capital. Unless sooner terminated, the State Street Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons or any party to the State Street Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     In payment for the investment sub-advisory services to be rendered by State Street to the Venture Fund, Advantus Capital pays to State Street a fee computed at an annual rate which is a percentage of the average daily net assets of the Fund. The fee is accrued daily and shall be based on the net asset value of all of the issued and outstanding shares of the Fund as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund. The fee is payable in arrears on the last day of each calendar month.

     The amount of such annual fee as applied to the average daily net assets of the Fund, is equal to .65% of the first $100 million of average daily net assets and .60% of average daily net assets in excess of $100 million. For purposes of calculating the breakpoint, the term "assets" includes all "small company value" assets sub-advised by State Street for Advantus Capital, in addition to the assets of the Fund. The aggregation of those assets for purposes of the breakpoint is calculated quarterly based upon the aggregate assets on March 31st, June 30th, September 30th and December 31st of each calendar year (or portion thereof) that the State Street agreement is effective.

ANNUAL APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

     At a meeting held on January 24, 2002, the Board of Directors of the Funds, including a majority of the Directors who are not "interested persons" (as defined under the Investment Company Act of 1940) of the Funds (the "Independent Directors"), approved the continuation of each Fund's investment advisory agreement with Advantus Capital for an additional one-year period. In connection with such approval, the directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of Advantus Capital's services provided to the Fund and Advantus Capital's experience and qualifications. In addition to quarterly evaluations of the Fund's investment performance relative to broad-based index and industry benchmarks and at least annual in person meetings with and presentations by each portfolio manager or managers for the Fund (including personnel from Advantus Capital and each sub-adviser), the Directors on January 24, 2002 reviewed and considered:

- analyses prepared and compiled by Advantus Capital (i) setting forth the Fund's advisory fee (as a percentage of assets) on a contractual and after-waiver basis (ii) comparing the Fund's contractual advisory fees with standard fee schedules for private (non-mutual fund) accounts managed by Advantus Capital and with the contractual fee schedules of other funds represented by Advantus Capital to be of comparable size and complexity (with a description of the bases upon which funds were selected for comparison), (iii) comparing the Fund's total returns with the Fund's benchmark index or indices and with such comparable funds (again, with a description of the bases upon which funds were selected for comparison);

- descriptions of brokerage allocation practices (including any soft dollar arrangements) and assurances that such practices and arrangements are accurately described in the Fund's registration statement;

- assurances that Advantus Capital and its personnel are in compliance with the Fund's codes of ethics, policies and procedures and exemptive orders and with applicable laws and regulations; and

- a report on Advantus Capital's profitability related to providing advisory services to the Fund after taking into account (i) advisory fees and any other benefits realized by Advantus Capital or any of its affiliates as a result of Advantus Capital's role as adviser to the Fund, and (ii) the direct and indirect expenses incurred by Advantus Capital in providing such advisory services to the Fund.

     After discussion, the Board of Directors concluded that Advantus Capital has the capabilities, resources and personnel necessary to manage each Fund. The Board of Directors also concluded that, based on the services that Advantus Capital would provide to each Fund under the Fund's investment advisory agreement and the expenses incurred by Advantus Capital in the performance of such services, the compensation to be paid to Advantus Capital is fair and equitable with respect to the Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it is in the best interests of each Fund to continue its investment advisory agreement with Advantus Capital for an additional one-year period.

     At the January 24, 2002 meeting, the Fund's Board of Directors, including a majority of the Independent Directors, also approved the continuation of the sub-advisory agreements between Advantus Capital and each of the following sub-advisers (with respect to the Portfolio set forth opposite the sub-adviser's name in the table below), each for an additional one-year period:


         SUB-ADVISER                                         FUND
         -----------                                         ----
         Credit Suisse Asset Management, LLC                 Enterprise Fund
         State Street Research & Management Company          Venture Fund


     In approving the continuation of the sub-advisory agreements, the Board of Directors considered the quality of the services being rendered by each sub-adviser, its investment management style, the experience and qualifications of each sub-adviser's personnel and the sub-adviser's fee structure. The Board of Directors also reviewed written reports provided by each sub-adviser, which contained, among other items:

- descriptions of brokerage allocation practices (including soft dollar arrangements, if any) and assurances that such practices and arrangements are accurately described in the Fund's registration statement; and

- assurances that the sub-adviser and its personnel are in compliance with the sub-adviser's code of ethics and with the laws and regulations that apply to its relationship as sub-adviser to the applicable Fund.

     Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of each of the foregoing Funds engaging a sub-adviser to continue its sub-advisory agreement for an additional one-year period.

CODE OF ETHICS

     Advantus Capital, Securian Financial and each of the Funds has adopted a Code of Ethics in accordance with the Investment Company Act of 1940 and the rules and regulations thereunder. The private investment activities of personnel covered by the Code of Ethics are restricted in accordance with the Code's provisions, but, subject to such provisions, personnel may invest in securities, including securities that may be purchased or held by the Funds.

Distribution Agreement

     Securian Financial acts as the underwriter of the Funds' shares. The Board of Directors of the Funds, on January 24, 2002, including a majority of the directors who are not parties to the contract, or interested persons of any such party, last approved the respective Fund's Distribution Agreement with Securian Financial (the "Distribution Agreements"), dated October 22, 1998 for Cornerstone Fund, Enterprise Fund, Horizon Fund, Index Fund and Venture Fund, and October 25, 2001 for Real Estate Securities Fund.

     During the fiscal period ended July 31, 2002, and the fiscal years ended September 30, 2001 and 2000 for Cornerstone, Enterprise and Horizon Funds, and the fiscal years ended July 31, 2002, 2001 and 2000 for Index Fund, Real Estate Securities Fund and Venture Fund, the commissions received by Securian Financial under the Distribution Agreements with respect to shares of all classes were as follows:


         Fund               2002          2001            2000
         ----               ----          ----            ----
     Cornerstone Fund                   $312,734        $345,082
     Enterprise Fund                     180,816         158,512
     Horizon Fund                        294,198         385,277
     Index Fund                           78,345         114,832
     Real Estate
      Securities Fund                      3,991          14,377
     Venture Fund                         30,384          58,191

     During the same period Securian Financial retained from these commissions the following amounts:

         Fund              2002           2001        2000
         ----              ----           ----        ----
     Cornerstone                        $ 5,298      $ 9,265
     Enterprise                           5,937        6,623
     Horizon                             15,958       33,780
     Index Fund                          12,524       13,503
     Real Estate
      Securities Fund                      -783           72
     Venture Fund                         6,975        1,254

     The remainder of these commissions was paid to registered representatives of Securian Financial or to broker-dealers who have selling agreements with Securian Financial.

     Each Distribution Agreement may be terminated by the respective Fund or Securian Financial at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Distribution Agreement for the respective Fund shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     The Distribution Agreements require Securian Financial to pay all advertising and promotional expenses in connection with the distribution of the Funds' shares including paying for Prospectuses and Statements of Additional Information (if any) for new shareholders, shareholder reports for new shareholders, and the costs of sales literature.

     In the Distribution Agreements, Securian Financial undertakes to indemnify the Funds against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Funds in any way arising out of or in connection with the sale or distribution of the Funds' shares, except to the extent that such liability is the result of information which was obtainable by Securian Financial only from persons affiliated with the Funds but not with Securian Financial.

PAYMENT OF CERTAIN DISTRIBUTION EXPENSES OF THE FUNDS

     Each of the Funds except Real Estate Securities Fund has adopted separate Plans of Distribution applicable to Class A shares, Class B shares and Class
C shares, respectively, relating to the payment of certain distribution and/or shareholder servicing expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. Real Estate Securities Fund has two classes of shares (Class A and Class B) and each class has also adopted a Plan of Distribution pursuant to Rule 12b-1. Each of the Funds, pursuant to its Plan of Distribution, pays fees to Securian Financial which equal, on an annual basis, a percentage of the Fund's average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively, as set forth in the following table:


                                   Rule 12b-1 Fee as Percentage
                            of Average Daily Net Assets Attributable to
                            --------------------------------------------
         Fund         Class A Shares       Class B Shares      Class C Shares
         ----         --------------       --------------      --------------
     Cornerstone Fund      0.25%                1.00%               1.00%
     Enterprise Fund       0.25%                1.00%               1.00%
     Horizon Fund          0.25%                1.00%               1.00%
     Index Fund            0.25%                1.00%               1.00%
     Real Estate
      Securities Fund      0.25%                1.00%                n/a
     Venture Fund          0.25%                1.00%               1.00%

     Such fees are used for distribution-related services for Class B and C shares of the Funds and for servicing of shareholder accounts in connection with Class A, B and C shares in each of the Funds.

     A portion of the Rule 12b-1 fees payable with respect to Class B and Class C shares of the Funds equal to .75% of the average daily net assets attributable to such Class B and Class C shares, constitute distribution fees designed to compensate Securian Financial for advertising, marketing and distributing the shares of the Funds.

     The distribution fees paid by each of the Funds may be used by Securian Financial for the purpose of financing any activity which is primarily intended to result in the sale of shares of the particular Fund. For example, such distribution fee may be used by Securian Financial: (a) to compensate broker-dealers, including Securian Financial and its registered representatives, for their sale of a Fund's shares, including the implementation of the programs described below with respect to broker-dealers, banks, and other financial institutions; and (b) to pay other advertising and promotional expenses in connection with the distribution of a Fund's shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices (including overhead expenses) provided jointly by Securian Financial and any affiliate thereof; and compensation paid to and expenses incurred by officers, employees or representatives of Securian Financial or of other broker-dealers, banks, or financial institutions.

     All of the 12b-1 fees payable with respect to each Fund's Class A shares and a portion of the Rule 12b-1 fee payable with respect to Class B and Class C shares of each Fund, equal to .25% of the average daily net assets attributable to such Class A, B and Class C shares, constitutes a shareholder servicing fee designed to compensate Securian Financial for the provision of certain services to the holders of Class A, B and Class C shares.

     Amounts expended by the Funds under the Plans are expected to be used for the implementation by Securian Financial of a dealer incentive program. Pursuant to the program, Securian Financial may provide compensation to investment dealers for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers and for the provision of administrative support services to customers who directly or beneficially own shares of the Funds. The distribution assistance and administrative support services rendered by dealers may include, but are not limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designation and addresses, and in enrolling into the pre-authorized check plan or systematic withdrawal plan; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares and providing such other information and services as the Funds or the customer may reasonably request. Such fees for servicing customer accounts would be in addition to the portion of the sales charge received or to be received by dealers which sell shares of the Funds.

     Securian Financial may also provide compensation to certain institutions such as banks ("Service Organizations") which have purchased shares of the Funds for the accounts of their clients, or which have made the Funds' shares available for purchase by their clients, and/or which provide continuing service to such clients. Applicable laws may prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, Securian Financial, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing servicing of such shareholders would be sought. In such event changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

     In addition, the Plan contains, among other things, provisions complying with the requirements of Rule 12b-1 discussed below. In particular, each Plan provides that (1) the Plan will not take effect until it has been approved by a vote of a majority of the outstanding voting securities of the Fund, and by a majority vote of both the full board of directors of the Fund and those directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to it (the Independent Directors), (2) the Plan will continue in effect from one year to another so long as its continuance is specifically approved annually by a majority vote of both the full board of directors and the Independent Directors, (3) the Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund,
(4) the Plan may not be amended to increase materially the amount of the fees payable thereunder unless the amendment is approved by a vote of a majority of the outstanding voting securities of the Fund, and all material amendments must be approved by a majority vote of both the full board of directors and the Independent Directors, (5) while the Plan is in effect, the selection and nomination of any new Independent Directors is committed to the discretion of the Independent Directors then in office, and (6) the Fund's underwriter will prepare and furnish to the board of directors, and the board of directors will review, at least quarterly, written reports which set forth the amounts expended under the Plan and the purposes for which those expenditures were made.

Rule 12b-1(b) provides that any payments made by an investment company in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the board of directors and of the directors who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the investment company pursuant to the plan or any related agreement shall provide to the investment company's board of directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the board of directors of the investment company who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the investment company. Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the investment company may rely upon Rule 12b-1(b) only if selection and nomination of the investment company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the investment company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the investment company and its shareholders. At the Board of Directors meeting held January 24, 2002, the directors of the Funds so concluded.

     During the fiscal period ended July 31, 2002, each Fund made payments under its Plans of Distribution applicable to Class A, Class B and Class C Shares as set forth below (distribution fees waived by Securian Financial, if any, are shown in parentheses).


         Fund                                   Class A             Class B    Class C
         ----                                   -------             -------    -------
     Cornerstone Fund
     Enterprise Fund
     Horizon Fund
     Index 500 Fund
     Real Estate Securities Fund                                       N/A       N/A
     Venture Fund

     The Plans of Distribution could be construed as "compensation plans" because Securian Financial is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. Under a compensation plan, the fee to the distributor is not directly tied to distribution expenses actually incurred by the distributor, thereby permitting the distributor to receive a profit if amounts received exceed expenses. Securian Financial may spend more or less for the distribution and promotion of the Funds' shares than it receives as distribution fees pursuant to the Plans. However, to the extent fees received exceed expenses, including indirect expense such as overhead, Securian Financial could be said to have received a profit.

TRANSFER AGENT AND ADMINISTRATIVE SERVICES

         Each of the Funds pays its own transfer agent expenses. The Funds' transfer agent is PFPC Inc. ("PFPC").

         In addition, separate from the investment advisory agreement, each of the Funds has entered into an agreement with Minnesota Life under which Minnesota Life provides (i) accounting, legal and other administrative services and (ii) shareholder servicing to the Funds. Minnesota Life currently provides accounting, legal and other administrative services to the Funds at a monthly cost of $6,200 per Fund other than Real Estate Securities Fund, and $5,100 for Real Estate Securities Fund. During the fiscal period ended July 31, 2002, each Fund paid the following amounts for such administrative services:



                  Fund                                              Amount
                  ----                                              ------
                  Cornerstone Fund
                  Enterprise Fund
                  Horizon Fund
                  Index Fund                                         74,400
                  Real Estate Securities Fund                        61,200
                  Venture Fund                                       74,400


     Minnesota Life currently provides shareholder servicing to each Fund at a cost of $7 per shareholder account per year.

                 PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     In a number of security transactions, it is possible for the Funds to deal in the over-the-counter security markets (including the so-called "third market" which is the "over-the-counter" market for securities listed on the New York Stock Exchange) without the payment of brokerage commissions but at net prices including a spread or markup; the Funds trade in this manner whenever the net price appears advantageous.

     Advantus Capital, or a Fund's sub-adviser, selects and (where applicable) negotiates commissions with the brokers who execute the transactions for the Funds. During the fiscal period ended July 31, 2002, and the fiscal years ended September 30, 2001 and 2000 for Cornerstone, Enterprise and Horizon Funds, and the fiscal years ended July 31, 2002, 2001 and 2000 for Index, Real Estate Securities and Venture Funds, brokerage commissions paid were:


         Fund                           2002        2001         2000
         ----                           ----        ----         ----
     Cornerstone Fund                              $335,867      $405,041
     Enterprise Fund                                 61,217       112,916
     Horizon Fund                                   128,104       123,143
     Index Fund                                       7,794        26,239
     Real Estate Securities Fund                    114,505        57,451
     Venture Fund                                   224,490       124,323


ADVANTUS CAPITAL'S BROKERAGE PRACTICES

     The primary criteria for the selection of a broker is the ability of the broker, in the opinion of Advantus Capital, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, Advantus Capital considers whether such broker provides brokerage and research services (as defined in the Securities Exchange Act of 1934), and generally the Funds pay higher than the lowest commission rates available. Advantus Capital may direct Fund transactions to brokers who furnish research services to Advantus Capital. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analysis and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for Advantus Capital, the Funds enable Advantus Capital to supplement its own investment research activities and allows Advantus Capital to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Funds. To the extent such commissions are directed to these other brokers who furnish research services to Advantus Capital, Advantus Capital receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these commissions.

     There is no formula for the allocation by Advantus Capital of the Funds' brokerage business to any broker-dealer for brokerage and research services. However, Advantus Capital will authorize a Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or Advantus Capital's overall responsibilities with respect to the accounts as to which it exercises investment discretion. During the fiscal period ended July 31, 2002, the Funds directed transactions to brokers because of research services they provided, and paid commissions in connection with such transactions, in the aggregate amounts set forth below:

                           Aggregate Transactions         Commissions Paid on
         Fund              Directed for Research          Directed Transaction
         ----              ---------------------          --------------------
     Cornerstone Fund
     Enterprise Fund
     Horizon Fund
     Index Fund
     Real Estate
     Securities Fund
     Venture Fund



     Advantus Capital believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefit accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.


     The same security may be suitable for one or more of the Funds and the other funds or private accounts managed by Advantus Capital or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by one Fund and other Funds or accounts may have a detrimental effect on that Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable by the Fund.

     Consistent with achieving best execution, a Fund may participate in so-called "directed brokerage" or "commission recapture" programs, under which brokers (or dealers) used by the Fund remit a portion of brokerage commissions (or credits on fixed income transactions) to the particular Fund from which they were generated. Subject to oversight by the Fund's Board of Directors, either Advantus Capital or the sub-adviser, if any, is responsible for the selection of brokers or dealers and for ensuring that a Fund receives best price and execution in connection with its portfolio brokerage transactions. Participation in such programs may increase returns to the Fund.

     Although the rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered by the investment company as a factor in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, executed through dealers who sell shares of Funds in the Advantus Funds complex or who agree to transmit a portion of the brokerage commissions on transactions executed by them to broker/dealers who sell Fund shares.

     The Funds will not execute portfolio transactions through any affiliate, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds. In the event any transactions are executed on an agency basis, Advantus Capital will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of Advantus Capital with respect to the Funds as to which it exercises investment discretion. If the Funds execute any transactions on an agency basis, they will generally pay higher than the lowest commission rates available.

     In determining the commissions to be paid to an affiliated broker-dealer, it is the policy of the Funds that such commissions will, in the judgment of Advantus Capital, subject to review by the Fund's Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

     Information regarding the acquisition by the Funds during the fiscal period ended July 31, 2002, of securities of the Funds' regular brokers or dealers, or the parents of those brokers or dealers that derive more than 15 percent of their gross revenue from securities-related activities, is presented below:

                                                            Approximate
                                                        Value of Securities
                                                          Owned at End of
         Fund          Name of Issuer                      Fiscal Period
         ----          --------------                      -------------
     Cornerstone Fund
     Enterprise Fund
     Horizon Fund
     Index Fund
       Lehman Brothers Holdings, Inc.
       Merrill Lynch & Co. Inc.
       Charles Schwab
       Citigroup, Inc.
       Morgan Stanley Dean Witter
     Real Estate
     Securities Fund        --                                   --
     Venture Fund      -----                                   -----


SUB-ADVISERS' BROKERAGE PRACTICES

     CSAM, investment sub-adviser to the Enterprise Fund, and State Street, investment sub-adviser to the Venture Fund, each intends to follow the same brokerage practices as those described above for Advantus Capital.

                           CALCULATION OF PERFORMANCE DATA
     Advertisements and other sales literature for the Funds may refer to "yield," "average annual total return" and "cumulative total return." Performance quotations are computed separately for each class of shares of the Funds.

     YIELD. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                              a-b     6
               YIELD  =  2[( ----- +1) -1]
                              cd

     Where:    a    =    dividends and interest earned during the period;

               b    =    expenses accrued for the period (net of
                         reimbursements);

               c    =    the average daily number of shares outstanding during
                         the period that were entitled to receive dividends; and

               d    =    the maximum offering price per share on the last day of
                         the period.

     The yield on investments in each of the Funds for the 30-day period ended July 31, 2002 was as set forth in the table below. The Funds' investment adviser and distributor were voluntarily absorbing and waiving certain expenses of certain of the Funds during that period. If such Funds had been charged for these expenses the yield on investments for the same period would have been lower, as also shown in the table below in parentheses.


                                        Yield
                                        -------
        Fund               Class A                 Class B               Class C
        ----               -------                 -------               -------
     Cornerstone Fund
     Enterprise Fund
     Horizon Fund
     Index Fund
     Real Estate
     Securities Fund
     Venture Fund

     AVERAGE ANNUAL TOTAL RETURN. Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     n
               P(1+T)    =    ERV

     Where:    P         =    a hypothetical initial payment of $1,000;

               T         =    average annual total return;

               n         =    number of years; and

               ERV       =    ending redeemable value at the end of the period
                              of a hypothetical $1,000 payment made at the beginning of such period.

     The average annual total return on investments in each of the Funds for the periods indicated ending July 31, 2002, were as set forth in the table below. Average annual total returns quoted assume that the Class A maximum initial sales charge of 5.5% was in effect at the beginning of each period shown.
The maximum initial sales charge was 5.0% prior to February 1, 1999. The
Funds' investment adviser and distributor were voluntarily absorbing and waiving certain expenses of certain of the Funds during these periods. If such Funds had been charged for these expenses the average annual total returns for the same periods would have been lower, as also shown in the table below in parentheses.


                                                                         1 YEAR
                                                                         ------
FUND                                         CLASS A                   CLASS B                   CLASS C
----                                         -------                   -------                   -------
Cornerstone Fund
Enterprise Fund
Horizon Fund
Index Fund
Real Estate Securities Fund
Venture Fund

                                                                  SINCE INCEPTION
                                                                  ---------------
FUND                                         CLASS A                   CLASS B                   CLASS C
----                                         -------                   -------                   -------
Cornerstone Fund(1)
Enterprise Fund(1)
Horizon Fund(2)
Index Fund(3)
Real Estate Securities Fund(4)
Venture Fund(3)
---------------


(1)      Class A and Class B Inception was September 16, 1994.
         Class C Inception was March 1, 1995.
(2)      Class A Inception was May 3, 1985.
         Class B Inception was August 19, 1994.
         Class C Inception was March 1, 1995.
(3)      Class A, Class B and Class C inception was January 31, 1997.
(4)      Class A inception date was February 25, 1999.
         Class B inception date was November 30, 2001.

         CUMULATIVE TOTAL RETURN. Cumulative total return figures are computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                      ERV-P
                  CTR      =        ( ----- )100
                                        P

Where    :        CTR      =        cumulative total return;

                  ERV      =        ending redeemable value at the end of
                                    the period of a hypothetical $1,000
                                    payment made at the beginning of such
                                    period; and

                  P        =        initial payment of $1,000.

     The cumulative total return on investments in each of the Funds for the period indicated ended July 31, 2002, was as set forth in the table below. The cumulative total returns quoted assume that the Class A maximum initial sales charge of 5.5% was in effect at the inception of Class A shares. The maximum initial sales charge was 5.0% prior to February 1, 1999. The Funds' investment adviser and distributor were voluntarily absorbing certain expenses of certain of the Funds during these periods. If such Funds had been charged for these expenses the cumulative total return for the same periods would have been lower, as also shown in the table below in parentheses.


                                                               CUMULATIVE TOTAL RETURN
                                                               -----------------------
FUND                                         CLASS A                   CLASS B                   CLASS C
----                                         -------                   -------                   -------
Cornerstone Fund(1)
Enterprise Fund(1)
Horizon Fund(2)
Index Fund(3)
Real Estate Securities Fund(4)
Venture Fund(3)

---------------

(1) Class A and Class B Inception was September 16, 1994.
    Class C Inception was March 1, 1995.
(2) Class A Inception was May 3, 1985.
    Class B Inception was August 19, 1994.
    Class C Inception was March 1, 1995.
(3) Class A, Class B and Class C inception date was January 31, 1997.
(4) Class A inception date was February 25, 1999.
    Class B inception date was November 30, 2001.

     The calculations for both average annual total return and cumulative total return deduct the maximum sales charge from the initial hypothetical $1,000 investment, assume all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and include all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

     Such average annual total return and cumulative total return figures may also be accompanied by average annual total return and cumulative total return figures, for the same or other periods, which do not reflect the deduction of any sales charges.

                       CAPITAL STOCK AND OWNERSHIP OF SHARES

     Each Fund's shares of common stock, and each class thereof, have a par value $.01 per share, and have equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

     Each of the Funds has 10 billion authorized shares of common stock and has designated 2 billion authorized shares as Class A shares and 2 billion authorized shares as Class B shares. Each of the Funds other than Real Estate Securities Fund has also designated 2 billion authorized shares as Class C shares. The Funds have the number of shares outstanding as of July 31, 2002, as set forth below.


                          Shares Outstanding at July 31, 2002
                          -----------------------------------
          Fund              Class A           Class B             Class C
          ----              -------           -------             -------
     Cornerstone Fund
     Enterprise Fund
     Horizon Fund
     Index Fund
     Real Estate
     Securities Fund                                                  N/A
     Venture Fund


     As of July 31, 2002, no person held of record, to the knowledge of the respective Funds, or owned more than 5% of the outstanding shares of any of the Funds, except as set forth in the following table:


                                             Number of
     Name and Address of Shareholder          Shares           Percentage
     -------------------------------          ------           ----------
     Cornerstone Fund
        Minnesota Life and affiliates
     Enterprise Fund
        Minnesota Life and affiliates
     Horizon Fund
        Minnesota Life and affiliates
     Index Fund
        Minnesota Life and affiliates*

     Real Estate Securities Fund
        Minnesota Life and affiliates*

     Venture Fund
        Minnesota Life and affiliates*

*  400 Robert Street North, St. Paul, Minnesota 55101.

                                 HOW TO BUY SHARES

     Each Fund's shares may be purchased at the public offering price from Securian Financial, and from certain other broker-dealers. Securian Financial reserves the right to reject any purchase order. Shares of the Funds may be purchased at a price equal to their respective net asset value.

     Certificates representing shares purchased are not currently issued. However, shareholders will receive written confirmation of their purchases. Shareholders will have the same rights of ownership with respect to such shares as if certificates had been issued. SHAREHOLDERS WHO HOLD PREVIOUSLY ISSUED CERTIFICATES REPRESENTING ANY OF THEIR SHARES WILL NOT BE ALLOWED TO REDEEM SUCH CERTIFICATED SHARES BY TELEPHONE.

ALTERNATIVE PURCHASE ARRANGEMENTS

     Real Estate Securities Fund offers investors the choice between two classes of shares (Class A and Class B). The other Funds offer investors the choice among three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. For a detailed discussion of these alternative purchase arrangements see "Sales Charges" below.

     The decision as to which class of shares provides a more suitable investment for an investor may depend on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for a waiver of initial sales charges should purchase Class A shares. Other investors should consider Class B or Class C shares because all of the purchase price is invested immediately. Investors who expect to hold shares for relatively shorter periods of time may prefer Class C shares because such shares may be redeemed at any time without payment of a contingent deferred sales charge. Investors who expect to hold shares longer, however, may choose Class B shares because such shares convert to Class A shares sooner than do Class C shares and thus pay the higher Rule 12b-1 fee for a shorter period.

     Purchase orders for $1,000,000 or more will be accepted for Class A shares only and are not subject to a sales charge at the time of purchase, but a deferred sales charge will be imposed if such shares are sold within one year after the date of purchase. Orders for Class B or Class C shares for $1,000,000 or more will be treated as orders for Class A shares or declined.

PURCHASE BY CHECK

     New investors may purchase shares of the Funds by completing an account application and sending it, together with a check payable to the Fund, directly to PFPC, the Funds' transfer agent, at Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-9767. Additional purchases may be made at any time by mailing a check, payable to the Fund, to the same address. Checks for additional purchases should be identified with the appropriate account number. Purchase orders may also be submitted through Securian Financial or other broker-dealers authorized to sell shares of the Fund. Purchases by check or bank draft are not available for redemption until 10 business days after the date of purchase.

PURCHASE BY WIRE

     Shares may also be purchased by Federal Reserve or bank wire. This method will result in a more rapid investment in shares of the Funds. Before wiring any funds, contact Minnesota Life, through its Advantus Shareholder Services division, at 1-800-665-6005 for instructions. Promptly after making an initial purchase by wire, an investor should complete an account application and mail it to Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-9767.

     Subsequent purchases may be made in the same manner. Wire purchases normally take two or more hours to complete, and to be accepted the same day must be received by 3:00 p.m. (Central time). Banks may charge a fee for transmitting funds by wire.

PURCHASE BY INTERNET

Existing Advantus Funds shareholders may also purchase shares via the Internet, once they have established on-line authorization. Please contact Advantus Shareholder Services at (800) 665-6005 for information on how to establish your account.

TIMING OF PURCHASE ORDERS

     An order in proper form for the purchase of shares of a Fund received by the Fund prior to the close of normal trading on the New York Stock Exchange ("NYSE"), which is generally 3:00 p.m. Central Time, will be effected at the price next determined on the date received by PFPC. Orders received after the close of the NYSE will be effected at the price next determined on the next business day.

MINIMUM INVESTMENTS

     A minimum initial investment of $1,000 is required, except that $500 is the minimum initial investment required to open a qualified account or an account in which investments of not less than $50 are being made under an automatic investment plan ($25 for an automatic investment plan established prior to December 2, 2002). The minimum amount required for a subsequent investment in all types of accounts is $50.

PUBLIC OFFERING PRICE

     The public offering price of the Fund will be the net asset value per share of the Fund next determined after an order is received and becomes effective, plus the applicable sales charge, if any. The net asset value per share of each class is determined by dividing the value of the securities, cash and other assets (including dividends accrued but not collected) of the Fund attributable to such class less all liabilities (including accrued expenses but excluding capital and surplus) attributable to such class, by the total number of shares of such class outstanding.

     The net asset value of the shares of the Fund is determined as of the close of normal trading on the New York Stock Exchange (as of the date of this Statement of Additional Information the primary close of trading is 3:00 p.m. (Central time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of Fund shares, (ii) days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

     Securities, including put and call options, which are traded over-the-counter and on a national exchange will be valued according to the broadest and most representative market. A security which is only listed or traded on an exchange, or for which an exchange is the most representative market, is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the day of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or in the absence of such a price, the most recent quoted bid price. All other securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Board of Directors. Other assets also are valued at fair value as determined in good faith by the Board of Directors. However, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities are valued daily at market.

                                   SALES CHARGES

CLASS A SHARES

     The public offering price of Class A shares of each Fund is the net asset value of the Fund's shares plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. Securian Financial receives all applicable sales charges. The Fund receives the net asset value. The current sales charges are:

                                       Sales Charge as a
                                         Percentage of:
                                                             Net       Amount Paid to Broker-
                                        Offering            Amount    Dealers as a Percentage of
  Value of Total Investment              Price             Invested        Offering Price:
  -------------------------              -----             --------        ---------------
Less than $50,000                         5.5%               5.82%               4.75%
$50,000 but less than $100,000            4.5                4.71                3.75
$100,000 but less than $250,000           3.5                3.63                2.75
$250,000 but less than $500,000           2.5                2.56                2.00
$500,000 but less than $1,000,000         2.0                2.04                1.50
$1,000,000 and over (1)                     0                   0                1.00

(1) A FESC will not be assessed for purchases of Class A shares of at least $1 million, but a contingent deferred sales charge of 1.00% will be imposed if such shares are sold within one year after the date of purchase.


     The sales charge applicable to an initial investment in the Fund depends on the offering price of the investment. The sales charge applicable to subsequent investments, however, depends on the offering price of that investment plus the current net asset value of the investor's previous investments in the Fund. For example, if an investor makes an initial investment in Class A shares of Venture Fund with an offering price of $40,000 the investor will pay a sales charge equal to 5.5% of the $40,000 investment, but if an investor already owns Class A shares of Venture Fund with a current net asset value of $40,000 and invests in additional Class A shares of Horizon Fund with an offering price of $10,000 the investor will pay a sales charge equal to 4.5% of the additional $10,000 since the total investment in the Fund would then be $50,000.

CLASS B SHARES

     Class B shares of each Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a contingent deferred sales charge ("CDSC") of up to 5% will be imposed if shares are redeemed within six years of purchase. For additional information, see "Redemptions" below. Class B shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The amount of the CDSC will depend on the number of years since the purchase was made, the amount of shares originally purchased and the dollar amount being redeemed. The amount of the applicable CDSC and the holding period prior to conversion are determined in accordance with the following table:

                                                                                                  Shares Convert
                                                                                                  to Class A in
                                                   CDSC Applicable in Year                          the Month
                                                   -----------------------                            After
   Shares Purchased in an Amount      1         2         3         4         5         6         Expiration of
   -----------------------------      -         -         -         -         -         -         -------------
Less than $50,000                    5.0%      4.5%      3.5%      2.5%      1.5%      1.5%         84 months
$50,000 but less than $100,000       4.5       3.5       2.5       1.5       1.5         0          76 months
$100,000 but less than $250,000      3.5       2.5       1.5       1.5         0         0          60 months
$250,000 but less than $500,000      2.5       1.5       1.5         0         0         0          44 months
$500,000 but less than $1,000,000    1.5       1.5         0         0         0         0          28 months

     Proceeds from the CDSC are paid to Securian Financial and are used to defray expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker-dealers, and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge, Securian Financial pays a sales commission to broker-dealers, and to registered representatives of Securian Financial, who sell Class B shares. The amount of this commission may differ from the amount of the commission paid in connection with sales of Class A shares. The higher Rule 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. Securian Financial pays other broker-dealers for the sale of Class B shares in accordance with the following schedule:

                                             Amount Paid to Broker-Dealers as a
  Shares Purchased in an Amount                Percentage of Offering Price:
  -----------------------------                -----------------------------
Less than $50,000                                           4.17%
$50,000 but less than $100,000                              3.75
$100,000 but less than $250,000                             2.92
$250,000 but less than $500,000                             2.08
$500,000 but less than $1,000,000                           1.25

CONVERSION FEATURE. On the fifteenth day of the month (or, if different, the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Advantus Multiple Class Funds will convert into Class A shares based on the time of the initial purchase. Purchased Class B shares ("Purchased B Shares") will convert after the specified number of months following the purchase date. All Class B shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment B Shares") will be held in a separate sub-account. Each time any Purchased B Shares convert to Class A shares, a PRO RATA portion (based on the ratio that the total converting Purchased B Shares bears to the shareholder's total converting and non-converting Purchased B Shares immediately prior to the conversion) of the Reinvestment B Shares then in the sub-account will also convert to Class A shares.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended, and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES

     Class C shares of Venture Fund and Index Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. Unlike Class B shares, however, no CDSC is imposed when Class C shares are redeemed. Class C shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class C shares are subject to higher Rule 12b-1 fees (as described below), and are subject to such higher fees for a longer period than are Class B shares because of a longer holding period prior to conversion. The applicable holding period prior to conversion is determined in accordance with the following table:

                                                         Shares Convert to
                                                          Class A in the
                                                            Month After
  Shares Purchased in an Amount                            Expiration of
  -----------------------------                            -------------
Less than $50,000                                           96 months
$50,000 but less than $100,000                              88 months
$100,000 but less than $250,000                             72 months
$250,000 but less than $500,000                             56 months
$500,000 but less than $1,000,000                           40 months

     The longer period during which the Rule 12b-1 fee is charged enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase and without imposing a CDSC at redemption. Securian Financial does not pay a sales commission to broker-dealers, or to registered representatives of Securian Financial, who sell Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares.

     CONVERSION FEATURE. On the fifteenth day of the month (or, if different, the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class C shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class C shares acquired by exchange from Class C shares of another Advantus Multiple Class Fund will convert into Class A shares based on the time of the initial purchase. Purchased Class C shares ("Purchased C Shares") will convert after the specified number of months following the purchase date. All Class C shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment C Shares") will be held in a separate sub-account. Each time any Purchased C Shares convert to Class A shares, a pro rata portion (based on the ratio that the total converting Purchased C Shares bears to the shareholder's total converting and non-converting Purchased C Shares immediately prior to the conversion) of the Reinvestment C Shares then in the sub-account will also convert to Class A shares.

     The conversion of Class C shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended, and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class C shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class C shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

OTHER PAYMENTS TO BROKER-DEALERS

     Broker-dealers selling Class A, Class B and Class C shares of the Funds will receive a shareholder servicing fee (Rule 12b-1 fee) equal, on an annual basis, to .25% of the net asset values attributable to Class A, Class B and Class C shares. Shareholder servicing fees attributable to Class A shares are paid quarterly in arrears beginning with the end of the first quarter after the sale of the shares to which such fees are attributable. Shareholder servicing fees attributable to Class B and Class C shares are paid quarterly in arrears beginning with the second year after the sale of the shares to which such fees are attributable (i.e., the first payment is at the end of the fifteenth month). Rule 12b-1 distribution fees will also be paid quarterly in arrears to broker-dealers selling Class C shares equal, on an annual basis, to .75% of the net asset values attributable to such Class C shares.

                     NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The method for determining the public offering price and net asset value per share is summarized in the Prospectus in the text following the heading "Buying and Selling Shares."

     The portfolio securities in which the Funds invest fluctuate in value, and hence the net asset value per share of each Fund also fluctuates.

     On July 31, 2002 the net asset value and public offering price per share for Class A, Class B and Class C shares of each of the Funds were calculated as set forth below.

                                CORNERSTONE FUND

CLASS A SHARES

    Net Assets (            )             =    Net Asset Value Per Share (   )
--------------------------------
    Shares outstanding (       )

         To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

         $        =        Public Offering Price Per Share ($13.33)
         ------
         .945(1)

CLASS B SHARES

    Net Assets ($         )              =    Net Asset Value and Public
--------------------------------              Offering Price Per Share ($     )
    Shares outstanding (        )

CLASS C SHARES

    Net Assets ($       )                =    Net Asset Value and Public
--------------------------------              Offering Price Per Share ($     )
    Shares outstanding (      )

                                 ENTERPRISE FUND

CLASS A SHARES

    Net Assets ($          )             =    Net Asset Value Per Share ($    )
--------------------------------
    Shares outstanding (          )

         To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

         $        =        Public Offering Price Per Share ($    )
         -----
         .945(1)

CLASS B SHARES

    Net Assets ($         )              =    Net Asset Value and Public
--------------------------------              Offering Price Per Share ($    )
    Shares outstanding (       )

CLASS C SHARES

    Net Assets ($       )                =    Net Asset Value and Public
--------------------------------              Offering Price Per Share ($    )
    Shares outstanding (      )

                                  HORIZON FUND

CLASS A SHARES

    Net Assets ($          )             =    Net Asset Value Per Share ($     )
--------------------------------
    Shares outstanding (          )

         To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

         $        =        Public Offering Price Per Share ($     )
         ------
         .945(1)

CLASS B SHARES

    Net Assets ($          )             =    Net Asset Value and Public
--------------------------------              Offering Price Per Share ($     )
    Shares outstanding (        )

CLASS C SHARES

    Net Assets ($       )                =    Net Asset Value and Public
--------------------------------              Offering Price Per Share ($     )
    Shares outstanding (      )

                                  INDEX FUND

CLASS A SHARES

   Net Assets ($)                        =    Net Asset Value Per Share ($    )
--------------------------------
Shares outstanding ()

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

         $         =  Public Offering Price Per Share ($)
         ------
         .945 (1)

CLASS B SHARES

   Net Assets ($)                        =    Net Asset Value and Public
--------------------------------              Offering Price Per Share ($)
Shares outstanding ()

CLASS C SHARES

  Net Assets ($)                         =    Net Asset Value and Public
--------------------------------              Offering Price Per Share ($)
Shares outstanding ()

                        REAL ESTATE SECURITIES FUND

CLASS A SHARES

   Net Assets ($)                        =    Net Asset Value Per Share ($)
--------------------------------
Shares outstanding ()

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

         $        =  Public Offering Price Per Share ($12.35)
         ------
         .945

CLASS B SHARES

    NET ASSETS ($          )             =    Net Asset Value and Public
--------------------------------              Offering Price Per Share ($      )
    Shares outstanding (          )

                                    VENTURE FUND

CLASS A SHARES

    Net Assets ($)                       =    Net Asset Value Per Share ($)
--------------------------------
Shares outstanding ()

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

         $        =  Public Offering Price Per Share ($)
         ------
         .945 (1)

CLASS B SHARES

   Net Assets ($)                        =    Net Asset Value and Public
--------------------------------              Offering Price Per Share ($)
Shares outstanding ()

CLASS C SHARES

   Net Assets ($)                        =    Net Asset Value and Public
--------------------------------              Offering Price Per Share ($)
Shares outstanding ()


------------

(1)  Effective February 1, 1999, the maximum FESC was increased to 5.5%.

                                REDUCED SALES CHARGES

     Special purchase plans are enumerated in the text of the Funds' Prospectus under "Buying and Selling Shares - Reducing Sales Charges" and are fully described below.

RIGHT OF ACCUMULATION-CUMULATIVE PURCHASE DISCOUNT

     The front end sales charge and contingent deferred sales charge applicable to each purchase of Class A shares and Class B shares, respectively, of the Funds is based on the next computed net asset value of all Class A, Class B and Class C shares of such Funds held by the shareholder (including dividends reinvested and capital gains distributions accepted in shares), plus the cost of all Class A, Class B and Class C shares of such Funds currently being purchased. It is the obligation of each shareholder desiring this discount in sales charge to notify Securian Financial, through his or her dealer or otherwise, that he or she is entitled to the discount.

LETTER OF INTENT

     The applicable sales charge for purchases of Class A shares is based on total purchases over a 13-month period where there is an initial purchase equal to or exceeding $1,000, accompanied by filing with Securian Financial a signed "Letter of Intent" form to purchase, and by in fact purchasing not less than $50,000 of shares in one of the Funds within that time. The 13-month period is measured from the date the Letter of Intent is approved by Securian Financial, or at the purchaser's option, it may be made retroactive 90 days, in which case Securian Financial will make appropriate adjustments on purchases during the 90-day period.

     In computing the total amount purchased for purposes of determining the applicable sales charge, the net asset value of Class A, Class B and Class
C shares currently held in all Advantus Multiple Class Funds, on the date of the first purchase under the Letter of Intent, may be used as a credit toward Fund shares to be purchased under the Letter of Intent. Class A, Class B and Class C shares of all the Advantus Multiple Class Funds may also be included in the purchases during the 13-month period.

     The Letter of Intent includes a provision for payment of additional applicable Class A sales charges at the end of the period in the event the investor fails to purchase the amount indicated. This is accomplished by holding 5.5% of the investor's initial purchase in escrow. If the investor's purchases equal those specified in the Letter of Intent, the escrow is released. If the purchases do not equal those specified in the Letter of Intent, he or she may remit to Securian Financial an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to Securian Financial on a timely basis, Securian Financial will redeem the appropriate number of shares, and then release or deliver any remaining shares in the escrow account. The Letter of Intent is not a binding obligation on the part of the investor to purchase, or the respective Fund to sell, the full amount indicated. Nevertheless, the Letter of Intent should be read carefully before it is signed.

COMBINING PURCHASES

     With respect to each of the Advantus Multiple Class Funds, purchases of Class A, Class B and Class C shares for any other account of the investor, or such person's spouse or minor children, or purchases on behalf of participants in a tax-qualified retirement plan may be treated as purchases by a single investor for purposes of determining the availability of a reduced sales charge.

GROUP PURCHASES

     An individual who is a member of a qualified group may also purchase shares of the Advantus Multiple Class Funds at the reduced sales charge applicable to the group taken as a whole. The sales charge is calculated by taking into account not only the dollar amount of the Class A, Class B and Class C shares of the Funds being purchased by the individual member, but also the aggregate dollar value of such Class A, Class B and Class C shares previously purchased and currently held by other members of the group. Members of a qualified group may not be eligible for a Letter of Intent.

     A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and (iii) satisfies uniform criteria which enable Securian Financial to realize economies of scale in distributing such shares. A qualified group must have more than ten members, must be available to arrange for group meetings between representatives of Securian Financial, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to Securian Financial, and must seek, upon request, to arrange for payroll deduction or other bulk transmission of investments to the Funds.


WAIVER OF SALES CHARGES FOR CERTAIN SALES OF CLASS A SHARES

         Directors and officers of Advantus Capital, CSAM (with respect to Enterprise Fund only), State Street (with respect to Venture Fund only), Securian Financial, the Funds, Minnesota Life, or any of Minnesota Life's other affiliated companies, and their full-time and part-time employees, sales representatives and retirees, any trust, pension, profit-sharing, or other benefit plan for such persons, the spouses, siblings, direct ancestors or direct descendants of such persons, independent legal counsel to the Funds' independent directors, Minnesota Life and its affiliates themselves, advisory clients of Advantus Capital, employees of sales representatives employed in offices maintained by such sales representatives, certain accounts as to which a bank or broker-dealer charges an account management fee, provided the bank or broker-dealer has an agreement with Securian Financial, certain accounts sold by registered investment advisers who charge clients a fee for their services, and investors who, within 60 days after redeeming shares of a class of shares generally subject to either an initial or deferred sales charge issued by a non-Advantus fund, use those redemption proceeds to purchase Class A shares from Securian Financial or a broker-dealer that has entered into an agreement with Securian Financial specifically providing for net asset value purchases, may purchase Class A shares of the Advantus Multiple Class Funds at net asset value. These persons must give written assurance that they have bought for investment purposes, and that the securities will not be resold except through redemption or repurchase by, or on behalf of, the respective Fund. These persons are not required to pay a sales charge because of the reduced sales effort involved in their purchases.

                      EXCHANGE AND TRANSFER OF FUND SHARES

         A shareholder can exchange some or all of his or her Class A, Class B and Class C shares in the Advantus Multiple Class Funds, including shares acquired by reinvestment of dividends, for shares of the same class of any of the other Advantus Multiple Class Funds (provided such Fund is available in the shareholder's State), and can thereafter re-exchange such exchanged shares back for shares of the same class of the Fund. Purchases by exchange are subject to the minimum investment requirements of the Funds. The exchange will be made on the basis of the relative net asset values without the imposition of any additional sales load. When Class B shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the contingent deferred sales charge ("CDSC") period and applying the CDSC.

         Class A, Class B and Class C shares may also be exchanged for shares of the Money Market Fund at net asset values. No CDSC will be imposed at the time of any such exchange of Class B shares; however, the Money Market Fund shares acquired in any such exchange will remain subject to the CDSC otherwise applicable to such Class B shares as of the date of exchange, and the period during which such shares of Money Market Fund are held will not be included in the calculation of the CDSC due at redemption of such Money Market Fund shares or any reacquired Class B shares, except as follows. Securian Financial is currently waiving the entire Rule 12b-1 fee due from Money Market Fund. In the event Securian Financial begins to receive any portion of such fee, either (i) the time period during which shares of Money Market Fund acquired in exchange for Class B shares are held will be included in the calculation of the CDSC due at redemption, or (ii) such time period will not be included but the amount of the CDSC will be reduced by the amount of any Rule 12b-1 payments made by Money Market Fund with respect to those shares.

         Exchanges of shares from Money Market Fund are subject to applicable sales charges of the Advantus Fund being purchased, unless the Money Market Fund shares were previously acquired by an exchange from Class A or Class B shares of another Advantus Fund or by reinvestment or cross-reinvestment of dividends or capital gains distributions. Shares of Money Market Fund previously acquired in an exchange for Class A, Class B or Class C shares from any of the Funds may be re-exchanged at relative net asset values for Class A, Class B and Class C shares, respectively, of another Advantus Fund. Class C shares re-acquired in this manner will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at the time of the initial exchange.

         The exchange privilege is available only in states where such exchanges may legally be made (at the present time the Fund believes this privilege is available in all states). An exchange may be made by written request or by a telephone call, (unless the shareholder has elected on the account application not to have telephone transaction privileges) or by Internet. Up to twelve exchanges each calendar year may be made without charge. A $7.50 service charge will be imposed on each subsequent exchange and/or telephone transfer. No service charge is imposed in connection with systematic exchange plans. However, the Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate, or impose additional charges upon, the exchange and/or telephone transfer privileges and/or Internet transactions, upon 60 days' prior notice to shareholders. An exchange is considered to be a sale of shares for federal income tax purposes on which an investor may realize a long- or short-term capital gain or loss. See "Distributions and Tax Status" for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge.


SYSTEMATIC EXCHANGE PLAN

     Shareholders of the Fund may elect to have shares of the Fund systematically exchanged for shares of any of the other Advantus Funds on a monthly basis. The minimum amount which may be exchanged on such a systematic basis is $50. The terms and conditions otherwise applicable to exchanges generally, as described above, also apply to such systematic exchange plans.

                            SHAREHOLDER SERVICES

OPEN ACCOUNTS

     A shareholder's investment is automatically credited to an open account maintained for the shareholder by PFPC, the Funds' transfer agent. Stock certificates are not currently issued. Following each transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each year PFPC sends to each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. A fee may be charged for providing duplicate information.

     The open account system provides for full and fractional shares expressed to four decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

     The costs of maintaining the open account system are paid by each Fund. No direct charges are made to shareholders, the costs of maintaining the open account system are paid by each Fund. No direct charges are made to shareholders, except that the Funds will deduct a $10 annual fee from a shareholder's account in December of each year if the account balance at that time is below $2000. This low balance fee is waived for qualified retirement accounts and for investors who have aggregate Advantus Fund account assets of $25,000 or more (only shares held directly in the investor's name, rather than in a broker's name, are aggregated for this purpose). Although the Funds have no present intention of making additional direct charges to shareholders, they reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

AUTOMATIC INVESTMENT PLAN

     Each Fund provides a convenient, voluntary method of purchasing shares in the Fund through its "Automatic Investment Plan" (the "Plan").

     The principal purposes of the Plan are to encourage thrift by enabling you to make regular purchases in amounts less than normally required, and, in the case of each of the Advantus Funds other than Money Market Fund, to employ the principle of dollar cost averaging, described below.

     By acquiring Fund shares on a regular basis pursuant to the Automatic Investment Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of dollar cost averaging. Under dollar cost averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. There is no guarantee, however, that the automatic investment plan will always result in a lower cost per share compared to other investment programs. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of dollar cost averaging will not protect against loss in a declining market, as a loss will result if the plan is discontinued when the market value is less than cost.

     A Plan may be opened by indicating an intention to invest $50 ($25 for plans established prior to December 2, 2002) or more monthly for at least one year. Investors will receive a confirmation showing the number of shares purchased, purchase price, and subsequent new balance of shares accumulated.

     An investor has no obligation to invest regularly or to continue the Plan, which may be terminated by the investor at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs the Fund in writing to pay them in cash. The Fund reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than $250.

GROUP SYSTEMATIC INVESTMENT PLAN

     This Plan provides employers and employees with a convenient means for purchasing shares of each Fund under various types of employee benefit and thrift plans, including payroll withholding and bonus incentive plans. The Plan may be started with an initial cash investment of $50 per participant for a group consisting of five or more participants. The shares purchased by each participant under the Plan will be held in a separate account in which all dividends and capital gains will be reinvested in additional shares of the Fund at net asset value. To keep his or her account open, subsequent payments totaling $25 per month must be made into each participant's account. If the group is reduced to less than five participants, the minimums set forth under "Automatic Investment Plan" shall apply. The Plan may be terminated by the Fund or the shareholder at any time upon reasonable notice.

RETIREMENT PLANS OFFERING TAX BENEFITS

     The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of any of the Funds. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRA's), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, e.g. 403(b) plans.


     The initial investment in each Fund by such a plan must be at least $250 for each participant in a plan, and subsequent investments must be at least $25 per month for each participant. Income dividends and capital gain distributions must be reinvested. Plan documents and further information can be obtained from Securian Financial.


     An investor should consult a competent tax or other adviser as to the suitability of Fund shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974 and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects.

SYSTEMATIC WITHDRAWAL PLANS

     An investor owning shares in any one of the Funds having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. Withdrawal payments for Class A shares of the Advantus
Multiple Class Funds purchased in amounts of $1 million or more, and for Class B shares of Advantus Multiple Class Funds, may also be subject to a CDSC. As a result, a shareholder should consider whether a Systematic Withdrawal Plan is appropriate. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan.

     The Plan is particularly convenient and useful for trustees in making periodic distributions to retired employees. Through this Plan a trustee can arrange for the retirement benefit to be paid directly to the employee by the respective Fund and to continue the tax-free accumulation of income and capital gains prior to their distribution to the employee. An investor may terminate the Plan at any time. A form for use in establishing such a plan is available from Securian Financial.

     A shareholder under a Systematic Withdrawal Plan may elect to receive payments monthly, quarterly, semiannually, or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or
(3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

     All shares under the Plan must be left on deposit. Income dividends and capital gain distributions will be reinvested without a sales charge at net asset value determined on the record date.

     Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the initial investment, particularly in the event of a decline in net asset value.

     Under this Plan, any distributions of income and realized capital gains must be reinvested in additional shares, and are reinvested at net asset value. If a shareholder wishes to purchase additional shares of the respective Fund under this Plan, other than by reinvestment of distributions, it should be understood that, in the case of Class A shares, he or she would be paying a sales commission on such purchases, while liquidations effected under the Plan would be at net asset value, and, in the case of Class B shares, he or she would be purchasing such shares at net asset value while liquidations effected under the Plan would involve the payment of a contingent deferred sales charge. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. Additions to a shareholder account in which an election has been made to receive systematic withdrawals will be accepted only if each such addition is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. A shareholder may not have an "Automatic Withdrawal Plan" and a "Systematic Investment Plan" in effect simultaneously as it is not, as explained above, advantageous to do so.

                                    REDEMPTIONS

     Registered holders of shares of the Funds may redeem their shares at the per share net asset value next determined following receipt by the Fund (at its mailing address listed on the cover page) of a written redemption request signed by all shareholders exactly as the account is registered (and a properly endorsed stock certificate if one has been issued). Class C shares may be redeemed without charge. A contingent deferred sales charge may be applicable upon redemption of certain Class A shares and Class B shares. Both share certificates and stock powers, if any, tendered in redemption must be endorsed and executed exactly as the Fund shares are registered. Any certificates should be sent to the Fund by certified mail.

     Payment will be made as soon as possible, but generally not later than seven days after receipt of a properly executed written redemption request (and any certificates). Sales proceeds from shares purchased by check or bank draft, other than checks from government agencies, will not be available during the ten business days following purchase in order to permit the check or draft to clear the purchaser's bank. The amount received by the shareholder may be more or less than the shares' original cost.

     If stock certificates have not been issued, and if no signature guarantee is required, shareholders may also submit their signed written redemption request to the Fund by facsimile (FAX) transmission. The Fund's FAX number is
(508) 871-3560.

     Each Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.
When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges. Each Fund has filed with the Securities and Exchange Commission a notification of election pursuant to Rule 18f-1 under the Investment Company Act of 1940 in order to make such redemptions in kind.

     Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist.


MEDALLION SIGNATURE GUARANTEE

     In order to protect both shareholders and the Funds against fraudulent orders, a medallion shareholder signature guarantee is required in certain cases. No signature guarantee is required if the redemption proceeds are less than $50,000 and are to be paid to the registered holder and sent to the address of record for that account, or if the written redemption request is from pre-authorized trustees of plans, trusts and other tax-exempt organizations and the redemption proceeds are less than $50,000.

     A medallion signature guarantee is required, however, if (i) the redemption proceeds are $50,000 or more, (ii) the redemption proceeds are to be paid to someone other than the registered holder, (iii) the redemption proceeds are to be mailed to an address other than the registered shareholder's address, (iv) within the 30-day period prior to receipt of the redemption request, instructions have been received to change the shareholder's address of record, or, in the case of redemptions to be paid by wire, instructions have been received within such period to change the shareholder's bank wire instructions, (v) the shares are requested to be transferred to the account of another owner, or (vi) in the case of plans, trusts, or other tax-exempt organizations, the redemption request is not from a pre-authorized trustee. The Fund reserves the right to require signature guarantees on all redemptions.

     A signature guarantee must be a "medallion" signature guarantee provided by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are:

-  Securities Transfer Agents Medallion Program (STAMP)

-  Stock Exchanges Medallion Program (SEMP)

-  New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP)

Signature guarantees from financial institutions which are not participants in a recognized medallion program will not be accepted.

CONTINGENT DEFERRED SALES CHARGE

     The CDSC applicable upon redemption of Class A shares purchased in amounts of $1 million or more and Class B shares will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions or on shares held for longer than the applicable CDSC period. See "Sales Charges - Class B Shares" above.

     In determining whether a CDSC is payable with respect to any redemption of Class B shares, the calculation will be determined in the manner that results in the lowest rate being charged.

     The CDSC does not apply to: (1) redemption of Class B shares in connection with the automatic conversion to Class A shares; (2) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (3) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code; and (4) in connection with Class B shares redeemed pursuant to a Systematic Withdrawal Plan, limited annually to Class B shares equal in amount to 12% of the value of a shareholder's account in a Fund at the time the Systematic Withdrawal Plan is established. The CDSC will also not apply to certain exchanges. See "Exchange and Transfer of Fund Shares," above.

TELEPHONE REDEMPTION

     The Funds' shareholders have this privilege automatically, unless they have elected on the account application not to have such privilege, and may redeem shares by calling Advantus Shareholder Services at 1-800-665-6005 (see "Telephone Transactions"). A telephone redemption request will not be honored, however, if the shareholder's address of record or bank wire instructions have been changed without a guarantee of the shareholder's signature (see "Medallion Signature Guarantee" above) within the 30-day period prior to receipt of the redemption request. The maximum amount which may be redeemed by telephone is $50,000. The proceeds will be sent by check to the address of record for the account. If the amount is $500 or more, and if the shareholder has designated a bank account, the proceeds may be wired to the shareholder's designated bank account, and the prevailing wire charge (currently $15.00) will be added to the amount redeemed from the Fund. The Funds reserve the right to modify, terminate or impose charges upon the telephone redemption privilege.

INTERNET REDEMPTION

The Funds' shareholders may elect to perform certain transactions via the Internet. In order to do so, the shareholder must first authorize the Fund to transmit information on-line and agree to the Funds' web site procedures. Please contact Advantus Funds Shareholder Services at (800) 665-6005 for more information on how to enable an account. Internet transactions may not be honored, however, if the shareholder's address of record or bank wire instructions have been changed without a guarantee of the shareholder's signature (see "Medallion Signature Guarantee" above) within the 30 day period prior to receipt of the redemption request. The maximum amount which may be redeemed by internet is $50,000. The proceeds will be sent by check to the address of record for the account. If the amount is $500 or more, and if the shareholder has designated a bank account, the proceeds may be wired to the shareholder's designated bank account, and the prevailing wire charge (currently $15.00) will be added to the amount redeemed from the Fund. The Funds reserve the right to modify, terminate or impose charges upon the telephone redemption privilege.

DELAY IN PAYMENT OF REDEMPTION PROCEEDS

     Payment of redemption proceeds will ordinarily be made as soon as possible and within the periods of time described above. However, an exception to this is that if redemption is requested after a purchase by check or bank draft, other than checks from government agencies, the Fund will delay mailing the redemption check or wiring proceeds until it has reasonable assurance that the purchase check has cleared (good payment has been collected). This delay may be up to 10 business days from the purchase date.

FUND'S RIGHT TO REDEEM SMALL ACCOUNTS

     Each Fund has the right to redeem the shares in small accounts which, for any reason, have a total current value of less than $150 in 2002, or $500 in subsequent years. The Funds usually make this determination in December of each year. Before redeeming an account, the Fund will mail to the shareholder a written notice of its intention to redeem, which will give the investor an opportunity to make an additional investment. If no additional investment is received by the Fund within 60 days of the date the notice was mailed, the shareholder's account will be redeemed.

REINSTATEMENT PRIVILEGE

     The Prospectus for the Funds describes redeeming shareholders' reinstatement privileges in "Buying and Selling Shares" in the Funds' Prospectus. Written notice from persons wishing to exercise this reinstatement privilege must be received by Securian Financial within 90 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased. All shares issued as a result of the reinstatement privilege applicable to redemptions of Class A and Class B shares will be issued only as Class A shares. Any CDSC incurred in connection with the prior redemption (within 90 days) of Class B shares will not be refunded or re-credited to the shareholder's account. Shareholders who redeem Class C shares and exercise their reinstatement privilege will be issued only Class C shares, which shares will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at redemption.

     See "Distributions and Tax Status" below for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge. Should an investor utilize the reinstatement privilege following a redemption which resulted in a loss, all or a portion of that loss might not be currently deductible for Federal income tax purposes, for an investor which is not tax-exempt. Exercising the reinstatement privilege would not alter any capital gains taxes payable on a realized gain, for an investor which is not tax-exempt. See discussion under "Distributions and Tax Status" below regarding the taxation of capital gains.

                               TELEPHONE TRANSACTIONS

     Shareholders of the Funds are permitted to exchange or redeem a Fund's shares by telephone. See "Exchange and Transfer of Fund Shares" and "Redemptions" for further details. The privilege to initiate such transactions by telephone is made available automatically unless the shareholder elects on the account application not to have such privilege.

     Shareholders, or persons authorized by shareholders, may initiate telephone transactions by telephoning Advantus Shareholder Services, toll free, at at (800) 665-6005. Automated service is available 24 hours a day, and service representatives are available Monday through Friday, from 8:00 a.m. to 4:45 p.m. (Central Time). Telephone transaction requests received after 3:00 p.m. (Central Time) will be treated as received the next business day. The maximum amount which may be redeemed by telephone is $50,000. During periods of marked economic or market changes, shareholders may experience difficulty in implementing a telephone exchange or redemption due to a heavy volume of telephone calls. In such a circumstance, shareholders should consider submitting a written request as an alternative to a telephone exchange or redemption. The Funds reserve the right to modify, terminate or impose charges upon the telephone exchange and redemption privileges upon 60 days' prior notice to shareholders.

     A Fund will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine; provided, however, that the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and that if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures for processing telephone transactions include tape recording of telephone instructions, asking shareholders for their account number and a personal identifying number, and providing written confirmation of such transactions.


                               INTERNET TRANSACTIONS

            Shareholders of the Funds are permitted to exchange or redeem a Fund's share via the Internet. See "Exchange and Transfer of Fund Shares" and "Redemptions" for further details. The privilege to initiate such transactions via Internet requires that a shareholder contact Advantus at (800) 665-6005 to enable their account.

            Shareholders, or persons authorized by shareholders, may initiate Internet transactions by going to the Advantus Funds web site, www.advantusfunds.com. Automated service is generally available 24 hours a day. Internet transaction requests received after 3:00 p.m. (Central time) will be treated as received the next business day. The maximum amount which may be redeemed via Internet is $50,000. During periods of marked economic or market changes, shareholders may experience difficulty in implementing an on-line exchange or redemption due to a heavy volume. In such a circumstance, shareholders should consider submitting a written request as an alternative to an on-line exchange or redemption. The Funds reserve the right to modify, terminate or impose charges upon the Internet on-line exchange and redemption privileges upon 60 days' prior notice to shareholders.

            A Fund will not be liable for following instructions communicated by Internet which it reasonably believes to be genuine; provided, however, that the Fund will employ reasonable procedures to confirm that instructions communicated via the Internet are genuine, and that if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures for processing Internet transactions include requiring shareholders to contact Advantus in order to establish their on-line account, asking shareholders for their account number and a personal identifying number, providing a confirmation number on-screen, at the completion of an on-line transaction, and providing written confirmation of such transactions.


                           THE STANDARD & POOR'S LICENSE

     Standard & Poor's ("S&P") is a division of The McGraw-Hill Companies, Inc. S&P has trademark rights to the marks "Standard & Poor's-Registered Trademark-," "S&P-Registered Trademark-," "S&P 500-Registered Trademark-," "Standard & Poor's 500" and "500" and has licensed the use of such marks by the Index Fund.

     Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Index Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the net asset value or public offering price of the Index Fund nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index Fund.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, NOR DOES S&P HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INDEX FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE

OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                            DISTRIBUTIONS AND TAX STATUS

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The policy of the Funds has been to pay dividends from net investment income quarterly. Any net realized capital gains are generally distributed once a year, during December. Distributions paid by the Funds, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares. The per share distributions on Class B and Class C shares will be lower than the per share distributions on Class A shares as a result of the higher Rule 12b-1 fees applicable to Class B and Class C shares.

     Any dividend payments or net capital gains distributions made by the Funds are in the form of additional shares of the same class of the Fund rather than in cash, unless a shareholder specifically requests the Fund in writing that the payment be made in cash. The distribution of these shares is made at net asset value on the payment date of the dividend, without any sales or other charges to the shareholder. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash. Authorization to pay dividends in cash may be made on the application form, or at any time by letter.

     Upon written request to a Fund, a shareholder may also elect to have dividends from the Fund invested without sales charge in shares of Advantus Money Market Fund or shares of the same class of another of the Advantus Funds at the net asset value of such other Fund on the payable date for the dividends being distributed. To use this privilege of investing dividends from a Fund in shares of another of the Funds, shareholders must maintain a minimum account value of $500 in both the Fund paying the dividends and the other Fund in which dividends are reinvested.

TAXATION - GENERAL

     The following is a general summary of certain federal tax considerations affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning.

     During the year ended July 31, 2002 each Fund fulfilled, and intends to continue to fulfill, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

     Distributions of investment company taxable income from a Fund generally will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional shares of the Fund's stock. A distribution of net capital gain (a "capital gain distribution"), whether paid in cash or reinvested in shares, generally is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his or her shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares. Long-term capital gains of individuals are taxed at a maximum rate of 20%, and the highest marginal regular tax rates on ordinary income for individuals is 39.6%.

     Some or all of the dividend distributions from each Fund are expected to qualify for the 70% dividend received deduction for corporations, except that dividend distributions from the Real Estate Securities Fund attributable to dividends that the Fund receives from REITs will not qualify for such dividend received deduction for corporations.

     Prior to purchasing shares of a Fund, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends or capital gains distributions which are expected to be announced, or have been announced but not paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

     The Code provides that a shareholder who pays a sales charge in acquiring shares of a mutual fund, redeems those shares within 90 days after acquiring them, and subsequently acquires new shares in any mutual fund for a reduced sales charge or no sales charge (pursuant to a reinvestment right acquired with the first shares), may not take into account the sales charge imposed on the first acquisition, to the extent of the reduction in the sales charge on the second acquisition, for purposes of computing gain or loss on disposition of the first acquired shares. The amount of sales charge disregarded under this rule will, however, be treated as incurred in connection with the acquisition of the second acquired shares.

     Shareholders of the Funds receive an annual statement detailing federal tax information. Distributions by the Funds, including the amount of any redemption, are reported to shareholders in such annual statement and to the Internal Revenue Service to the extent required by the Code.

     The Funds are required by federal law to withhold 31% of reportable payments (including dividends, capital gain distributions, and redemptions) paid to certain accounts whose owners have not complied with IRS regulations. In order to avoid this backup withholding requirement, each shareholder will be asked to certify on the shareholder's account application that the social security or taxpayer identification number provided is correct and that the shareholder is not subject to backup withholding for previous underreporting to the IRS.

     Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investment companies.

     The Real Estate Securities Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by them with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401K plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on some income. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year thatis allocable to the disqualified organization, multiplied by the highest Federal income tax rate imposed on corporations.

     Each Fund is subject to a non-deductible excise tax equal to 4 percent of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, the Fund generally must declare dividends by the end of a calendar year representing 98 percent of the Fund's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

     The foregoing relates only to federal taxation. Prospective shareholders should consult their tax advisers as to the possible application of state and local income tax laws to ownership of Fund shares.

                                FINANCIAL STATEMENTS

     Each Fund's financial statements for the fiscal year ended July 31, 2002, including the financial highlights for each of the respective periods presented, appearing in the Funds' Annual Report to Shareholders, and the report thereon of such Fund's independent auditors, KPMG LLP, also appearing therein, are incorporated by reference in this Statement of Additional Information.

                                      APPENDIX A

                          BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS

     Moody's Investors Service, Inc. describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Standard & Poor's Corporation describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

     AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB. Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

     B. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     Standard & Poor's Corporation applies indicators "+", no character, and "-" to the above rating categories. The indicators show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     The rating A-1 is the highest rating assigned by Standard & Poor's Corporation to commercial paper which is considered by Standard & Poor's Corporation to have the following characteristics:

     Liquidity ratios of the issuer are adequate to meet cash redemptions. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

                        APPENDIX B - FUTURES CONTRACTS

EXAMPLE OF FUTURES CONTRACT SALE

     The Fund would engage in a futures contract sale to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund's portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Fund wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of $100, and the Fund believes that, because of an anticipated rise in interest rates, the value will decline to $95. The Fund might enter into futures contract sales of Treasury bonds for a price of $98. If the market value of the portfolio security does indeed decline from $100 to $95, the futures market price for the Treasury bonds might also decline from $98 to $93.

     In that case, the $5 loss in the market value of the portfolio security would be offset by the $5 gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might decline to more than $93 or to less than $93 because of the imperfect correlation between cash and futures prices mentioned above.

     The Fund could be wrong in its forecast of interest rates and the futures market price could rise above $98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change prior to settlement date, the Fund, in the above example, would incur a loss of $2 if it delivered the portfolio security on the settlement date (which loss might be reduced by an offsetting transaction prior to the settlement date). In each transaction, nominal transaction expenses would also be incurred.

EXAMPLE OF FUTURES CONTRACT PURCHASE

     The Fund would engage in a futures contract purchase when it is not fully invested in long-term securities but wishes to defer for a time the purchase of long-term securities in light of the availability of advantageous interim investments, e.g., short-term securities whose yields are greater than those available on long-term securities. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of the increases in market price of the long-term securities that the Fund may purchase.

     For example, assume that the market price of a long-term security that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Fund wishes to fix the current market price (and thus 10% yield) of the long-term security until the time (four months away in this example) when it may purchase the security.

     Assuming the long-term security has a market price of $100, and the Fund believes that, because of an anticipated fall in interest rates, the price will have risen to $105 (and the yield will have dropped to about 9-1/2%) in four months, the Fund might enter into futures contracts purchases of Treasury bonds for a price of $98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term security at an assumed market price of $100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from $100 to $105, the futures market price for Treasury bonds might also rise from $98 to $103. In that case, the $5 increase in the price that the Fund pays for the long-term security would be offset by the $5 gain realized by closing out the futures contract purchase.

    The Fund could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%, and the futures market price could fall below $98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term securities. The market prices of available long-term securities would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

    If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term securities. The yields on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term security, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

     In each transaction, nominal transaction expenses would also be incurred.

TAX TREATMENT

     The amount of any gain or loss realized by the Fund on closing out a futures contract may result in a capital gain or loss for federal income tax purposes. Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year. Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60 percent of such gain or loss will be treated as long-term capital gain or loss. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of these futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contract. Notwithstanding the rules described above, with respect to futures contracts which are part of futures contract sales, and in certain other situations, the Fund may make an election which may have the effect of exempting all or a part of those identified future contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year; all or part of any gain or loss otherwise realized by the Fund on any closing transaction may be deferred until all of the Fund's positions with respect to the futures contract sales are closed; and, all or part of any gain or loss may be treated as short-term capital gain or loss.

     Under the Federal income tax provisions applicable to regulated investment companies, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of securities ("qualifying income"). Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may include gains from forward contracts in determining qualifying income. In addition, in order that the Fund continue to qualify as a regulated investment company for Federal income tax purposes, less than 30% of its gross income for any year must be derived from gains realized on the sale or other disposition of securities held by the Fund for less than three months. For this purpose, the Fund will treat gains realized on the closing out of futures contracts as gains derived from the sale of securities. This treatment could, under certain circumstances, require the Fund to defer the closing out of futures contracts until after three months from the date the fund acquired the contracts, even if it would be more advantageous to close out the contracts prior to that time. However, under the Code, a special rule is provided with respect to certain hedging transactions which has the effect of allowing the Fund to engage in such short-term transactions in limited circumstances. Any gains realized by the Fund as a result of the constructive sales of futures contacts held by the Fund at the end of its taxable year, as described in the preceding paragraph, will in all instances be treated as derived from the sale of securities held for three months or more, regardless of the actual period for which the Fund has held the futures contracts at the end of the year.

                              PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS

     The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

     Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

     Securian Financial Group, Inc. (Delaware)
     Capitol City Property Management, Inc.
     Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.

     Minnesota Life Insurance Company
     Securian Financial Network, Inc.
     Securian Ventures, Inc.
     Advantus Capital Management, Inc.
     Securian Financial Services, Inc.

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

     Securian Casualty Company
     Northstar Life Insurance Company (New York)
     The Ministers Life Insurance Company
     Personal Finance Company (Delaware)
     Enterprise Holding Corporation

Open-end registered investment company offering shares solely to separate accounts of Minnesota Life Insurance Company:

     Advantus Series Fund, Inc.

Wholly-owned subsidiaries of Securian Financial Services, Inc.:

     MIMLIC Insurance Agency of Massachusetts, Inc. (Massachusetts) MIMLIC Insurance Agency of Texas, Inc. (Texas)
     Ascend Insurance Agency of Nevada, Inc. (Nevada)
     Ascend Insurance Agency of Oklahoma, Inc. (Oklahoma)
     Worthmark Financial Services, LLC (Delaware)

Wholly-owned subsidiaries of Enterprise Holding Corporation:

     Financial Ink Corporation
     Oakleaf Service Corporation
     Concepts in Marketing Research Corporation
     Lafayette Litho, Inc.
     DataPlan Securities, Inc. (Ohio)
     MIMLIC Imperial Corporation
     MIMLIC Funding, Inc.
     MCM Funding 1997-1, Inc.
     MCM Funding 1998-1, Inc.
     Ministers Life Resources, Inc.

Wholly-owned subsidiaries of Securian Financial Network, Inc.:

     Securian Financial Network, Inc. (Alabama)
     Securian Financial Network, Inc. (Nevada)
     Securian Financial Network, Inc. (Oklahoma)
     Securian Financial Network, Inc. (Texas)

Majority-owned subsidiaries of Minnesota Life Insurance Company:

     MIMLIC Life Insurance Company (Arizona)
     Advantus Cornerstone Fund, Inc.
     Advantus Enterprise Fund, Inc.
     Advantus International Balanced Fund, Inc.
     Advantus Venture Fund, Inc.
     Advantus Real Estate Securities Fund, Inc.



Fifty percent-owned subsidiary of MIMLIC Imperial Corporation:

     C.R.I. Securities, Inc.

Less than 25% owned subsidiaries of Minnesota Life Insurance Company:

     Advantus Money Market Fund, Inc.
     Advantus Horizon Fund, Inc.
     Advantus Spectrum Fund, Inc.
     Advantus Mortgage Securities Fund, Inc.
     Advantus Bond Fund, Inc.
     Advantus Index 500 Fund, Inc.

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

ITEM 25.  INDEMNIFICATION

     The Articles of Incorporation and Bylaws of the Registrant provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, to the full extent permitted by Section 302A.521, Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith; received no improper personal benefit and the Minnesota Statute dealing with directors' conflicts of interest, if applicable, has been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

     Section 17(h) of the Investment Company Act of 1940 provides that neither the charter, certificate of incorporation, articles of association, indenture of trust, nor the by-laws of any registered investment company, nor any other instrument pursuant to which such a company is organized or administered, shall contain any provisions which protects or purports to protect any director or officer of such company against any liability to the company or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of his office. The staff of the Securities and Exchange Commission has stated that it is of the view that an indemnification provision does not violate Section 17(h) if it precludes indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties ("Disabling conduct") and sets forth reasonable and fair means for determining whether indemnification shall be made. In the staff's view, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" of the company as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors") or (b) an independent legal counsel in a written opinion. The dismissal of either a court action or administrative proceeding against an indemnitee for insufficiency of evidence of any disabling conduct with which he has been charged would, in the staff's view, provide reasonable assurance that he was not liable by reason of disabling conduct. The staff also believes that a determination by the vote of a majority of a quorum of disinterested, non-party directors would provide reasonable assurance that the indemnitee was not liable by reason of disabling conduct.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER


Directors and Officers     Office with                  Other Business
of Investment Adviser      Investment Adviser           Connections
---------------------      ------------------           -----------
Frederick P. Feuerherm     Vice President,              Vice President, Minnesota Life
                           Assistant Secretary          Insurance Company; Vice
                           and Director                 President and Director, MIMLIC
                                                        Funding, Inc.; Vice President
                                                        and Assistant Secretary, MCM
                                                        Funding 1997-1, Inc.; Vice
                                                        President and Assistant
                                                        Secretary, MCM Funding 1998-1,
                                                        Inc.

Lynne M. Mills             Vice President               Second Vice President, Minnesota
                           and Director                 Life Insurance Company; Vice
                                                        President, MCM Funding 1997-1,
                                                        Inc.; Vice President, MCM Funding
                                                        1998-1, Inc.

Dianne M. Orbison          President,                   Vice President, Minnesota Life
                           Treasurer                    Insurance Company; President,
                           and Director                 Treasurer




Directors and Officers     Office with                  Other Business
of Investment Adviser      Investment Adviser           Connections
---------------------      ------------------           -----------
                                                        and Director, MCM Funding 1997-1,
                                                        Inc.; President, Treasurer and
                                                        Director, MCM Funding 1998-1, Inc.;
                                                        President, MIMLIC Funding, Inc.

Matthew D. Finn            Vice President               Vice President, MCM Funding
                           and Head of Equities         1997-1, Inc.; Vice President,
                                                        MCM Funding 1998-1, Inc.; Head of
                                                        Equity Investments, Minnesota Life
                                                        Insurance Company

Marilyn R. Froelich        Vice President,              Vice President, MCM Funding
                           Director-Insurance           1997-1 Inc.; Vice President,
                           Asset Advisory, and          MCM Funding 1998-1, Inc.; Second
                           Director                     Vice President - Investment Advisory,
                                                        Minnesota Life Insurance Company

Thomas A. Gunderson        Vice President               Vice President, MCM Funding 1997-1,
                                                        Inc.; Vice President, MCM Funding
                                                        1998-1, Inc.; Senior Investment
                                                        Officer, Equities, Minnesota Life
                                                        Insurance Company

Kent R. Weber              Vice President               Vice President, MCM Funding 1997-1,
                                                        Inc.; Vice President, MCM Funding
                                                        1998-1, Inc.; Investment Officer,
                                                        Fixed Income, Minnesota Life
                                                        Insurance Company

Wayne R. Schmidt           Vice President               Secretary and Treasurer, MIMLIC
                                                        Funding, Inc.; Vice President and
                                                        Secretary, MIMLIC Imperial
                                                        Corporation; Vice President and
                                                        Assistant Secretary, MCM Funding
                                                        1997-1, Inc.; Vice President and
                                                        Assistant Secretary, MCM Funding
                                                        1998-1, Inc.; Investment
                                                        Officer - Fixed Income, Minnesota
                                                        Life Insurance Company



Directors and Officers     Office with                  Other Business
of Investment Adviser      Investment Adviser           Connections
---------------------      ------------------           -----------
Joseph R. Betlej           Vice President               Vice President, MCM Funding
                                                        1997-1, Inc.; Vice President, MCM
                                                        Funding 1998-1, Inc.; Senior
                                                        Investment Officer, Minnesota
                                                        Life Insurance Company

Erica A. Bergsland         Vice President               Vice President, MCM Funding 1997-1,
                                                        Inc.; Vice President, MCM Funding
                                                        1998-1, Inc.; Senior Investment
                                                        Officer - Structured Finance/Residential
                                                        Mortgage, Minnesota Life Insurance
                                                        Company

Gary M. Kleist             Financial Vice               Second Vice President, Investment
                           President and                Operations, Minnesota Life
                           Director                     Insurance Company; Vice President,
                                                        MCM Funding 1997-1, Inc.; Vice
                                                        President, MCM Funding 1998-1,
                                                        Inc.; Vice President, MIMLIC
                                                        Funding, Inc.

Sean M. O'Connell          Vice President               Senior Investment Officer-Mortgages,
                                                        Minnesota Life Insurance Company;
                                                        Vice President, MCM Funding
                                                        1997-1, Inc.; Vice President,
                                                        MCM Funding 1998-1, Inc.

John R. Leiviska           Vice President               Senior Investment Officer - Fixed
                                                        Income, Minnesota Life Insurance
                                                        Company; Vice President, MCM
                                                        Funding 1997-1, Inc.; Vice
                                                        President, MCM Funding 1998-1,
                                                        Inc.

Annette M. Masterson       Vice President               Senior Investment Officer, Fixed
                                                        Income Research, Minnesota Life
                                                        Insurance Company; Vice President,
                                                        MCM Funding 1997-1, Inc.; Vice



Directors and Officers     Office with                  Other Business
of Investment Adviser      Investment Adviser           Connections
---------------------      ------------------           -----------
                                                        President, MCM Funding 1998-1, Inc.;
                                                        Director, Personal Finance Company

David R. Hackney           Vice President               Investment Officer, Total Return,
                                                        Minnesota Life Insurance Company;
                                                        Vice President, MCM Funding 1997-1,
                                                        Inc.; Vice President, MCM Funding
                                                        1998-1, Inc.;

Steven S. Nelson           Vice President               Investment Officer, Total Return,
                                                        Minnesota Life Insurance Company;
                                                        Vice President, MCM Funding 1997-1,
                                                        Inc.; Vice President, MCM Funding
                                                        1998-1, Inc.;

Vicki L. Bailey            Vice President,              Director-Investment Law, Minnesota
                           Director of                  Life Insurance Company; Assistant
                           Legal Services               Secretary, Personal Finance
                           and Secretary                Company; Assistant Secretary,
                                                        MCM Funding 1997-1, Inc.;
                                                        Assistant Secretary, MCM Funding
                                                        1998-1, Inc.

Rose A. Lambros            Vice President               Senior Investment Officer,
                           and Assistant                Minnesota Life Insurance Company;
                           Secretary                    Vice President, MCM Funding
                                                        1997-1, Inc.; Vice President, MCM
                                                        Funding 1998-1, Inc.

David W. Land              Vice President               Senior Investment Officer,
                                                        Minnesota Life Insurance Company;
                                                        Vice President, MCM Funding
                                                        1997-1, Inc.; Vice President,
                                                        MCM Funding 1998-1, Inc.

James F. Geiger           Vice President                Senior Investment Officer,
                                                        Minnesota Life Insurance Company;
                                                        Vice President, MCM Funding
                                                        1997-1, Inc.; Vice President,
                                                        MCM Funding 1998-1, Inc.

Allen D. Steinkopf         Vice President               Investment Officer, Minnesota
                                                        Life Insurance Company; Vice
                                                        President, MCM Funding 1997-1,
                                                        Inc.; Vice President, MCM
                                                        Funding 1998-1, Inc.




Directors and Officers     Office with                  Other Business
of Investment Adviser      Investment Adviser           Connections
---------------------      ------------------           -----------
Matthew T. Norris          Vice President               Investment Officer, Minnesota
                                                        Life Insurance Company; Vice
                                                        President, MCM Funding
                                                        1997-1, Inc.; Vice President,
                                                        MCM Funding 1998-1, Inc.

Joseph L. Gogola           Vice President               Senior Investment Officer,
                                                        Minnesota Life Insurance
                                                        Company; Vice President,
                                                        MCM Funding 1997-1, Inc.;
                                                        Vice President, MCM Funding
                                                        1998-1, Inc.

David G. Schultz           Vice President               Senior Investment Officer,
                                                        Minnesota Life Insurance
                                                        Company; Vice President,
                                                        MCM Funding 1997-1, Inc.;
                                                        Vice President, MCM
                                                        Funding 1998-1, Inc.

Theodore R. Hoxmeier       Vice President               Senior Investment Officer,
                                                        Minnesota Life Insurance
                                                        Company; Vice President,
                                                        MCM Funding 1997-1, Inc.;
                                                        Vice President, MCM
                                                        Funding 1998-1, Inc.

Thomas B. Houghton         Vice President               Senior Investment Officer,
                                                        Minnesota Life Insurance
                                                        Company; Vice President,
                                                        MCM Funding 1997-1, Inc.;
                                                        Vice President, MCM
                                                        Funding 1998-1, Inc.


ITEM 27.  PRINCIPAL UNDERWRITERS

     (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:

          Advantus Horizon Fund, Inc.
          Advantus Spectrum Fund, Inc.
          Advantus Mortgage Securities Fund, Inc.
          Advantus Money Market Fund, Inc.
          Advantus Bond Fund, Inc.
          Advantus Cornerstone Fund, Inc.
          Advantus Enterprise Fund, Inc.
          Advantus International Balanced Fund, Inc.
          Advantus Venture Fund, Inc.
          Advantus Index 500 Fund, Inc.
          Advantus Real Estate Securities Fund, Inc.
          Variable Fund D
          Variable Annuity Account
          Minnesota Life Variable Life Account
          Minnesota Life Variable Universal Life Account
          Northstar Life Variable Universal Life Account

     (b) The name and principal business address, positions and offices with Securian Financial Services, Inc., and positions and offices with Registrant of each director and officer of Securian Financial Services, Inc. is as follows:


                                        Positions and                  Positions and
Name and Principal                      Offices                        Offices
Business Address                        with Underwriter               with Registrant
----------------                        ----------------               ---------------
Robert E. Hunstad                       Director                       None
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

George I. Connolly                      President, Chief               None
Securian Financial Services, Inc.       Executive Officer and
400 Robert Street North                 Director
St. Paul, Minnesota 55101


Margaret Milosevich                     Vice President, Chief          Assistant
Securian Financial Services, Inc.       Operations Officer,            Secretary
400 Robert Street North                 Treasurer and Secretary
St. Paul, Minnesota 55101

Loyall E. Wilson                        Vice President and             None
Securian Financial Services, Inc.       Chief Compliance
400 Robert Street North                 Officer
St. Paul, Minnesota 55101

Dennis E. Prohofsky                     Director                       None
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Thomas L. Clark                         Assistant Treasurer            Assistant
Securian Financial Services, Inc.       and Assistant Secretary        Secretary
400 Robert Street North
St. Paul, Minnesota 55101

Peter D. Seltz                          Vice President,                None
Securian Financial Services, Inc.       Sales and Marketing
400 Robert Street North
St. Paul, Minnesota 55101

          (a)  Not applicable.




ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          The physical possession of the accounts, books and other documents required to be maintained by Section 3(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder is maintained by Minnesota Life, 400 Robert Street North, St. Paul, Minnesota 55101; except that the physical possession of certain accounts, books and other documents related to the custody of the Registrant's securities is maintained by the following custodian:

          Wells Fargo Bank Minnesota
          Sixth Street and Marquette Avenue
          Minneapolis, Minnesota 55479

ITEM 29.  MANAGEMENT SERVICES

          Not applicable.

ITEM 30.  UNDERTAKINGS

          (a)  Not applicable.

          (b)  Not applicable.

          (c) The Registrant hereby undertakes to furnish, upon request and without charge to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders containing the information called for by Item 5A.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of St. Paul and the State of Minnesota on the 26th day of September, 2002.

                                   ADVANTUS CORNERSTONE FUND, INC.
                                   Registrant

                                   By      /s/ Dianne M. Orbison
                                           ------------------------------
                                           Dianne M. Orbison, President

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Dianne M. Orbison              President (principal      September 26, 2002
--------------------------         executive officer)
  Dianne M. Orbison



/s/ Frederick P. Feuerherm         Director and Treasurer    September 26, 2002
--------------------------         (principal financial
  Frederick P. Feuerherm           and accounting officer)



  Ralph D. Ebbott*            Director)
--------------------------
  Ralph D. Ebbott                     )

  William N. Westhoff*        Director)               By /s/ Dianne M. Orbison
--------------------------                            ------------------------
  William N. Westhoff                 )                Dianne M. Orbison
                                      )                 Attorney-in-Fact
  William C. Melton*          Director)
--------------------------
  William C. Melton                   )             Dated: September 26, 2002
                                      )
                                      )
  Ellen S. Berscheid*         Director)
--------------------------
  Ellen S. Berscheid                  )

-------------------


*Registrant's director executing power of attorney dated July 25, 2002, a copy of which is filed herewith.

                           ADVANTUS CORNERSTONE FUND, INC.
                                    EXHIBIT INDEX

Exhibit Number and Description:

(a)       Articles of Incorporation for the Registrant. (1)

(b)       Bylaws of the Registrant. (1)

(b)(1)    Amendment of Bylaws.(4)

(c)       Not applicable.


(d) Investment Advisory Agreement between Advantus Capital Management, Inc. and the Registrant, effective May 1, 2000.(4)

(e)(1) Underwriting and Distribution Agreement between the Registrant and Ascend Financial Services, Inc. (2)

(e)(2) Form of Dealer Sales Agreement between Ascend Financial Services, Inc., principal underwriter for the Registrant, and dealers.

(f)       Not applicable.

(g) Custodian Agreement between the Registrant and Norwest Bank Minnesota, N.A. (3)

(h)(1) Shareholder and Administrative Services Agreement between the Registrant and Minnesota Life Insurance Company. (5)

(h)(2) Schedule A to the Shareholder and Administrative Services Agreement between the Registrant and Minnesota Life Insurance Company.

(i)       Opinion and Consent of Dorsey & Whitney LLP.

(j)       Consent of KPMG LLP, to be filed by subsequent amendment.


(k)       Not applicable.

(l)(1) Letter of Investment Intent regarding the Registrant's initial capital from MIMLIC Asset Management Company. (1)

(l)(2) Letter of Investment Intent regarding the Registrant's initial capital from The Minnesota Mutual Life Insurance Company. (1)

(m)(1)    Plan of Distribution for Class A shares of the Registrant. (2)

(m)(2)    Plan of Distribution for Class B shares of the Registrant. (1)

(m)(3)    Plan of Distribution for Class C shares of the Registrant. (1)

(n)       Multiple Class Plan pursuant to Rule 18f-3. (2)

(p)       Code of Ethics.

(q) Power of Attorney to sign Registration Statement executed by Directors of Registrant.
-------------------

(1) Incorporated by reference to the Registrant's Registration Statement on Form N-1A filed January 26, 1996.

(2) Incorporated by reference to the Registrant's Registration Statement on Form N-1A filed December 3, 1998.

(3) Incorporated by reference to the Registrant's Registration Statement on Form N-1A filed January 13, 2000.

(4) Incorporated by reference to the Registrant's Registration Statement on Form N-1A filed March 1, 2000.

(5) Incorporated by reference to the Registrant's Registration Statement on Form N-1A filed November 30, 2000.